UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21667

Fidelity Central Investment Portfolios LLC
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2012

Item 1. Reports to Stockholders

Fidelity® Floating Rate
Central Fund

Annual Report

September 30, 2012

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

FR1-ANN-1112
1.814672.107

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Past 5 years	Life of fundA
Fidelity® Floating Rate Central Fund	15.56%	6.87%	6.46%

A From December 15, 2004.

$10,000 Over Life of Fund *

Let's say hypothetically that $10,000 was invested in Fidelity® Floating Rate Central Fund on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P®/Loan Syndications and Trading Association Leveraged Performing Loan Index performed over the same period.

* From December 31, 2004 (first date following the fund's commencement for which the life of fund return for the S&P/LSTA Leveraged Performing Loan Index is available).

Annual Report

Management's Discussion of Fund Performance

Market Recap: The leveraged-loan market posted a strong gain during the 12 months ending September 30, 2012, overcoming periodic bouts of volatility largely stemming from concern over sovereign debt problems in the eurozone, with the S&P®/LSTA Leveraged Performing Loan Index rising 11.38% for the full period. Over the past year, the leveraged-loan market experienced negative returns for only two months - November 2011 and May 2012 - with its healthy performance a result of positive fundamental and technical factors. Fundamentally, a slowly recovering domestic economy led to improving financial results for most leveraged companies, as they enjoyed increasing cash flow that helped to enhance their financial flexibility. As a result, the default rate for loans remained below 2%. On the technical side, the market benefited from steady demand from investors seeking yield, as the Federal Reserve kept the benchmark federal funds target rate in a historically low range of zero to 0.25% and stated its intention to keep the rate at that level through mid-2015. While new issuance was robust over the past 12 months, the majority of deals were for refinancing, making the additional supply easily absorbed. As can be expected in a positive market environment, lower-quality B- and CCC-rated loans outperformed more-stable BB-rated loans during the period.

Comments from Eric Mollenhauer, Portfolio Manager of Fidelity® Floating Rate Central Fund: For the year, the fund returned 15.56%, significantly outperforming the S&P®/LSTA Leveraged Performing Loan Index. Relative to the index, the fund benefited the most from strong security selection in chemicals/plastics, telecommunications, lodging/casinos, utilities, leisure goods/activities/movies and health care. Top individual contributors included chemicals company LyondellBasell Industries, resort operator Kerzner International, telecom companies FairPoint Communications and Clearwire, Spanish-language media giant Univision, credit card processor First Data and insurance company Asurion. LyondellBasell, Kerzner and Clearwire were not part of the index. Detractors were few and far between this period, but the fund's overweightings in telecom and utilities slightly tempered gains in both areas, while its modest cash position also dampened returns in a strong market. Among the main individual detractors was not owning outperforming publishing company and index component SuperMedia, non-index investments in underperforming U.K.-based telecom firm Vodafone and Jamaica-based telecom provider Digicel, and an underweighting in radio and TV firm Clear Channel Communications, which performed well during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 to September 30, 2012
Actual	.0007%	$ 1,000.00	$ 1,059.70	$ .00
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,025.00	$ .00

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of September 30, 2012
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
First Data Corp.	3.8	2.6
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc.	3.6	2.9
Freescale Semiconductor, Inc.	2.3	2.1
Avaya, Inc.	2.2	1.7
Intelsat Jackson Holdings SA	2.1	2.7
	14.0
Top Five Market Sectors as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	14.9	13.5
Telecommunications	8.9	9.7
Energy	7.0	4.4
Healthcare	6.9	6.9
Electric Utilities	6.4	6.4
Quality Diversification (% of fund's net assets)
As of September 30, 2012	As of March 31, 2012
BBB 0.7%	BBB 0.8%
BB 25.8%	BB 26.0%
B 45.9%	B 43.3%
CCC,CC,C 8.8%	CCC,CC,C 6.1%
Not Rated 11.2%	Not Rated 15.5%
Equities 0.5%	Equities 2.1%
Short-Term Investments and Net Other Assets (Liabilities) 7.1%	Short-Term Investments and Net Other Assets (Liabilities) 6.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of September 30, 2012*		As of March 31, 2012**
	Floating Rate Loans 87.6%		Floating Rate Loans 85.0%
	Nonconvertible Bonds 4.8%		Nonconvertible Bonds 6.7%
	Common Stocks 0.5%		Common Stocks 2.1%
	Short-Term Investments and Net Other Assets (Liabilities) 7.1%		Short-Term Investments and Net Other Assets (Liabilities) 6.2%
* Foreign investments	8.0%	** Foreign investments	10.1%

Annual Report

Investments September 30, 2012

Showing Percentage of Net Assets

Floating Rate Loans (g) - 87.6%
	Principal Amount	Value
Aerospace - 1.2%
Aeroflex, Inc. Tranche B, term loan 5.75% 5/9/18 (e)	$ 4,134,140	$ 4,139,307
Sequa Corp. term loan 3.7181% 12/3/14 (e)	5,404,953	5,364,416
TransDigm Group, Inc. Tranche B2, term loan 4% 2/14/17 (e)	8,386,625	8,376,142
TransDigm, Inc. Tranche B, term loan 4% 2/14/17 (e)	495,599	494,980
		18,374,845
Air Transportation - 2.0%
Delta Air Lines, Inc. Tranche B, term loan 5.5% 4/20/17 (e)	5,798,362	5,820,106
Northwest Airlines Corp.:
Tranche A, term loan 2.12% 12/31/18 (e)	2,732,650	2,582,354
Tranche B, term loan 3.87% 12/22/13 (e)	1,055,663	1,053,024
United Air Lines, Inc. Tranche B, term loan 2.25% 2/1/14 (e)	2,833,207	2,804,875
US Airways Group, Inc. term loan 2.7155% 3/23/14 (e)	19,543,985	19,104,245
		31,364,604
Automotive - 1.4%
AM General LLC Tranche B, term loan 3.201% 9/30/13 (e)	1,086,507	1,048,480
Chrysler Group LLC Tranche B, term loan 6% 5/24/17 (e)	9,638,866	9,855,741
Delphi Corp. Tranche B, term loan 3.5% 3/31/17 (e)	4,321,132	4,326,533
Federal-Mogul Corp.:
Tranche B, term loan 2.1659% 12/27/14 (e)	5,059,707	4,920,565
Tranche C, term loan 2.1586% 12/27/15 (e)	2,581,321	2,510,335
		22,661,654
Broadcasting - 4.0%
AMC Networks, Inc. Tranche B, term loan 4% 12/31/18 (e)	3,013,735	3,013,735
Barrington Broadcasting Co., LLC Tranche B, term loan 7.5% 6/14/17 (e)	2,874,528	2,903,274
Clear Channel Capital I LLC Tranche B, term loan 3.8655% 1/29/16 (e)	7,838,131	6,407,672
Clear Channel Communications, Inc. Tranche A, term loan 3.6155% 7/30/14 (e)	12,882,803	11,981,006
FoxCo Acquisition Sub, LLC Tranche B, term loan 5.5% 7/14/17 (e)	2,950,000	2,968,438
Nexstar Broadcasting, Inc. term loan 5% 9/30/16 (e)	4,453,831	4,442,696
Floating Rate Loans (g) - continued
	Principal Amount	Value
Broadcasting - continued
Univision Communications, Inc. term loan 4.4655% 3/31/17 (e)	$ 23,620,871	$ 23,296,084
VNU, Inc. Tranche C, term loan 3.4775% 5/1/16 (e)	8,276,172	8,307,207
		63,320,112
Building Materials - 0.9%
Armstrong World Industries, Inc. Tranche B, term loan 4% 3/10/18 (e)	2,027,643	2,030,279
CPG International I, Inc. term loan 5.75% 9/21/19 (e)	2,260,000	2,260,000
Goodman Global Group, Inc. Tranche 2 LN, term loan 9% 10/28/17 (e)	582,091	595,188
HD Supply, Inc. Tranche B 1LN, term loan 7.25% 10/12/17 (e)	9,465,000	9,737,592
		14,623,059
Cable TV - 3.1%
Cequel Communications LLC Tranche B, term loan 4% 2/14/19 (e)	11,855,425	11,899,883
CSC Holdings, Inc. Tranche B3, term loan 3.2155% 3/29/16 (e)	6,129,455	6,114,131
Kabel Deutschland GmbH Tranche F, term loan 4.25% 2/1/19 (e)	4,167,000	4,187,835
UPC Broadband Holding BV:
Tranche T, term loan 3.7305% 12/31/16 (e)	355,921	354,587
Tranche X, term loan 3.7305% 12/31/17 (e)	5,113,627	5,088,059
WideOpenWest Finance LLC Tranche B, term loan 6.25% 7/17/18 (e)	18,787,913	18,928,822
Zayo Group LLC Tranche B, term loan 7.125% 7/2/19 (e)	2,992,500	3,022,425
		49,595,742
Capital Goods - 0.3%
Husky Intermediate, Inc. Tranche B, term loan 5.75% 6/30/18 (e)	4,080,673	4,111,278
Kinetek Industries, Inc. Tranche B 1LN, term loan 2.4655% 11/10/13 (e)	639,415	633,021
		4,744,299
Chemicals - 1.9%
Arizona Chemical Tranche B, term loan 7.25% 12/22/17 (e)	2,708,547	2,779,647
Emerald Performance Materials, LLC Tranche B, term loan 6.75% 5/11/18 (e)	7,925,138	7,964,763
Floating Rate Loans (g) - continued
	Principal Amount	Value
Chemicals - continued
INEOS U.S. Finance LLC term loan 6.5% 4/27/18 (e)	$ 11,285,338	$ 11,384,084
PL Propylene LLC Tranche B, term loan 7% 3/27/17 (e)	8,372,925	8,477,587
		30,606,081
Consumer Products - 2.6%
Huish Detergents, Inc.:
Tranche 2LN, term loan 4.47% 10/26/14 (e)	3,860,000	3,570,500
Tranche B 1LN, term loan 2.22% 4/26/14 (e)	14,791,390	14,088,799
NBTY, Inc. Tranche B 1LN, term loan 4.25% 10/1/17 (e)	3,704,286	3,713,546
Revlon Consumer Products Corp. term loan 4.75% 11/19/17 (e)	4,643,783	4,649,588
Reynolds Consumer Products Holdings, Inc. Tranche B, term loan 4.75% 9/18/18 (e)	15,000,000	15,037,500
		41,059,933
Containers - 0.5%
BWAY Holding Co. Tranche B, term loan 4.25% 2/23/18 (e)	1,142,891	1,142,891
Consolidated Container Co. Tranche B, term loan 6.25% 7/3/19 (e)	4,305,000	4,364,409
Tricorbraun, Inc. Tranche B, term loan 5.5025% 4/30/18 (e)	2,120,000	2,135,900
		7,643,200
Diversified Financial Services - 2.9%
AlixPartners LLP Tranche 2LN, term loan 10.75% 12/29/19 (e)	3,000,000	3,037,500
American Capital Ltd. Tranche B, term loan 5.5% 8/22/16 (e)	3,750,000	3,778,125
Delos Aircraft, Inc. Tranche T 2LN, term loan 4.75% 4/12/16 (e)	4,075,000	4,121,048
Fly Funding II Sarl Tranche B, term loan 6.75% 8/8/18 (e)	4,880,000	4,867,800
Flying Fortress, Inc. Tranche 3, term loan 5% 6/30/17 (e)	2,000,000	2,022,600
HarbourVest Partners LLC Tranche B, term loan 6.25% 12/17/16 (e)	8,862,221	8,862,221
Klockner Pentaplast SA Tranche B 1LN, term loan 6.75% 12/21/16 (e)	2,019,938	2,035,087
LPL Holdings, Inc. Tranche B, term loan 4% 3/29/19 (e)	4,975,000	4,993,905
Sheridan Investment Partners I, LLC:
Tranche B 2LN, term loan 9/20/19	10,000,000	10,012,500
Tranche B, term loan 9/20/18	2,000,000	2,002,500
		45,733,286
Floating Rate Loans (g) - continued
	Principal Amount	Value
Diversified Media - 0.7%
Advanstar Communications, Inc. Tranche 1LN, term loan 2.62% 5/31/14 (e)	$ 11,971,651	$ 9,517,463
Catalina Marketing Corp. term loan 5.7315% 10/1/17 (e)	1,020,000	1,030,200
		10,547,663
Electric Utilities - 6.3%
Calpine Corp. Tranche B 3LN, term loan 4.5% 9/28/19 (e)	4,835,000	4,810,825
Dynegy, Inc. (Gas) Tranche B, term loan 9.25% 8/5/16 (e)	10,011,578	10,512,157
EquiPower Resources Holdings LLC:
Tranche 2LN, term loan 10% 6/21/19 (e)	2,000,000	2,040,000
Tranche B 1LN, term loan 6.5% 12/21/18 (e)	1,995,000	2,014,950
Essential Power LLC Tranche B, term loan 5.5% 8/8/19 (e)	10,350,000	10,427,625
Tempus Public Foundation Generation Holdings LLC Tranche 2LN, term loan 4.6123% 12/15/14 (e)	12,671,497	12,608,139
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. Tranche B, term loan:
3.7566% 10/10/14 (e)	36,982,894	27,506,028
4.7566% 10/10/17 (e)	44,904,000	30,703,110
		100,622,834
Energy - 6.8%
Alon USA, Inc. term loan 2.4655% 8/4/13 (e)	9,810,119	9,712,017
CCS, Inc. Tranche B, term loan 3.2155% 11/14/14 (e)	9,365,534	9,295,292
Chesapeake Energy Corp. term loan 8.5% 12/2/17 (e)	17,000,000	17,021,250
Energy Transfer Equity LP Tranche B, term loan 3.75% 3/23/17 (e)	21,780,000	21,725,550
Everest Acquisition LLC Tranche B1, term loan 5% 4/24/18 (e)	9,890,000	9,964,175
FTS International, LLC Tranche B, term loan 6.25% 5/6/16 (e)	2,547,526	2,458,363
LSP Madison Funding LLC Tranche 1LN, term loan 5.5% 6/28/19 (e)	9,975,000	10,049,813
Panda Sherman Power, LLC term loan 9% 9/14/18 (e)	11,080,000	11,135,400
Race Point Power Tranche B, term loan 7.7503% 1/11/18 (e)	6,733,318	6,665,985
Floating Rate Loans (g) - continued
	Principal Amount	Value
Energy - continued
Samson Investment Co. Tranche 2LN, term loan 6% 9/25/18 (e)	$ 4,390,000	$ 4,411,950
Sheridan Production Partners LP term loan 6.5% 4/20/17 (e)	5,497,850	5,504,723
		107,944,518
Environmental - 0.5%
ADS Waste Holdings, Inc. Tranche B, term loan 5.25% 9/11/19 (e)	8,500,000	8,542,500
Food & Drug Retail - 2.1%
Fairway Group Acquisition Co. Tranche B, term loan 8.25% 8/17/18 (e)	4,725,000	4,760,438
Ferrara Candy Co., Inc. Tranche B, term loan 7.5093% 6/18/18 (e)	3,990,000	4,029,900
GNC Corp. Tranche B, term loan 5.25% 3/2/18 (e)	2,396,910	2,396,910
Rite Aid Corp. Tranche ABL, term loan 1.9735% 6/4/14 (e)	8,307,729	8,235,037
Sprouts Farmers Market LLC Tranche B, term loan 6.0025% 4/18/18 (e)	13,107,057	13,107,057
		32,529,342
Gaming - 4.1%
Affinity Gaming LLC Tranche B, term loan 5.5% 11/9/17 (e)	4,203,875	4,245,914
Fantasy Springs Resort Casino term loan 12% 8/6/12 (c)(e)	4,960,728	3,869,368
Graton Economic Development Authority Tranche B, term loan 9% 8/22/18	12,210,000	12,454,200
Harrah's Entertainment, Inc.:
Tranche B-6, term loan 5.4665% 1/28/18 (e)	6,926,682	6,303,281
Tranche B4, term loan 9.5% 10/31/16 (e)	5,719,193	5,841,012
Kerzner International Ltd.:
term loan 10.5% 9/1/13 (e)	14,301,098	13,300,021
Tranche DD, term loan 10.5% 9/1/13 (e)	7,632,060	7,097,816
NP Opco, LLC Tranche B, term loan 5.5% 9/18/19 (e)	6,495,000	6,511,238
Station Casinos LLC Tranche B1, term loan 3.2155% 6/16/18 (e)	2,066,795	2,004,791
Stockbridge SBE Holdings LLC Tranche B, term loan 13% 5/2/17 (e)	3,305,000	3,288,475
		64,916,116
Healthcare - 6.9%
Alkermes, Inc. term loan 4.5% 9/17/19 (e)	860,000	863,225
Bausch & Lomb, Inc. Tranche B, term loan 5.25% 5/18/19 (e)	7,925,138	7,994,482
Floating Rate Loans (g) - continued
	Principal Amount	Value
Healthcare - continued
Community Health Systems, Inc. term loan 3.9212% 1/25/17 (e)	$ 14,571,399	$ 14,626,042
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (e)	11,178,334	10,731,201
Emergency Medical Services Corp. Tranche B, term loan 5.25% 5/25/18 (e)	7,465,290	7,493,284
Grifols, Inc. Tranche B, term loan 4.5% 6/1/17 (e)	4,387,003	4,419,905
HCA, Inc. Tranche B2, term loan 3.6123% 3/31/17 (e)	31,206,869	31,247,438
HCR Healthcare LLC Tranche B, term loan 5% 4/16/18 (e)	5,640,901	5,471,674
HGI Holdings, Inc. Tranche B, term loan 6.75% 10/1/16 (e)	4,451,891	4,474,151
Hologic, Inc. Tranche B, term loan 4.5% 8/1/19 (e)	7,155,000	7,235,494
IASIS Healthcare LLC Tranche B, term loan 5% 5/3/18 (e)	873	876
Sheridan Healthcare, Inc.:
Tranche 1LN, term loan 6% 6/29/18 (e)	3,581,025	3,598,930
Tranche 2LN, term loan 9% 6/29/19 (e)	3,590,000	3,625,900
Sun Healthcare Group, Inc. Tranche B, term loan 8.75% 10/18/16 (e)	2,971,333	2,956,477
United Surgical Partners International, Inc. term loan 6% 4/3/19 (e)	4,975,000	5,012,313
		109,751,392
Homebuilders/Real Estate - 0.5%
CB Richard Ellis Group, Inc. Tranche B, term loan 3.4665% 11/9/16 (e)	595,803	595,803
CB Richard Ellis Services, Inc. Tranche C, term loan 3.4655% 3/4/18 (e)	2,899,677	2,903,302
Realogy Corp.:
Credit-Linked Deposit 3.2458% 10/10/13 (e)	1,143,128	1,085,971
Credit-Linked Deposit 4.4958% 10/10/16 (e)	123,013	121,782
term loan 4.478% 10/10/16 (e)	1,576,056	1,560,295
Summit Materials LLC Tranche B, term loan 6% 1/30/19 (e)	861,827	868,291
		7,135,444
Hotels - 0.1%
Kerzner International Holdings Ltd. term loan 10.5% 9/1/13 (e)	1,605,354	1,492,980
Insurance - 3.1%
AmWINS Group, Inc. Tranche 2LN, term loan 9.25% 12/6/19 (e)	5,135,000	5,186,350
Floating Rate Loans (g) - continued
	Principal Amount	Value
Insurance - continued
Asurion Corp.:
Tranche 1st LN, term loan 5.5% 5/24/18 (e)	$ 23,408,625	$ 23,556,099
Tranche 2nd LN, term loan 9% 5/24/19 (e)	9,553,885	9,888,271
CNO Financial Group, Inc. Tranche B 2LN, term loan 5% 9/20/18 (e)	2,520,000	2,510,550
Lonestar Intermediate Super Holdings LLC term loan 11% 9/2/19 (e)	5,130,000	5,450,625
USI Holdings Corp. Tranche B, term loan 2.72% 5/4/14 (e)	3,379,736	3,354,388
		49,946,283
Leisure - 2.8%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 7.5% 4/22/16 (e)	9,390,029	9,460,454
Cannery Casino Resorts LLC:
term loan 4.4655% 5/18/13 (e)	2,569,243	2,562,820
Tranche 2LN, term loan 10% 9/24/19 (e)	2,000,000	1,980,000
Tranche B 1LN, term loan 6% 9/24/18 (e)	6,000,000	6,000,000
Tranche B, term loan 4.4655% 5/18/13 (e)	2,951,123	2,943,745
Formula One Holdings Tranche B, term loan 5.75% 4/28/17 (e)	6,641,625	6,708,041
SeaWorld Parks & Entertainment, Inc. term loan 4% 8/17/17 (e)	3,722,500	3,736,646
Town Sports International LLC Tranche B, term loan 5.75% 5/11/18 (e)	10,350,438	10,453,942
		43,845,648
Metals/Mining - 1.7%
Arch Coal, Inc. Tranche B, term loan 5.75% 5/16/18 (e)	14,269,238	14,359,134
Fairmount Minerals Ltd. Tranche B, term loan 5.25% 3/15/17 (e)	2,636,480	2,636,480
SunCoke Energy, Inc. Tranche B, term loan 4% 7/26/18 (e)	1,790,194	1,794,669
Walter Energy, Inc. Tranche B, term loan 4% 4/1/18 (e)	8,984,243	8,916,862
		27,707,145
Publishing/Printing - 1.1%
Houghton Mifflin Harcourt Publishing Co. term loan 7.25% 5/22/18 (e)	2,223,825	2,246,063
Newsday LLC term loan:
6.7051% 8/1/13 (e)	2,416,000	2,416,000
10.5% 8/1/13	1,812,000	1,812,000
Quad/Graphics, Inc. Tranche B, term loan 4% 7/26/18 (e)	2,769,444	2,769,444
Floating Rate Loans (g) - continued
	Principal Amount	Value
Publishing/Printing - continued
Thomson Learning Tranche B, term loan 2.47% 7/5/14 (e)	$ 5,445,006	$ 5,199,981
Tribune Co. Tranche X, term loan 3/17/09 (c)	4,866,238	3,649,679
		18,093,167
Restaurants - 1.4%
Burger King Corp. Tranche B, term loan 3.75% 9/26/19 (e)	4,030,000	4,040,075
Focus Brands, Inc. Tranche B 1LN, term loan 6.2733% 2/21/18 (e)	1,634,536	1,650,882
Landry's Restaurants, Inc. Tranche B, term loan 6.5% 4/24/18 (e)	10,447,500	10,591,153
NPC International, Inc. Tranche B, term loan 5.25% 12/28/18 (e)	5,812,790	5,856,386
		22,138,496
Services - 2.3%
ARAMARK Corp.:
Credit-Linked Deposit 3.4953% 7/26/16 (e)	197,573	197,080
Tranche B, term loan 3.4655% 7/26/16 (e)	3,008,972	3,001,449
Bakercorp International, Inc. term loan 5% 6/1/18 (e)	5,852,517	5,859,832
Brickman Group Holdings, Inc. Tranche B 1LN, term loan 5.5% 10/14/16 (e)	2,700,000	2,713,500
Central Parking Corp.:
Credit-Linked Deposit 2.5% 5/22/14 (e)	1,955,777	1,945,998
Tranche 2LN, term loan 5% 11/22/14 (e)	1,178,000	1,172,110
Tranche B 1LN, term loan 4.5% 5/22/14 (e)	2,621,119	2,608,013
KAR Auction Services, Inc. Tranche B, term loan 5% 5/19/17 (e)	783,294	787,211
Nexeo Solutions LLC Tranche B, term loan 5% 9/9/17 (e)	5,731,749	5,681,883
Sedgwick CMS Holdings, Inc. Tranche B 1LN, term loan 5% 12/31/16 (e)	1,831,593	1,822,435
SymphonyIRI Group, Inc. Tranche B, term loan 5.0025% 12/1/17 (e)	4,399,709	4,377,711
U.S. Foodservice Tranche B, term loan 2.72% 7/3/14 (e)	6,743,575	6,667,710
		36,834,932
Shipping - 0.2%
Swift Transportation Co. LLC Tranche B-2, term loan 5% 12/21/17 (e)	3,705,238	3,728,581
Specialty Retailing - 0.2%
Dave & Buster's Holdings, Inc. Tranche B, term loan 5.5% 6/1/16 (e)	2,899,689	2,899,689
Floating Rate Loans (g) - continued
	Principal Amount	Value
Steel - 0.5%
Essar Steel Algoma, Inc. term loan 8.75% 9/20/14 (e)	$ 5,130,000	$ 5,142,825
Tube City IMS Corp. Tranche B, term loan 5.75% 3/20/19 (e)	2,238,750	2,269,533
		7,412,358
Super Retail - 3.7%
Academy Ltd. Tranche B, term loan 6% 8/3/18 (e)	4,207,272	4,217,790
Bass Pro Shops LLC. Tranche B, term loan 5.25% 6/13/17 (e)	3,997,525	4,042,697
BJ's Wholesale Club, Inc.:
Tranche 1LN, term loan 5.75% 9/26/19 (e)	4,195,000	4,210,731
Tranche 2LN, term loan 9.75% 3/26/20 (e)	1,890,000	1,918,350
Burlington Coat Factory Warehouse Corp. Tranche B 1LN, term loan 5.5% 2/23/17 (e)	4,396,767	4,451,727
Party City Corp. Tranche B, term loan 5.75% 7/27/19 (e)	13,730,000	13,935,950
PETCO Animal Supplies, Inc. term loan 4.5% 11/24/17 (e)	6,675,500	6,683,844
Serta Simmons Holdings, LLC Tranche B, term loan 6% 9/19/19 (e)	7,000,000	6,973,750
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (e)	12,271,286	12,271,286
		58,706,125
Technology - 13.7%
Avaya, Inc.:
term loan 3.1769% 10/27/14 (e)	8,583,126	8,347,090
Tranche B 3LN, term loan 4.9269% 10/26/17 (e)	22,483,422	20,516,122
Ceridian Corp. Tranche B, term loan 5.9768% 5/10/17 (e)	6,853,531	6,887,799
First Data Corp.:
term loan 4.2365% 3/24/18 (e)	17,997,000	17,142,143
Tranche 1LN, term loan 5.2155% 9/24/18 (e)	5,500,000	5,390,000
Tranche D, term loan 5.2365% 3/24/17 (e)	36,896,917	36,527,941
Freescale Semiconductor, Inc. term loan 4.4805% 12/1/16 (e)	26,622,247	25,956,691
GoDaddy.com, Inc. Tranche B 1LN, term loan 5.5% 12/16/18 (e)	16,551,641	16,468,883
Kronos, Inc.:
Tranche 1LN, term loan 6.25% 12/21/17 (e)	2,418,723	2,433,840
Tranche B 1LN, term loan 5.1123% 6/11/17 (e)	5,259,914	5,259,914
Tranche B 2LN, term loan 9.3623% 6/11/18 (e)	19,585,000	20,025,663
Lawson Software, Inc. Tranche B 2LN, term loan 5.25% 9/24/18 (e)	16,000,000	16,080,000
Floating Rate Loans (g) - continued
	Principal Amount	Value
Technology - continued
MDA Information Products Tranche B, term loan 7% 1/4/17 (e)	$ 1,182,563	$ 1,152,999
NXP BV:
term loan 4.5% 3/4/17 (e)	16,075,058	16,275,996
Tranche A 2LN, term loan 5.5% 3/4/17 (e)	5,992,296	6,104,652
Reynolds & Reynolds Co. Tranche B, term loan 3.75% 4/21/18 (e)	3,172,478	3,180,409
Serena Software, Inc. term loan 4.2275% 3/10/16 (e)	4,183,667	4,110,453
TriZetto Group, Inc. Tranche B, term loan 4.75% 5/2/18 (e)	4,772,751	4,748,888
		216,609,483
Telecommunications - 8.1%
Crown Castle Operating Co. Tranche B, term loan 4% 1/31/19 (e)	10,006,385	10,031,401
Digicel International Finance Ltd.:
Tranche D 1LN, term loan 3.875% 3/31/17 (e)	5,510,000	5,317,150
Tranche D, term loan 3.875% 3/31/15 (e)	28,698,743	28,411,756
FairPoint Communications, Inc. term loan 6.5008% 1/24/16 (e)	21,113,474	19,741,098
Intelsat Jackson Holdings SA:
term loan 3.2208% 2/1/14 (e)	30,992,189	30,837,228
Tranche B, term loan 5.25% 4/2/18 (e)	3,589,579	3,598,553
Level 3 Financing, Inc. Tranche B, term loan 5.25% 8/1/19 (e)	11,285,000	11,369,638
MetroPCS Wireless, Inc. Tranche B 3LN, term loan 4% 3/17/18 (e)	5,952,020	5,937,140
Vodafone Americas Finance 2, Inc.:
2nd LN, term loan 6.25% 6/24/16 pay-in-kind	1,245,500	1,266,215
term loan 6.875% 8/11/15	11,931,788	12,205,432
		128,715,611
TOTAL FLOATING RATE LOANS (Cost $1,354,593,869)		1,389,847,122
Nonconvertible Bonds - 4.8%

Banks & Thrifts - 0.5%
Ally Financial, Inc. 3.6375% 2/11/14 (e)	4,082,000	4,102,410
GMAC LLC 2.6183% 12/1/14 (e)	3,582,000	3,510,360
		7,612,770
Nonconvertible Bonds - continued
	Principal Amount	Value
Building Materials - 0.3%
CEMEX SA de CV 5.3623% 9/30/15 (d)(e)	$ 5,500,000	$ 5,307,500
Diversified Financial Services - 0.2%
MU Finance PLC 8.375% 2/1/17 (d)	3,059,447	3,350,094
Electric Utilities - 0.1%
Energy Future Holdings Corp. 10% 1/15/20	1,985,000	2,171,094
Energy - 0.2%
Expro Finance Luxembourg SCA 8.5% 12/15/16 (d)	2,878,000	2,964,340
Gaming - 0.6%
Chukchansi Economic Development Authority 9.75% 5/30/20 (d)	8,441,000	5,486,650
Harrah's Operating Co., Inc. 11.25% 6/1/17	4,274,000	4,573,180
		10,059,830
Homebuilders/Real Estate - 0.2%
Realogy Corp. 7.625% 1/15/20 (d)	2,607,000	2,874,218
Insurance - 0.1%
USI Holdings Corp. 4.3095% 11/15/14 (d)(e)	1,843,000	1,783,103
Paper - 0.2%
Verso Paper Holdings LLC/Verso Paper, Inc. 11.75% 1/15/19 (d)	3,232,000	2,488,640
Publishing/Printing - 0.1%
The Reader's Digest Association, Inc. 9.5% 2/15/17 (e)	2,917,000	1,699,153
Restaurants - 0.1%
Dave & Buster's, Inc. 11% 6/1/18	1,021,000	1,151,178
Services - 0.2%
ARAMARK Corp. 3.9446% 2/1/15 (e)	3,688,000	3,669,560
Technology - 1.2%
Avaya, Inc. 10.125% 11/1/15 pay-in-kind (e)	6,534,833	5,816,001
Freescale Semiconductor, Inc. 4.2638% 12/15/14 (e)	11,433,000	11,261,505
Spansion LLC 7.875% 11/15/17	1,314,000	1,287,720
		18,365,226
Telecommunications - 0.8%
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (d)	6,159,000	6,097,410
Clearwire Escrow Corp. 12% 12/1/15 (d)	6,041,000	5,950,385
		12,047,795
TOTAL NONCONVERTIBLE BONDS (Cost $74,787,502)		75,544,501
Common Stocks - 0.5%
	Shares	Value
Chemicals - 0.3%
LyondellBasell Industries NV Class A	83,592	$ 4,318,363
Electric Utilities - 0.0%
Bicent Power LLC:
warrants 8/21/22 (a)	3,002	0
warrants 8/21/22 (a)	1,851	0
Hotels - 0.2%
Kerzner International Holdings Ltd.:
warrants 4/27/22 (a)(f)	108,836	1
warrants 4/27/22 (a)(f)	111,801	1
warrants 4/27/22 (a)(f)	88,302	1
Class A (f)	3,314,545	3,198,536
		3,198,539
Telecommunications - 0.0%
FairPoint Communications, Inc. (a)	51,778	391,442
TOTAL COMMON STOCKS (Cost $2,955,874)		7,908,344
Other - 0.0%

Other - 0.0%
Idearc, Inc. Claim (a) (Cost $29)	2,903,495	29
Money Market Funds - 9.8%

Fidelity Cash Central Fund, 0.17% (b) (Cost $155,680,537)	155,680,537	155,680,537
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $1,588,017,811)		1,628,980,533
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(42,855,762)
NET ASSETS - 100%		$ 1,586,124,771
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $36,302,340 or 2.3% of net assets.

(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,198,539 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Kerzner International Holdings Ltd. warrants: 4/27/22	4/27/12	$ 0
4/27/22	4/27/12	$ 0
4/27/22	4/27/12	$ 0
Kerzner International Holdings Ltd. Class A	4/27/12	$ 1,195,848

(g) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 73,640
Other Information

The following is a summary of the inputs used, as of September 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,198,539	$ -	$ -	$ 3,198,539
Materials	4,318,363	4,318,363	-	-
Telecommunication Services	391,442	391,442	-	-
Utilities	-	-	-	-
Floating Rate Loans	1,389,847,122	-	1,385,977,754	3,869,368
Corporate Bonds	75,544,501	-	75,544,501	-
Other	29	-	-	29
Money Market Funds	155,680,537	155,680,537	-	-
Total Investments in Securities:	$ 1,628,980,533	$ 160,390,342	$ 1,461,522,255	$ 7,067,936

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,432,337,274)	$ 1,473,299,996
Fidelity Central Funds (cost $155,680,537)	155,680,537
Total Investments (cost $1,588,017,811)		$ 1,628,980,533
Cash		19,249,952
Receivable for investments sold		59,220,290
Receivable for fund shares sold		131,463
Interest receivable		8,761,197
Distributions receivable from Fidelity Central Funds		24,177
Other receivables		102,478
Total assets		1,716,470,090

Liabilities
Payable for investments purchased	$ 128,184,218
Payable for fund shares redeemed	277,084
Distributions payable	1,880,901
Other payables and accrued expenses	3,116
Total liabilities		130,345,319

Net Assets		$ 1,586,124,771
Net Assets consist of:
Paid in capital		$ 1,545,162,049
Net unrealized appreciation (depreciation) on investments		40,962,722
Net Assets, for 15,173,355 shares outstanding		$ 1,586,124,771
Net Asset Value, offering price and redemption price per share ($1,586,124,771 ÷ 15,173,355 shares)		$ 104.53

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends		$ 910,082
Interest (including $5,146 from affiliated interfund lending)		138,168,156
Income from Fidelity Central Funds		73,640
Total income		139,151,878

Expenses
Custodian fees and expenses	$ 8,344
Independent directors' compensation	14,076
Interest	372
Total expenses before reductions	22,792
Expense reductions	(20,863)	1,929
Net investment income (loss)		139,149,949
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	46,275,609
Redemption in-kind with affiliated entities	(7,556,154)
Total net realized gain (loss)		38,719,455
Change in net unrealized appreciation (depreciation) on investment securities		140,340,469
Net gain (loss)		179,059,924
Net increase (decrease) in net assets resulting from operations		$ 318,209,873

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 139,149,949	$ 180,550,079
Net realized gain (loss)	38,719,455	56,596,850
Change in net unrealized appreciation (depreciation)	140,340,469	(145,753,232)
Net increase (decrease) in net assets resulting from operations	318,209,873	91,393,697
Distributions to partners from net investment income	(107,043,145)	(130,968,701)
Affiliated share transactions Proceeds from sales of shares	583,933,736	360,137,778
Reinvestment of distributions	57,967,793	39,708,655
Cost of shares redeemed	(2,053,581,013)	(394,471,933)
Net increase (decrease) in net assets resulting from share transactions	(1,411,679,484)	5,374,500
Total increase (decrease) in net assets	(1,200,512,756)	(34,200,504)

Net Assets
Beginning of period	2,786,637,527	2,820,838,031
End of period	$ 1,586,124,771	$ 2,786,637,527
Other Affiliated Information Shares
Sold	5,793,910	3,643,078
Issued in reinvestment of distributions	574,103	396,841
Redeemed	(20,428,601)	(3,961,585)
Net increase (decrease)	(14,060,588)	78,334

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 95.32	$ 96.75	$ 90.83	$ 84.80	$ 97.62
Income from Investment Operations
Net investment income (loss) B	6.830	6.265	5.664	5.517	6.638
Net realized and unrealized gain (loss)	7.686	(3.149)	4.046	4.831	(13.134)
Total from investment operations	14.516	3.116	9.710	10.348	(6.496)
Distributions to partners from net investment income	(5.306)	(4.546)	(3.790)	(4.318)	(6.324)
Net asset value, end of period	$ 104.53	$ 95.32	$ 96.75	$ 90.83	$ 84.80
Total Return A	15.56%	3.09%	10.88%	13.45%	(6.98)%
Ratios to Average Net AssetsC, F
Expenses before reductions E	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any E	-%	-%	-%	-%	-%
Expenses net of all reductions E	-%	-%	-%	-%	-%
Net investment income (loss)	6.79%	6.26%	6.02%	7.21%	7.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,586,125	$ 2,786,638	$ 2,820,838	$ 2,967,766	$ 2,533,733
Portfolio turnover rate D	47% G	57%	40%	36%	30%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2012

1. Organization.

Fidelity Floating Rate Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Directors (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2012, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from other Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as income in the accompanying financial statements.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Distributions are declared daily and paid monthly from net investment income on a book basis, except for certain items such as market discount and term loan fee income which are deemed distributed based on allocations to the partners and are reclassified to paid in capital. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 98,049,310
Gross unrealized depreciation	(8,061,134)
Net unrealized appreciation (depreciation) on securities and other investments	$ 89,988,176

Tax Cost	$ 1,538,992,357

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities and in-kind transactions, aggregated $922,837,757 and $1,167,962,277, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (FMRC), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with FMRC, FMR pays FMRC a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $331 for the period.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,487,400.41%		$ 372
Lender	$ 8,635,063.34%		-

Redemptions In-Kind. During the period, Fidelity Series Floating Rate High Income Fund, an Investing Fund, redeemed 11,918,676 shares of the Fund for cash and securities, including accrued interest, with a value of $1,201,879,288. The net realized loss of $7,556,154 on securities delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The transaction generally did not result in the recognition of gains or losses for federal income tax purposes.

7. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $14,076.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6,787.

8. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and Partners of Fidelity Floating Rate Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Floating Rate Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodians, agent banks, and brokers; where replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Floating Rate Central Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 16, 2012

Annual Report

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board, and executive officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 227 funds advised by FMR or an affiliate. Mr. Curvey oversees 434 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Directors and Officers (Trustees and Officers) - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2004

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2004

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Floating Rate Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Directors, including the Independent Directors, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the lack of compensation payable under the management contract is fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR Co., Inc., and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity Management & Research Company (FMR) or its affiliates and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Fidelity® High Income
Central Fund 1

Annual Report

September 30, 2012

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

HP1-ANN-1112
1.807405.107

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Past 5 years	Life of fund A
Fidelity ® High Income Central Fund 1	19.03%	8.92%	8.40%

A From November 12, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® High Income Central Fund 1 on November 12, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds produced a very strong return for the 12 months ending September 30, 2012, with The BofA Merrill LynchSM US High Yield Constrained Index advancing 18.91%. Worry about sovereign debt issues in the eurozone and weak global economic growth failed to restrain the asset class amid favorable supply/demand technicals - with investors attracted to its higher yields in a very low interest rate environment - accommodative Federal Reserve monetary policy, plentiful liquidity and a low default rate. To begin the period, high-yield bonds posted one of their largest monthly increases ever in October 2011 before stalling in November. The market advanced from December through February, then modestly declined from March through May. The tide shifted in June, though, as Greece elected a pro-euro, pro-bailout government and the Fed implemented a second round of "Operation Twist," a program designed to buoy economic growth. In July, soft corporate earnings and weak economic data were a concern, but the market was supported by comments late in the month by European Central Bank (ECB) President Mario Draghi, who said the ECB would do "whatever it takes" to protect the eurozone from collapsing. In August, weak global economic growth was outweighed by anticipation of further monetary response in the U.S. and abroad - both of which were announced in September by the Fed and the ECB, respectively - further boosting the asset class through the end of the period.

Comments from Matthew Conti, Portfolio Manager of Fidelity® High Income Central Fund 1: For the year, the fund returned 19.03%, outperforming the BofA Merrill Lynch index. Relative to the index, the fund benefited from security selection overall, especially in energy, gaming and utilities. Top individual contributors included casino/resort operator MGM Mirage, residential homebuilder Standard Pacific, Houston-based electric utility GenOn Energy, automaker Chrysler and satellite telecommunications firm Intelsat. We also benefited from lighter-than-index exposure to underperforming index component Chesapeake Energy, an independent oil and gas company with headquarters in Oklahoma. On the down side, the fund's relative performance was held back by security selection in technology, an underweighting in banks/thrifts and a modest cash position, which dampened returns in a strong market. Among the main individual detractors, untimely positioning in credit card processor First Data hurt, as did investments in France-based communications equipment manufacturer Alcatel-Lucent - listed in the fund's holdings as Lucent Technologies - telecom firm Sprint Nextel, Ford Motor Credit and bank/thrift Ally Financial.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 to September 30, 2012
Actual	.0018%	$ 1,000.00	$ 1,060.90	$ .01
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.99	$ .01

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of September 30, 2012
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
MGM Mirage, Inc.	3.0	3.1
Ford Motor Credit Co. LLC	2.9	3.5
International Lease Finance Corp.	2.6	2.2
CCO Holdings LLC/CCO Holdings Capital Corp.	2.1	1.9
Univision Communications, Inc.	1.9	1.5
	12.5
Top Five Market Sectors as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	12.2	13.9
Electric Utilities	8.0	7.3
Automotive	7.7	8.5
Telecommunications	6.8	6.5
Healthcare	6.7	6.5
Quality Diversification (% of fund's net assets)
As of September 30, 2012	As of March 31, 2012
BBB 5.0%	BBB 1.8%
BB 30.8%	BB 34.7%
B 46.7%	B 49.0%
CCC,CC,C 12.5%	CCC,CC,C 11.0%
Not Rated 1.2%	Not Rated 1.3%
Equities 0.7%	Equities 0.8%
Short-Term Investments and Net Other Assets 3.1%	Short-Term Investments and Net Other Assets 1.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of September 30, 2012 *		As of March 31, 2012 **
	Nonconvertible Bonds 87.9%		Nonconvertible Bonds 89.2%
	Convertible Bonds, Preferred Stocks 0.4%		Convertible Bonds, Preferred Stocks 0.5%
	Common Stocks 0.3%		Common Stocks 0.3%
	Floating Rate Loans 8.3%		Floating Rate Loans 8.5%
	Other Investments 0.0%†		Other Investments 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 3.1%		Short-Term Investments and Net Other Assets (Liabilities) 1.4%
* Foreign investments	12.7%	** Foreign investments	15.1%

† Amount represents less than 0.1%

Annual Report

Investments September 30, 2012

Showing Percentage of Net Assets

Nonconvertible Bonds - 87.9%
	Principal Amount	Value
Aerospace - 0.2%
Huntington Ingalls Industries, Inc. 6.875% 3/15/18	$ 1,145,000	$ 1,240,894
Air Transportation - 2.1%
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	1,735,259	1,891,433
6.75% 9/15/15 (d)	2,960,000	3,118,952
Continental Airlines, Inc. 9.25% 5/10/17	379,262	414,344
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 1/2/16	1,010,000	1,010,000
6.75% 11/23/15	1,010,000	1,037,775
8.021% 8/10/22	958,105	1,034,754
8.954% 8/10/14	246,372	252,852
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	153,861	163,293
United Air Lines, Inc. 9.875% 8/1/13 (d)	293,000	302,903
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	583,527	574,774
9.75% 1/15/17	885,039	1,020,008
12% 1/15/16 (d)	277,036	303,355
		11,124,443
Automotive - 6.4%
Chrysler Group LLC/CG Co-Issuer, Inc.:
8% 6/15/19	3,345,000	3,545,700
8.25% 6/15/21	2,395,000	2,556,663
Continental Rubber of America Corp. 4.5% 9/15/19 (d)	330,000	332,475
Dana Holding Corp.:
6.5% 2/15/19	685,000	732,950
6.75% 2/15/21	1,535,000	1,661,638
Delphi Corp.:
5.875% 5/15/19	1,130,000	1,211,925
6.125% 5/15/21	1,085,000	1,201,638
Ford Motor Co. 7.45% 7/16/31	2,465,000	3,065,844
Ford Motor Credit Co. LLC:
3.875% 1/15/15	3,525,000	3,683,960
4.25% 2/3/17	1,400,000	1,487,913
5% 5/15/18	2,040,000	2,227,115
5.875% 8/2/21	1,610,000	1,821,490
6.625% 8/15/17	2,030,000	2,354,629
8% 12/15/16	1,405,000	1,679,404
12% 5/15/15	1,610,000	2,001,391
Nonconvertible Bonds - continued
	Principal Amount	Value
Automotive - continued
General Motors Financial Co., Inc.:
4.75% 8/15/17 (d)	$ 1,250,000	$ 1,278,125
6.75% 6/1/18	1,150,000	1,273,625
Tenneco, Inc.:
6.875% 12/15/20	1,005,000	1,100,475
7.75% 8/15/18	860,000	937,400
		34,154,360
Banks & Thrifts - 1.4%
Ally Financial, Inc.:
3.6375% 2/11/14 (f)	1,940,000	1,949,700
4.625% 6/26/15	1,870,000	1,917,679
5.5% 2/15/17	2,310,000	2,408,175
8% 3/15/20	535,000	625,950
GMAC LLC 8% 11/1/31	535,000	621,938
		7,523,442
Broadcasting - 1.7%
Allbritton Communications Co. 8% 5/15/18	1,190,000	1,294,125
Starz LLC/Starz Finance Corp. 5% 9/15/19 (d)	490,000	499,800
Univision Communications, Inc.:
6.75% 9/15/22 (d)	865,000	865,000
6.875% 5/15/19 (d)	2,575,000	2,652,250
8.5% 5/15/21 (d)	3,680,000	3,735,200
		9,046,375
Building Materials - 1.8%
Building Materials Corp. of America:
6.75% 5/1/21 (d)	1,095,000	1,199,025
6.875% 8/15/18 (d)	1,405,000	1,510,375
HD Supply, Inc.:
8.125% 4/15/19 (d)	2,155,000	2,348,950
11% 4/15/20 (d)	530,000	588,300
Headwaters, Inc. 7.625% 4/1/19	1,655,000	1,671,550
Masco Corp. 5.95% 3/15/22	720,000	788,767
Texas Industries, Inc. 9.25% 8/15/20	1,535,000	1,627,100
		9,734,067
Cable TV - 5.4%
Cablevision Systems Corp.:
5.875% 9/15/22	1,600,000	1,600,000
7.75% 4/15/18	1,440,000	1,594,800
8.625% 9/15/17	935,000	1,084,600
Nonconvertible Bonds - continued
	Principal Amount	Value
Cable TV - continued
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.5% 4/30/21	$ 2,690,000	$ 2,878,300
6.625% 1/31/22	1,220,000	1,329,800
7% 1/15/19	2,710,000	2,926,800
7.25% 10/30/17	1,870,000	2,042,975
7.875% 4/30/18	1,870,000	2,024,275
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625% 11/15/17 (d)	5,290,000	5,647,075
CSC Holdings LLC:
6.75% 11/15/21 (d)	1,340,000	1,477,350
8.625% 2/15/19	570,000	675,450
DISH DBS Corp. 4.625% 7/15/17 (d)	1,170,000	1,196,325
Harron Communications LP/Harron Finance Corp. 9.125% 4/1/20 (d)	300,000	324,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
7.5% 3/15/19 (d)	415,000	455,463
8.125% 12/1/17 (d)	235,000	253,800
UPCB Finance III Ltd. 6.625% 7/1/20 (d)	1,175,000	1,239,625
UPCB Finance V Ltd. 7.25% 11/15/21 (d)	595,000	644,088
UPCB Finance VI Ltd. 6.875% 1/15/22 (d)	535,000	565,763
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (d)	1,120,000	1,148,000
		29,108,489
Capital Goods - 0.7%
Amsted Industries, Inc. 8.125% 3/15/18 (d)	1,490,000	1,609,200
JB Poindexter & Co., Inc. 9% 4/1/22 (d)	1,515,000	1,515,000
Terex Corp. 6.5% 4/1/20	830,000	863,200
		3,987,400
Chemicals - 1.7%
Celanese US Holdings LLC 6.625% 10/15/18	1,225,000	1,336,843
INEOS Finance PLC 8.375% 2/15/19 (d)	1,365,000	1,436,663
Kinove German Bondco GmbH 9.625% 6/15/18 (d)	1,304,000	1,427,880
LyondellBasell Industries NV:
5% 4/15/19	1,270,000	1,349,375
5.75% 4/15/24	850,000	962,625
6% 11/15/21	420,000	478,800
NOVA Chemicals Corp. 3.8549% 11/15/13 (f)	845,000	842,888
Nufarm Australia Ltd. 6.375% 10/15/19 (d)	225,000	225,000
Rockwood Specialties Group, Inc. 4.625% 10/15/20	1,000,000	1,012,500
		9,072,574
Nonconvertible Bonds - continued
	Principal Amount	Value
Consumer Products - 0.4%
NBTY, Inc. 9% 10/1/18	$ 1,860,000	$ 2,064,600
Containers - 1.9%
Ardagh Packaging Finance PLC 7.375% 10/15/17 (d)	695,000	745,388
Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc. 7.375% 10/15/17 (d)	200,000	214,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20 (d)	1,600,000	1,602,000
7.875% 8/15/19	500,000	540,000
8.5% 5/15/18 (c)	575,000	583,625
9.875% 8/15/19	3,565,000	3,792,269
Sealed Air Corp.:
8.125% 9/15/19 (d)	1,910,000	2,120,100
8.375% 9/15/21 (d)	530,000	590,950
		10,188,832
Diversified Financial Services - 5.3%
Aircastle Ltd. 9.75% 8/1/18	1,525,000	1,734,688
CIT Group, Inc.:
4.25% 8/15/17	1,195,000	1,233,838
5% 5/15/17	1,255,000	1,336,575
5% 8/15/22	950,000	988,000
5.25% 3/15/18	850,000	911,625
5.375% 5/15/20	835,000	903,888
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75% 1/15/16	2,775,000	2,892,938
8% 1/15/18	4,135,000	4,434,788
ILFC E-Capital Trust II 6.25% 12/21/65 (d)(f)	580,000	458,200
International Lease Finance Corp.:
4.875% 4/1/15	2,495,000	2,593,054
5.65% 6/1/14	605,000	633,798
5.75% 5/15/16	1,295,000	1,376,974
6.25% 5/15/19	900,000	967,500
6.75% 9/1/16 (d)	1,000,000	1,125,000
8.625% 9/15/15	1,530,000	1,740,375
8.625% 1/15/22	1,680,000	2,028,600
8.75% 3/15/17	920,000	1,074,100
8.875% 9/1/17	1,625,000	1,925,625
		28,359,566
Diversified Media - 1.1%
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 10/1/20 (d)(e)	775,000	770,156
Nonconvertible Bonds - continued
	Principal Amount	Value
Diversified Media - continued
Nielsen Finance LLC/Nielsen Finance Co.: - continued
7.75% 10/15/18	$ 2,590,000	$ 2,900,800
11.5% 5/1/16	682,000	762,476
Quebecor Media, Inc.:
7.75% 3/15/16	468,000	481,455
7.75% 3/15/16	1,010,000	1,039,038
		5,953,925
Electric Utilities - 8.0%
Atlantic Power Corp. 9% 11/15/18	2,830,000	3,035,175
Calpine Construction Finance Co. LP 8% 6/1/16 (d)	2,340,000	2,503,800
Dolphin Subsidiary II, Inc.:
6.5% 10/15/16 (d)	3,135,000	3,424,988
7.25% 10/15/21 (d)	1,045,000	1,191,300
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc. 11.75% 3/1/22 (d)	315,000	334,688
Everest Acquisition LLC / Everest Acquisition Finance, Inc.:
6.875% 5/1/19 (d)	645,000	691,763
9.375% 5/1/20 (d)	1,065,000	1,158,188
GenOn Energy, Inc.:
9.5% 10/15/18	785,000	890,975
9.875% 10/15/20	725,000	804,750
InterGen NV 9% 6/30/17 (d)	2,560,000	2,464,000
IPALCO Enterprises, Inc. 5% 5/1/18	625,000	642,188
Mirant Americas Generation LLC:
8.5% 10/1/21	2,710,000	2,947,125
9.125% 5/1/31	3,180,000	3,386,700
NRG Energy, Inc. 6.625% 3/15/23 (d)	1,240,000	1,267,900
NSG Holdings II, LLC 7.75% 12/15/25 (d)	4,815,000	5,007,600
NV Energy, Inc. 6.25% 11/15/20	490,000	566,223
Otter Tail Corp. 9% 12/15/16	1,115,000	1,282,250
Puget Energy, Inc.:
5.625% 7/15/22 (d)	440,000	466,400
6.5% 12/15/20	510,000	584,909
RRI Energy, Inc. 7.625% 6/15/14	3,335,000	3,560,113
The AES Corp.:
7.375% 7/1/21	1,575,000	1,795,500
7.75% 10/15/15	2,500,000	2,825,000
Nonconvertible Bonds - continued
	Principal Amount	Value
Electric Utilities - continued
The AES Corp.: - continued
8% 10/15/17	$ 450,000	$ 517,500
9.75% 4/15/16	1,470,000	1,756,650
		43,105,685
Energy - 11.7%
AmeriGas Partners LP/AmeriGas Finance Corp.:
6.25% 8/20/19	725,000	754,000
6.5% 5/20/21	127,000	133,350
Antero Resources Finance Corp.:
7.25% 8/1/19	780,000	842,400
9.375% 12/1/17	1,980,000	2,187,900
Berry Petroleum Co. 6.375% 9/15/22	1,150,000	1,213,250
Chesapeake Energy Corp.:
6.125% 2/15/21	1,195,000	1,203,963
6.775% 3/15/19	780,000	780,000
6.875% 11/15/20	490,000	516,950
Chesapeake Midstream Partners LP/CHKM Finance Corp.:
5.875% 4/15/21	290,000	303,775
6.125% 7/15/22	705,000	745,538
Chesapeake Oilfield Operating LLC 6.625% 11/15/19 (d)	750,000	720,000
Crestwood Midstream Partners LP / Finance Corp. 7.75% 4/1/19	590,000	598,850
Denbury Resources, Inc. 6.375% 8/15/21	1,285,000	1,384,588
Drill Rigs Holdings, Inc. 6.5% 10/1/17 (d)	385,000	384,038
Edgen Murray Corp. 12.25% 1/15/15	2,190,000	2,332,350
Energy Transfer Equity LP 7.5% 10/15/20	1,425,000	1,617,375
Expro Finance Luxembourg SCA 8.5% 12/15/16 (d)	1,472,000	1,516,160
Exterran Holdings, Inc. 7.25% 12/1/18	2,320,000	2,401,200
Ferrellgas LP/Ferrellgas Finance Corp. 6.5% 5/1/21	890,000	861,075
Forbes Energy Services Ltd. 9% 6/15/19	1,770,000	1,681,500
Forest Oil Corp. 7.5% 9/15/20 (d)	755,000	749,338
Frontier Oil Corp. 6.875% 11/15/18	620,000	660,300
Hornbeck Offshore Services, Inc.:
5.875% 4/1/20	555,000	563,325
8% 9/1/17	1,155,000	1,243,069
Kinder Morgan Finance Co. LLC 6% 1/15/18 (d)	2,025,000	2,187,000
LINN Energy LLC/LINN Energy Finance Corp.:
6.5% 5/15/19 (d)	1,270,000	1,263,650
7.75% 2/1/21	1,195,000	1,263,713
8.625% 4/15/20	1,515,000	1,658,925
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
MRC Global, Inc. 9.5% 12/15/16	$ 3,040,000	$ 3,279,400
Newfield Exploration Co. 5.625% 7/1/24	615,000	681,113
Offshore Group Investment Ltd. 11.5% 8/1/15	2,180,000	2,408,900
Oil States International, Inc. 6.5% 6/1/19	1,225,000	1,301,563
Pan American Energy LLC 7.875% 5/7/21 (d)	1,065,000	963,825
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20 (d)	1,155,000	1,221,413
PetroBakken Energy Ltd. 8.625% 2/1/20 (d)	815,000	839,450
Petrohawk Energy Corp.:
6.25% 6/1/19	985,000	1,108,125
7.25% 8/15/18	860,000	975,025
10.5% 8/1/14	1,355,000	1,473,563
Petroleum Geo-Services ASA 7.375% 12/15/18 (d)	1,345,000	1,429,063
Plains Exploration & Production Co. 6.125% 6/15/19	2,910,000	2,931,825
Precision Drilling Corp.:
6.5% 12/15/21	125,000	133,438
6.625% 11/15/20	2,630,000	2,781,225
Quicksilver Resources, Inc. 7.125% 4/1/16	670,000	572,850
Regency Energy Partners LP/Regency Energy Finance Corp. 5.5% 4/15/23	650,000	656,500
Samson Investment Co. 9.75% 2/15/20 (d)	1,000,000	1,032,500
SESI LLC 7.125% 12/15/21	1,795,000	1,978,988
Suburban Propane Partners LP/Suburban Energy Finance Corp.:
7.375% 8/1/21 (d)	282,000	301,035
7.5% 10/1/18 (d)	962,000	1,029,340
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.375% 8/1/22 (d)	325,000	344,500
6.875% 2/1/21	455,000	495,950
7.875% 10/15/18	1,360,000	1,489,200
Tesoro Corp.:
4.25% 10/1/17	335,000	345,050
5.375% 10/1/22	375,000	386,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.875% 10/1/20 (d)	115,000	117,300
WPX Energy, Inc.:
5.25% 1/15/17	360,000	384,300
6% 1/15/22	675,000	720,563
		63,149,836
Environmental - 0.5%
ADS Waste Holdings, Inc. 8.25% 10/1/20 (d)(e)	440,000	449,350
Nonconvertible Bonds - continued
	Principal Amount	Value
Environmental - continued
Clean Harbors, Inc. 5.25% 8/1/20 (d)	$ 390,000	$ 401,700
Covanta Holding Corp. 7.25% 12/1/20	1,640,000	1,818,525
		2,669,575
Food & Drug Retail - 1.6%
Rite Aid Corp.:
9.25% 3/15/20	3,460,000	3,529,200
9.5% 6/15/17	4,700,000	4,841,000
		8,370,200
Food/Beverage/Tobacco - 0.9%
JBS USA LLC/JBS USA Finance, Inc. 8.25% 2/1/20 (d)	1,455,000	1,440,450
Post Holdings, Inc. 7.375% 2/15/22 (d)	2,080,000	2,204,800
US Foodservice, Inc. 8.5% 6/30/19 (d)	1,140,000	1,185,600
		4,830,850
Gaming - 5.2%
Ameristar Casinos, Inc.:
7.5% 4/15/21	1,605,000	1,745,438
7.5% 4/15/21 (d)	945,000	1,022,963
Chukchansi Economic Development Authority 9.75% 5/30/20 (d)	38,000	24,700
CityCenter Holdings LLC/CityCenter Finance Corp.:
7.625% 1/15/16	1,550,000	1,650,750
7.625% 1/15/16 (d)	1,100,000	1,166,000
11.5% 1/15/17 pay-in-kind (f)	2,029,331	2,161,238
MGM Mirage, Inc.:
6.625% 7/15/15	3,310,000	3,541,700
6.75% 10/1/20 (d)	1,600,000	1,600,000
7.5% 6/1/16	1,285,000	1,371,738
7.625% 1/15/17	3,530,000	3,741,800
7.75% 3/15/22	1,085,000	1,128,400
8.625% 2/1/19 (d)	1,665,000	1,810,688
10% 11/1/16	1,580,000	1,805,150
11.375% 3/1/18	1,145,000	1,351,100
MTR Gaming Group, Inc. 11.5% 8/1/19 pay-in-kind	1,301,475	1,351,473
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.375% 3/15/22 (d)	1,960,000	1,999,200
7.75% 8/15/20	485,000	537,138
		28,009,476
Healthcare - 6.0%
CDRT Holding Corp. 9.25% 10/1/17 pay-in-kind (d)	1,425,000	1,389,375
Community Health Systems, Inc. 5.125% 8/15/18	555,000	575,813
Nonconvertible Bonds - continued
	Principal Amount	Value
Healthcare - continued
DaVita, Inc. 5.75% 8/15/22	$ 1,610,000	$ 1,674,400
DJO Finance LLC/DJO Finance Corp.:
7.75% 4/15/18	595,000	542,938
8.75% 3/15/18 (d)(e)	60,000	63,750
9.875% 4/15/18 (d)(e)	255,000	251,175
10.875% 11/15/14	1,835,000	1,901,519
Emergency Medical Services Corp. 8.125% 6/1/19	1,980,000	2,098,800
Fresenius Medical Care US Finance II, Inc. 5.625% 7/31/19 (d)	1,320,000	1,402,500
HCA, Inc. 9.875% 2/15/17	513,000	551,475
HealthSouth Corp.:
5.75% 11/1/24	340,000	347,650
7.25% 10/1/18	2,050,000	2,229,375
IASIS Healthcare LLC/IASIS Capital Corp. 8.375% 5/15/19	1,470,000	1,403,850
MPT Operating Partnership LP/MPT Finance Corp. 6.875% 5/1/21	1,130,000	1,234,525
Mylan, Inc.:
6% 11/15/18 (d)	690,000	731,400
7.625% 7/15/17 (d)	1,510,000	1,672,325
Omega Healthcare Investors, Inc.:
6.75% 10/15/22	1,070,000	1,182,350
7.5% 2/15/20	820,000	910,200
Radiation Therapy Services, Inc. 8.875% 1/15/17	465,000	448,725
Rural/Metro Corp. 10.125% 7/15/19 (d)	425,000	422,875
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18	2,855,000	3,111,950
Sky Growth Acquisition Corp. 7.375% 10/15/20 (d)	195,000	195,975
Valeant Pharmaceuticals International:
6.375% 10/15/20 (d)(e)	825,000	841,500
6.5% 7/15/16 (d)	1,365,000	1,431,544
6.875% 12/1/18 (d)	2,275,000	2,394,438
VPI Escrow Corp. 6.375% 10/15/20 (d)(e)	1,235,000	1,264,270
WP Rocket Merger Sub, Inc. 10.125% 7/15/19 (d)	2,100,000	2,089,500
		32,364,197
Homebuilders/Real Estate - 3.2%
CB Richard Ellis Services, Inc. 6.625% 10/15/20	1,344,000	1,468,320
D.R. Horton, Inc. 4.375% 9/15/22	610,000	606,188
KB Home:
7.25% 6/15/18	3,140,000	3,375,500
9.1% 9/15/17	510,000	577,575
Nonconvertible Bonds - continued
	Principal Amount	Value
Homebuilders/Real Estate - continued
Lennar Corp.:
5.6% 5/31/15	$ 295,000	$ 314,175
6.95% 6/1/18	1,160,000	1,281,800
12.25% 6/1/17	1,440,000	1,929,600
Ryland Group, Inc. 5.375% 10/1/22	180,000	180,000
Standard Pacific Corp.:
8.375% 5/15/18	5,110,000	5,895,630
10.75% 9/15/16	1,100,000	1,344,750
		16,973,538
Hotels - 0.4%
Host Hotels & Resorts LP:
5.875% 6/15/19	945,000	1,040,729
9% 5/15/17	1,025,000	1,117,250
		2,157,979
Insurance - 0.0%
CNO Financial Group, Inc. 6.375% 10/1/20 (d)	275,000	280,500
Leisure - 1.5%
Equinox Holdings, Inc. 9.5% 2/1/16 (d)	2,505,000	2,661,563
GWR Operating Partnership LLP/Great Wolf Finance Corp. 10.875% 4/1/17	1,780,000	2,020,300
Royal Caribbean Cruises Ltd.:
7.5% 10/15/27	530,000	560,475
yankee 7.25% 6/15/16	2,310,000	2,581,425
Universal City Development Partners Ltd./UCDP Finance, Inc. 8.875% 11/15/15	363,000	382,335
		8,206,098
Metals/Mining - 1.7%
Alpha Natural Resources, Inc. 6.25% 6/1/21	830,000	695,125
Boart Longyear Management Pty Ltd. 7% 4/1/21 (d)	565,000	579,831
CONSOL Energy, Inc. 8% 4/1/17	2,100,000	2,206,680
FMG Resources (August 2006) Pty Ltd.:
6.375% 2/1/16 (d)	525,000	510,563
7% 11/1/15 (d)	4,390,000	4,368,050
Peabody Energy Corp. 6.25% 11/15/21 (d)	830,000	825,850
		9,186,099
Paper - 0.2%
P.H. Glatfelter Co. 5.375% 10/15/20 (d)(e)	235,000	237,938
Nonconvertible Bonds - continued
	Principal Amount	Value
Paper - continued
Sappi Papier Holding GmbH:
7.75% 7/15/17 (d)	$ 305,000	$ 326,350
8.375% 6/15/19 (d)	415,000	444,050
		1,008,338
Restaurants - 0.4%
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc. 10.5% 1/15/20	1,730,000	1,989,500
Services - 3.0%
ARAMARK Corp.:
3.9446% 2/1/15 (f)	1,780,000	1,771,100
8.5% 2/1/15	3,290,000	3,364,025
ARAMARK Holdings Corp. 8.625% 5/1/16 pay-in-kind (d)(f)	1,250,000	1,281,250
FTI Consulting, Inc.:
6.75% 10/1/20	1,540,000	1,651,650
7.75% 10/1/16	760,000	779,000
Hertz Corp.:
6.75% 4/15/19	635,000	669,131
6.75% 4/15/19 (d)	1,135,000	1,186,075
7.5% 10/15/18	5,030,000	5,419,825
		16,122,056
Shipping - 0.2%
Navios Maritime Holdings, Inc. 8.875% 11/1/17	1,140,000	1,177,050
Steel - 1.8%
Essar Steel Algoma, Inc. 9.375% 3/15/15 (d)	1,490,000	1,419,225
JMC Steel Group, Inc. 8.25% 3/15/18 (d)	1,215,000	1,239,300
Severstal Columbus LLC 10.25% 2/15/18	3,655,000	3,655,000
Steel Dynamics, Inc.:
6.125% 8/15/19 (d)	485,000	504,400
6.75% 4/1/15	1,080,000	1,097,604
7.625% 3/15/20	1,510,000	1,638,350
		9,553,879
Super Retail - 1.4%
Claire's Stores, Inc. 9% 3/15/19 (d)	1,285,000	1,333,188
J. Crew Group, Inc. 8.125% 3/1/19	1,685,000	1,765,038
PETCO Animal Supplies, Inc. 9.25% 12/1/18 (d)	3,430,000	3,781,575
Serta Simmons Holdings, LLC 8.125% 10/1/20 (d)(e)	635,000	634,206
		7,514,007
Technology - 3.5%
Amkor Technology, Inc. 7.375% 5/1/18	1,435,000	1,492,400
Nonconvertible Bonds - continued
	Principal Amount	Value
Technology - continued
Avaya, Inc.:
9.75% 11/1/15	$ 1,610,000	$ 1,428,875
10.125% 11/1/15 pay-in-kind (f)	2,185,000	1,944,650
First Data Corp.:
6.75% 11/1/20 (d)	1,190,000	1,184,050
8.25% 1/15/21 (d)	535,000	533,663
Jabil Circuit, Inc. 4.7% 9/15/22	540,000	537,300
Lucent Technologies, Inc.:
6.45% 3/15/29	2,555,000	1,673,525
6.5% 1/15/28	2,150,000	1,397,500
Nuance Communications, Inc. 5.375% 8/15/20 (d)	280,000	289,100
Sanmina-SCI Corp. 7% 5/15/19 (d)	2,755,000	2,782,550
Spansion LLC 7.875% 11/15/17	2,945,000	2,886,100
SunGard Data Systems, Inc.:
7.375% 11/15/18	705,000	756,113
10.25% 8/15/15	1,040,000	1,066,000
Viasystems, Inc. 7.875% 5/1/19 (d)	845,000	842,888
		18,814,714
Telecommunications - 6.5%
Digicel Group Ltd.:
7% 2/15/20 (d)	200,000	206,000
8.25% 9/1/17 (d)	2,560,000	2,745,600
8.25% 9/30/20 (d)	1,945,000	2,037,388
Intelsat Jackson Holdings SA:
6.625% 12/15/22 (d)(e)	1,165,000	1,156,263
7.25% 4/1/19	1,590,000	1,709,250
7.25% 10/15/20 (d)	1,135,000	1,220,125
7.5% 4/1/21	1,780,000	1,913,500
Intelsat Ltd. 11.25% 6/15/16	893,000	932,069
Intelsat Luxembourg SA:
11.25% 2/4/17	1,450,000	1,535,188
11.5% 2/4/17 pay-in-kind (f)	5,308,936	5,627,472
Nextel Communications, Inc.:
5.95% 3/15/14	2,445,000	2,451,113
7.375% 8/1/15	1,199,000	1,203,496
SBA Communications Corp. 5.625% 10/1/19 (d)	815,000	829,263
Sprint Nextel Corp.:
6% 12/1/16	2,650,000	2,729,500
7% 8/15/20	1,625,000	1,694,063
9% 11/15/18 (d)	625,000	750,000
Telesat Canada/Telesat LLC 6% 5/15/17 (d)	2,240,000	2,329,600
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - continued
TW Telecom Holdings, Inc. 5.375% 10/1/22 (d)	$ 975,000	$ 996,938
Wind Acquisition Holdings Finance SA 12.25% 7/15/17 pay-in-kind (d)(f)	654,392	500,714
Zayo Group LLC/Zayo Capital, Inc.:
8.125% 1/1/20	1,370,000	1,500,150
10.125% 7/1/20	575,000	633,938
		34,701,630
Textiles & Apparel - 0.1%
Hanesbrands, Inc. 6.375% 12/15/20	685,000	744,938
TOTAL NONCONVERTIBLE BONDS (Cost $440,266,234)		472,489,112
Commercial Mortgage Securities - 0.0%

Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 0% 8/1/24 (d)(f) (Cost $358,583)	530,042	287,548
Common Stocks - 0.3%
	Shares
Telecommunications - 0.1%
CUI Acquisition Corp. Class E (a)(d)	0 *	400,725
Textiles & Apparel - 0.2%
Arena Brands Holding Corp. Class B (a)(g)	144,445	1,011,115
TOTAL COMMON STOCKS (Cost $6,418,615)		1,411,840
Convertible Preferred Stocks - 0.4%

Automotive - 0.4%
General Motors Co. 4.75% (Cost $2,549,867)	53,000	1,975,840
Floating Rate Loans - 8.3%
	Principal Amount	Value
Air Transportation - 1.2%
Delta Air Lines, Inc. Tranche B, term loan 5.5% 4/20/17 (f)	$ 2,663,540	$ 2,673,528
US Airways Group, Inc. term loan 2.7155% 3/23/14 (f)	4,037,592	3,946,746
		6,620,274
Automotive - 0.9%
Chrysler Group LLC Tranche B, term loan 6% 5/24/17 (f)	2,078,688	2,125,458
Federal-Mogul Corp.:
Tranche B, term loan 2.1659% 12/27/14 (f)	1,630,835	1,585,987
Tranche C, term loan 2.1586% 12/27/15 (f)	967,748	941,134
		4,652,579
Broadcasting - 0.5%
Univision Communications, Inc. term loan 4.4655% 3/31/17 (f)	2,573,454	2,538,069
Cable TV - 0.4%
Harron Communications LP Tranche B, term loan 6.25% 10/6/17 (f)	1,199,421	1,199,421
UPC Broadband Holding BV Tranche AB, term loan 4.75% 12/31/17 (f)	740,000	743,700
		1,943,121
Capital Goods - 0.6%
Colfax Corp. Tranche B, term loan 4.5% 9/12/18 (f)	1,513,563	1,524,914
Husky Intermediate, Inc. Tranche B, term loan 5.75% 6/30/18 (f)	1,697,793	1,710,526
		3,235,440
Chemicals - 0.2%
Ascend Performance Materials Operation LLC Tranche B, term loan 6.75% 4/10/18 (f)	1,228,825	1,224,278
Diversified Financial Services - 0.2%
Flying Fortress, Inc. Tranche 3, term loan 5% 6/30/17 (f)	920,000	930,396
Electric Utilities - 0.0%
The AES Corp. Tranche B, term loan 4.25% 5/27/18 (f)	285,650	287,078
Energy - 0.5%
Chesapeake Energy Corp. term loan 8.5% 12/2/17 (f)	560,000	560,700
Crestwood Holdings Partners LLC Tranche B, term loan 9.75% 3/26/18 (f)	701,460	715,489
Floating Rate Loans - continued
	Principal Amount	Value
Energy - continued
Energy Transfer Equity LP Tranche B, term loan 3.75% 3/23/17 (f)	$ 1,060,000	$ 1,057,350
Samson Investment Co. Tranche 2LN, term loan 6% 9/25/18 (f)	145,000	145,725
		2,479,264
Environmental - 0.0%
ADS Waste Holdings, Inc. Tranche B, term loan 5.25% 9/11/19 (f)	285,000	286,425
Food & Drug Retail - 0.4%
GNC Corp. Tranche B, term loan 5.25% 3/2/18 (f)	1,935,000	1,935,000
Healthcare - 0.7%
Emergency Medical Services Corp. Tranche B, term loan 5.25% 5/25/18 (f)	1,185,415	1,189,860
Quintiles Transnational Corp. Tranche B, term loan 5% 6/8/18 (f)	1,697,720	1,710,453
Valeant Pharmaceuticals International Tranche B, term loan:
4.25% 2/13/19 (f)	185,000	185,463
9/16/19	490,000	490,000
		3,575,776
Insurance - 0.8%
Asurion Corp.:
Tranche 1st LN, term loan 5.5% 5/24/18 (f)	1,683,977	1,694,586
Tranche 2nd LN, term loan 9% 5/24/19 (f)	1,072,293	1,109,823
Tranche B-1 1LN, term loan 4.75% 7/23/17 (f)	555,000	557,109
Lonestar Intermediate Super Holdings LLC term loan 11% 9/2/19 (f)	1,100,000	1,168,750
		4,530,268
Metals/Mining - 0.1%
Arch Coal, Inc. Tranche B, term loan 5.75% 5/16/18 (f)	374,063	376,419
Publishing/Printing - 0.3%
Newsday LLC term loan 10.5% 8/1/13	1,470,000	1,470,000
Restaurants - 0.2%
Landry's Restaurants, Inc. Tranche B, term loan 6.5% 4/24/18 (f)	1,064,650	1,079,289
Services - 0.2%
U.S. Foodservice term loan 5.75% 3/31/17 (f)	1,211,550	1,193,377
Steel - 0.3%
JMC Steel Group, Inc. term loan 4.75% 4/1/17 (f)	1,431,020	1,438,176
Floating Rate Loans - continued
	Principal Amount	Value
Super Retail - 0.3%
BJ's Wholesale Club, Inc.:
Tranche 1LN, term loan 5.75% 9/26/19 (f)	$ 135,000	$ 135,506
Tranche 2LN, term loan 9.75% 3/26/20 (f)	60,000	60,900
Neiman Marcus Group, Inc. Tranche B, term loan 4.75% 5/16/18 (f)	1,455,000	1,453,181
PETCO Animal Supplies, Inc. term loan 4.5% 11/24/17 (f)	240,100	240,400
		1,889,987
Technology - 0.3%
First Data Corp. term loan 4.2365% 3/24/18 (f)	630,000	600,075
GoDaddy.com, Inc. Tranche B 1LN, term loan 5.5% 12/16/18 (f)	929,748	925,099
		1,525,174
Telecommunications - 0.2%
Intelsat Jackson Holdings SA:
term loan 3.2208% 2/1/14 (f)	605,000	601,975
Tranche B, term loan 5.25% 4/2/18 (f)	615,000	616,538
		1,218,513
TOTAL FLOATING RATE LOANS (Cost $42,979,856)		44,428,903
Money Market Funds - 4.3%
	Shares
Fidelity Cash Central Fund, 0.17% (b) (Cost $23,248,466)	23,248,466	23,248,466
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $515,821,621)		543,841,709
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(6,396,894)
NET ASSETS - 100%		$ 537,444,815
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $146,297,882 or 27.2% of net assets.

(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,011,115 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security A	Acquisition Date	Acquisition Cost
Arena Brands Holding Corp. Class B	6/18/97	$ 5,834,134
A Acquired as a result of an in-kind exchange and represents the original acquisition date and cost.
* Amount represents less than 1 share
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,385
Other Information

The following is a summary of the inputs used, as of September 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,986,955	$ 1,975,840	$ -	$ 1,011,115
Telecommunication Services	400,725	-	-	400,725
Corporate Bonds	472,489,112	-	472,489,112	-
Commercial Mortgage Securities	287,548	-	-	287,548
Floating Rate Loans	44,428,903	-	44,428,903	-
Money Market Funds	23,248,466	23,248,466	-	-
Total Investments in Securities:	$ 543,841,709	$ 25,224,306	$ 516,918,015	$ 1,699,388
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	87.3%
Luxembourg	3.0%
Canada	2.8%
Bermuda	1.5%
Australia	1.0%
Netherlands	1.0%
Others (Individually Less Than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $492,573,155)	$ 520,593,243
Fidelity Central Funds (cost $23,248,466)	23,248,466
Total Investments (cost $515,821,621)		$ 543,841,709
Cash		538,791
Receivable for investments sold		797,848
Receivable for fund shares sold		86,465
Interest receivable		9,502,179
Distributions receivable from Fidelity Central Funds		3,367
Total assets		554,770,359

Liabilities
Payable for investments purchased Regular delivery	$ 11,494,858
Delayed delivery	5,629,283
Payable for fund shares redeemed	198,182
Distributions payable	278
Other payables and accrued expenses	2,943
Total liabilities		17,325,544

Net Assets		$ 537,444,815
Net Assets consist of:
Paid in capital		$ 509,424,727
Net unrealized appreciation (depreciation) on investments		28,020,088
Net Assets, for 5,298,521 shares outstanding		$ 537,444,815
Net Asset Value, offering price and redemption price per share ($537,444,815 ÷ 5,298,521 shares)		$ 101.43

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends		$ 249,369
Interest (including $4,600 from affiliated interfund lending)		40,287,968
Income from Fidelity Central Funds		14,385
Total income		40,551,722

Expenses
Custodian fees and expenses	$ 9,330
Independent directors' compensation	3,464
Total expenses before reductions	12,794
Expense reductions	(4,040)	8,754
Net investment income (loss)		40,542,968
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		1,928,537
Change in net unrealized appreciation (depreciation) on investment securities		47,735,970
Net gain (loss)		49,664,507
Net increase (decrease) in net assets resulting from operations		$ 90,207,475

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 40,542,968	$ 46,003,747
Net realized gain (loss)	1,928,537	32,968,561
Change in net unrealized appreciation (depreciation)	47,735,970	(58,639,475)
Net increase (decrease) in net assets resulting from operations	90,207,475	20,332,833
Distributions to partners from net investment income	(37,454,504)	(42,449,446)
Affiliated share transactions Proceeds from sales of shares	78,083,696	40,679,204
Reinvestment of distributions	37,451,004	42,445,858
Cost of shares redeemed	(128,892,478)	(162,773,125)
Net increase (decrease) in net assets resulting from share transactions	(13,357,778)	(79,648,063)
Total increase (decrease) in net assets	39,395,193	(101,764,676)

Net Assets
Beginning of period	498,049,622	599,814,298
End of period	$ 537,444,815	$ 498,049,622
Other Affiliated Information Shares
Sold	808,207	417,577
Issued in reinvestment of distributions	380,970	434,229
Redeemed	(1,334,953)	(1,652,628)
Net increase (decrease)	(145,776)	(800,822)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 91.48	$ 96.05	$ 88.49	$ 85.51	$ 98.50
Income from Investment Operations
Net investment income (loss) B	7.580	7.783	8.328	8.314	8.305
Net realized and unrealized gain (loss)	9.372	(5.177)	6.532	1.745	(13.548)
Total from investment operations	16.952	2.606	14.860	10.059	(5.243)
Distributions to partners from net investment income	(7.002)	(7.176)	(7.300)	(7.079)	(7.747)
Net asset value, end of period	$ 101.43	$ 91.48	$ 96.05	$ 88.49	$ 85.51
Total Return A	19.03%	2.48%	17.45%	13.45%	(5.71)%
Ratios to Average Net Assets C,F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any E	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions E	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	7.74%	7.94%	9.06%	10.77%	8.83%
Supplemental Data
Net assets, end of period (000 omitted)	$ 537,445	$ 498,050	$ 599,814	$ 508,385	$ 250,078
Portfolio turnover rate D	51%	69%	82%	54%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2012

1. Organization.

Fidelity High Income Central Fund 1 (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Directors (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. For commercial mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including other Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2012, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from other Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Partners. No provision has been made for federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Distributions are declared daily and paid monthly from net investment income on a book basis, except for certain items such as market discount, equity-debt classifications and term loan fee income which are deemed distributed based on allocations to the partners and are reclassified to paid in capital. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 40,121,927
Gross unrealized depreciation	(7,769,273)
Net unrealized appreciation (depreciation) on securities and other investments	$ 32,352,654

Tax Cost	$ 511,489,055

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $257,983,944 and $272,230,993, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (FMRC), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with FMRC, FMR pays FMRC a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate
Lender	$ 8,715,175.33%

7. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $3,464.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $576.

8. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and Partners of Fidelity High Income Central Fund 1:

We have audited the accompanying statement of assets and liabilities of Fidelity High Income Central Fund 1 (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity High Income Central Fund 1 as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 14, 2012

Annual Report

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board, and executive officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 227 funds advised by FMR or an affiliate. Mr. Curvey oversees 434 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Directors and Officers (Trustees and Officers) - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Directors and Officers (Trustees and Officers) - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2004

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2004

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity High Income Central Fund 1

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Directors, including the Independent Directors, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the lack of compensation payable under the management contract is fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR Co., Inc., and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Annual Report

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity Management & Research Company (FMR) or its affiliates and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Fidelity® International Equity
Central Fund

Annual Report

September 30, 2012

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

INTCEN-ANN-1112
1.859208.104

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Life of fund A
Fidelity® International Equity Central Fund	17.06%	-5.74%

A From December 10, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Equity Central Fund on December 10, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities experienced turbulent swings during the 12 months ending September 30, 2012, but rode a wave of optimism to close the period on a high note and achieve a solid double-digit gain overall. Volatility peppered the past year, as a number of macroeconomic concerns weighed on investors, with the eurozone debt crisis, the strength and pace of the U.S. economic recovery, and a slowdown in China's once-blistering growth all making headlines. But, foreign developed- and emerging-markets stocks were resilient, gaining a healthy 14.64% for the 12 months, as measured by the MSCI® ACWI® (All Country World Index) ex USA Index, largely buttressed in the summertime by pledges of accommodative monetary action from eurozone officials and signs that the U.S. housing industry was on the mend. Within the index, Asia-Pacific ex Japan flexed its muscles the most, advancing roughly 24% and convincingly surging past the benchmark. Emerging markets (17%), while generally more volatile, also managed to outshine the index. A number of core European countries, most notably Germany (27%), the U.K. (21%) and Switzerland (17%), benefited from optimism about the eurozone's ability to resolve its debt woes, which also helped the region outpace the index overall. Canada was about in line with the MSCI index, while Japan was among the few benchmark constituents to finish in the red, returning -2%.

Comments from Jeffrey Stevens and Paul Walsh, two Co-Portfolio Managers of Fidelity® International Equity Central Fund: For the year, the fund advanced 17.06%, easily outpacing the 13.91% gain of the developed-markets MSCI® EAFE® Index. Stock selection in financials, industrials, consumer staples and information technology helped the most versus the index, while picks in materials and telecommunication services hurt. On a geographic basis, positioning in Japan and stock selection in Brazil were helpful. By contrast, picks in Europe - particularly in the U.K. - and Canada were detrimental. Among individual contributors, the fund received a boost from its overweighting in Hong Kong-based Henderson Land Development, a real estate investment holding company. Also contributing was timely ownership of three out-of-benchmark materials stocks - Canada's Goldcorp, a precious metals exploration and production company that we bought in May, mining firm Kenmare Resources and containerboard manufacturer Smurfit Kappa Group, both based in Ireland and not held at period end. Conversely, the fund's stakes in U.K.-based miner Anglo American and KPN - the leading telecom provider in the Netherlands - were the biggest relative detractors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 to September 30, 2012
Actual	.0166%	$ 1,000.00	$ 1,006.60	$ .08
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.92	$ .08

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of September 30, 2012
United Kingdom 23.3%
Japan 14.9%
France 8.4%
Germany 7.1%
Australia 6.0%
Switzerland 5.7%
United States of America 4.8%
Italy 3.1%
Denmark 3.0%
Other 23.7%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of March 31, 2012
United Kingdom 20.8%
Japan 16.1%
France 9.0%
Germany 7.7%
Switzerland 7.4%
United States of America 5.5%
Australia 5.4%
Italy 3.1%
Spain 2.7%
Other 22.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	98.3	97.7
Short-Term Investments and Net Other Assets (Liabilities)	1.7	2.3
Top Ten Stocks as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	2.6	1.7
Nestle SA (Switzerland, Food Products)	1.9	2.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.8	1.7
Sanofi SA (France, Pharmaceuticals)	1.7	1.3
BASF AG (Germany, Chemicals)	1.7	1.6
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.7	1.6
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.7	1.4
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.6	1.7
Commonwealth Bank of Australia (Australia, Commercial Banks)	1.5	1.2
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	1.4	1.1
	17.6
Market Sectors as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.6	22.1
Industrials	12.6	12.7
Consumer Staples	12.0	11.3
Consumer Discretionary	10.0	10.3
Health Care	9.8	8.1
Materials	9.6	9.9
Energy	8.3	8.8
Telecommunication Services	5.0	5.2
Information Technology	4.2	4.9
Utilities	4.1	4.4

Annual Report

Investments September 30, 2012

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Australia - 6.0%
Australia & New Zealand Banking Group Ltd.	729,135	$ 18,719,210
Caltex Australia Ltd.	74,704	1,280,917
Commonwealth Bank of Australia	352,650	20,400,880
CSL Ltd.	124,075	5,920,338
Newcrest Mining Ltd.	400,000	12,090,769
Origin Energy Ltd.	245,122	2,878,280
Telstra Corp. Ltd.	1,154,209	4,693,263
Westfield Group unit	1,060,551	11,177,113
Woodside Petroleum Ltd.	117,043	4,023,484
TOTAL AUSTRALIA		81,184,254
Bailiwick of Jersey - 0.4%
Atrium European Real Estate Ltd.	502,343	2,623,458
Delphi Automotive PLC	73,000	2,263,000
TOTAL BAILIWICK OF JERSEY		4,886,458
Belgium - 1.0%
Anheuser-Busch InBev SA NV	157,416	13,466,729
Bermuda - 0.8%
Cheung Kong Infrastructure Holdings Ltd.	391,000	2,367,466
Hiscox Ltd.	742,611	5,827,958
Li & Fung Ltd.	1,580,000	2,449,249
TOTAL BERMUDA		10,644,673
Brazil - 0.9%
Embraer SA sponsored ADR	137,400	3,657,588
Qualicorp SA (a)	510,000	4,981,132
Souza Cruz SA	93,900	1,273,770
Ultrapar Participacoes SA	100,500	2,261,095
TOTAL BRAZIL		12,173,585
Canada - 2.4%
Canadian Natural Resources Ltd.	69,600	2,147,257
Copper Mountain Mining Corp. (a)	1,750,000	5,998,881
Goldcorp, Inc.	300,000	13,774,794
Turquoise Hill Resources Ltd. (a)(d)	1,200,000	10,216,662
TOTAL CANADA		32,137,594
Cayman Islands - 0.5%
Baidu.com, Inc. sponsored ADR (a)	19,500	2,277,990
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
China Kanghui Holdings sponsored ADR (a)	145,800	$ 4,425,030
Microport Scientific Corp.	988,000	490,557
TOTAL CAYMAN ISLANDS		7,193,577
China - 0.3%
Industrial & Commercial Bank of China Ltd. (H Shares)	7,469,000	4,411,633
Czech Republic - 0.2%
Komercni Banka A/S	15,900	3,172,384
Denmark - 3.0%
Carlsberg A/S Series B	15,500	1,373,266
Danske Bank A/S (a)	554,856	10,013,518
FLSmidth & Co. A/S	56,500	3,277,127
Jyske Bank A/S (Reg.) (a)	262,785	7,809,038
Novo Nordisk A/S Series B	102,024	16,055,921
William Demant Holding A/S (a)	22,500	2,016,720
TOTAL DENMARK		40,545,590
Finland - 0.6%
Nokian Tyres PLC	40,100	1,630,940
Sampo OYJ (A Shares)	223,700	6,959,544
TOTAL FINLAND		8,590,484
France - 8.4%
Alstom SA	171,365	6,008,501
Arkema SA	100,000	9,362,874
Atos Origin SA	48,347	3,369,840
BNP Paribas SA	281,020	13,354,393
Carrefour SA	81,561	1,691,633
Christian Dior SA	57,100	7,660,491
Credit Agricole SA (a)	551,100	3,802,986
Danone SA	53,000	3,263,038
Dassault Systemes SA	30,800	3,236,023
EDF SA	123,900	2,596,045
GDF Suez	156,800	3,506,028
Ipsos SA	78,802	2,520,474
JC Decaux SA	96,600	2,192,239
Pernod Ricard SA	42,500	4,768,403
PPR SA	29,000	4,449,614
Remy Cointreau SA	8,650	994,854
Sanofi SA	274,703	23,508,120
Suez Environnement SA	159,421	1,806,695
Common Stocks - continued
	Shares	Value
France - continued
Technip SA	57,900	$ 6,436,724
VINCI SA	202,500	8,625,079
TOTAL FRANCE		113,154,054
Germany - 6.5%
BASF AG	275,000	23,199,971
Bayerische Motoren Werke AG (BMW)	81,695	5,974,535
Bilfinger Berger AG	35,990	3,181,928
CTS Eventim AG	106,293	3,160,052
Deutsche Boerse AG	116,600	6,452,723
E.ON AG	317,869	7,542,538
ElringKlinger AG	71,300	1,886,539
GEA Group AG	133,592	4,042,027
KUKA AG (a)	124,700	3,589,504
MTU Aero Engines Holdings AG	51,500	4,113,092
RWE AG	112,900	5,051,035
SAP AG	132,197	9,407,590
Siemens AG	53,868	5,387,908
Tag Immobilien AG	465,287	4,952,547
TOTAL GERMANY		87,941,989
Hong Kong - 2.3%
AIA Group Ltd.	2,672,800	9,961,752
Galaxy Entertainment Group Ltd. (a)	546,000	1,830,785
Henderson Land Development Co. Ltd.	1,066,175	7,672,451
Sun Hung Kai Properties Ltd.	537,000	7,867,269
Wing Hang Bank Ltd.	345,000	3,239,082
TOTAL HONG KONG		30,571,339
India - 0.8%
Apollo Hospitals Enterprise Ltd. (a)	213,976	2,957,285
Axis Bank Ltd.	360,773	7,745,948
Opto Circuits India Ltd.	258,677	633,614
TOTAL INDIA		11,336,847
Indonesia - 0.3%
PT Bank Rakyat Indonesia Tbk	4,811,000	3,745,233
Ireland - 0.6%
Elan Corp. PLC sponsored ADR (a)	181,800	1,948,896
Ryanair Holdings PLC sponsored ADR	182,500	5,885,625
TOTAL IRELAND		7,834,521
Common Stocks - continued
	Shares	Value
Israel - 0.1%
NICE Systems Ltd. sponsored ADR (a)	48,200	$ 1,601,204
Italy - 3.1%
ENI SpA (d)	594,800	13,040,082
Fiat Industrial SpA	754,300	7,371,627
Prada SpA	303,200	2,264,014
Prysmian SpA	417,400	7,444,953
Saipem SpA	127,980	6,145,896
Telecom Italia SpA	6,047,000	6,074,541
TOTAL ITALY		42,341,113
Japan - 14.9%
ACOM Co. Ltd. (a)	61,520	1,564,803
Ain Pharmaciez, Inc.	47,400	3,383,111
Aisin Seiki Co. Ltd.	81,700	2,324,116
Aozora Bank Ltd.	1,604,000	4,912,302
ASAHI INTECC Co. Ltd.	58,000	1,843,157
Astellas Pharma, Inc.	182,500	9,272,329
Canon, Inc.	216,500	6,949,152
Chubu Electric Power Co., Inc.	91,900	1,197,620
Denso Corp.	119,300	3,746,852
Fast Retailing Co. Ltd.	19,900	4,628,204
Hirose Electric Co. Ltd.	12,400	1,390,313
Hitachi Ltd.	1,180,000	6,562,276
Honda Motor Co. Ltd.	425,500	13,150,227
INPEX Corp.	747	4,455,773
Japan Retail Fund Investment Corp.	2,656	4,747,719
Japan Tobacco, Inc.	182,800	5,485,874
JS Group Corp.	316,400	7,549,165
JSR Corp.	468,000	7,676,064
Kubota Corp.	739,000	7,480,907
Mitsubishi Corp.	327,000	5,945,836
Mitsubishi Estate Co. Ltd.	463,000	8,863,686
Mitsubishi Heavy Industries Ltd.	1,401,000	6,067,888
Mitsubishi UFJ Financial Group, Inc.	951,100	4,450,724
Mitsui & Co. Ltd.	471,500	6,633,867
Murata Manufacturing Co. Ltd.	69,400	3,694,990
Nippon Telegraph & Telephone Corp.	118,700	5,647,756
NSK Ltd.	722,000	4,191,005
NTT DoCoMo, Inc.	3,708	5,990,926
ORIX Corp.	80,270	8,064,029
Osaka Gas Co. Ltd.	716,000	3,156,125
Rakuten, Inc.	418,800	4,266,351
Common Stocks - continued
	Shares	Value
Japan - continued
Sawai Pharmaceutical Co. Ltd.	22,400	$ 2,603,383
Ship Healthcare Holdings, Inc.	93,600	2,988,867
Start Today Co. Ltd. (d)	204,000	2,927,729
Taiheiyo Cement Corp.	2,000,000	4,305,485
Tokio Marine Holdings, Inc. (d)	387,800	9,908,678
Tokyo Gas Co. Ltd.	711,000	3,917,606
Toyota Motor Corp.	144,400	5,661,826
Unicharm Corp.	53,900	3,094,208
TOTAL JAPAN		200,700,929
Korea (South) - 0.9%
Hyundai Motor Co.	19,723	4,462,898
Kia Motors Corp.	38,251	2,383,668
Samchully Co. Ltd.	11,270	1,001,850
Samsung Electronics Co. Ltd.	3,080	3,722,539
TOTAL KOREA (SOUTH)		11,570,955
Luxembourg - 1.1%
ArcelorMittal SA (Netherlands)	1,000,000	14,394,463
AZ Electronic Materials SA	136,700	746,553
TOTAL LUXEMBOURG		15,141,016
Netherlands - 2.6%
AerCap Holdings NV (a)	269,900	3,373,750
ASML Holding NV (Netherlands)	119,800	6,407,918
Fugro NV (Certificaten Van Aandelen) unit	104,423	7,101,270
Gemalto NV	35,298	3,104,871
Koninklijke KPN NV	497,715	3,802,994
Koninklijke Philips Electronics NV	392,000	9,152,204
Yandex NV (a)	73,200	1,764,852
TOTAL NETHERLANDS		34,707,859
Norway - 1.9%
DnB NOR ASA	836,400	10,256,262
Gjensidige Forsikring ASA	350,849	4,865,673
Sparebanken Midt-Norge	702,879	4,539,532
Telenor ASA	311,400	6,071,563
TOTAL NORWAY		25,733,030
Philippines - 0.1%
Manila Water Co., Inc.	1,684,600	1,091,403
Portugal - 0.2%
Energias de Portugal SA	709,003	1,951,585
Common Stocks - continued
	Shares	Value
Singapore - 0.5%
United Overseas Bank Ltd.	411,000	$ 6,580,957
South Africa - 0.1%
Adcock Ingram Holdings Ltd.	172,800	1,233,040
Spain - 2.4%
Gas Natural SDG SA	201,300	2,849,366
Grifols SA ADR	184,750	4,217,843
Inditex SA	57,989	7,200,748
Red Electrica Corporacion SA	54,900	2,602,914
Repsol YPF SA	304,773	5,909,977
Telefonica SA	659,080	8,809,035
Telefonica SA sponsored ADR (d)	32,123	426,593
TOTAL SPAIN		32,016,476
Sweden - 2.5%
Avanza Bank Holding AB	111,663	2,460,605
H&M Hennes & Mauritz AB (B Shares)	226,030	7,852,278
Intrum Justitia AB	266,950	3,901,352
Svenska Handelsbanken AB (A Shares)	237,200	8,886,695
Swedbank AB (A Shares)	261,200	4,906,844
Swedish Match Co. AB	129,600	5,240,190
Telefonaktiebolaget LM Ericsson (B Shares)	107,799	983,244
TOTAL SWEDEN		34,231,208
Switzerland - 5.7%
Nestle SA	404,445	25,500,892
Roche Holding AG:
(Bearer)	11,495	2,200,000
(participation certificate)	130,859	24,446,493
Schindler Holding AG (participation certificate)	45,773	5,626,112
Swatch Group AG (Bearer)	9,880	3,941,495
Swisscom AG	9,660	3,882,488
Syngenta AG (Switzerland)	30,000	11,222,472
TOTAL SWITZERLAND		76,819,952
Taiwan - 0.2%
Giant Manufacturing Co. Ltd.	569,000	3,016,381
United Kingdom - 23.3%
Aggreko PLC	164,900	6,159,068
Amlin PLC	943,200	6,145,625
Anglo American PLC (United Kingdom)	600,000	17,604,549
ASOS PLC (a)(d)	79,800	2,831,077
Barclays PLC	2,124,632	7,378,010
Common Stocks - continued
	Shares	Value
United Kingdom - continued
BG Group PLC	185,416	$ 3,742,622
BP PLC	1,743,520	12,291,603
BP PLC sponsored ADR	1,462	61,930
British American Tobacco PLC (United Kingdom)	436,400	22,423,726
British Land Co. PLC	1,001,200	8,439,371
Centrica PLC	1,075,966	5,695,426
Cookson Group PLC	402,500	3,880,243
Diageo PLC	430,795	12,130,394
Diageo PLC sponsored ADR	14,800	1,668,404
Domino's Pizza UK & IRL PLC	277,200	2,376,876
Ensco PLC Class A	62,500	3,410,000
GlaxoSmithKline PLC	960,120	22,162,089
HSBC Holdings PLC (United Kingdom)	754,302	7,007,283
Imperial Tobacco Group PLC	139,267	5,154,441
Lloyds Banking Group PLC (a)	7,898,100	4,973,099
London Stock Exchange Group PLC	268,300	4,085,555
Meggitt PLC	1,240,300	7,909,201
Michael Page International PLC	353,374	2,030,296
National Grid PLC	651,200	7,183,296
Next PLC	89,300	4,974,957
Prudential PLC	570,609	7,409,513
Reckitt Benckiser Group PLC	117,117	6,742,147
Rolls-Royce Group PLC	864,870	11,773,271
Royal Dutch Shell PLC Class A (United Kingdom)	999,371	34,634,218
SABMiller PLC	204,600	8,986,556
Standard Chartered PLC (United Kingdom)	673,066	15,216,138
SuperGroup PLC (a)	128,400	1,238,858
Tesco PLC	629,422	3,374,417
The Weir Group PLC	189,730	5,416,728
Unilever PLC	413,799	15,108,602
Vodafone Group PLC	8,054,636	22,888,323
TOTAL UNITED KINGDOM		314,507,912
United States of America - 3.0%
Altria Group, Inc.	62,000	2,070,180
Beam, Inc.	31,575	1,816,826
Constellation Brands, Inc. Class A (sub. vtg.) (a)	107,400	3,474,390
CVS Caremark Corp.	33,500	1,622,070
Elizabeth Arden, Inc. (a)	18,743	885,419
Gentex Corp.	83,800	1,425,438
Lorillard, Inc.	51,700	6,020,465
NIKE, Inc. Class B	35,900	3,407,269
Common Stocks - continued
	Shares	Value
United States of America - continued
Textron, Inc.	140,800	$ 3,684,736
United Technologies Corp.	86,500	6,772,085
Universal Display Corp. (a)	54,100	1,859,958
Virgin Media, Inc. (d)	268,700	7,910,528
TOTAL UNITED STATES OF AMERICA		40,949,364
TOTAL COMMON STOCKS (Cost $1,214,807,566)		1,317,185,328
Nonconvertible Preferred Stocks - 0.6%

Germany - 0.6%
Volkswagen AG (Cost $5,273,751)	41,900	7,643,098
Government Obligations - 0.0%
Principal Amount
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.08% to 0.09% 11/1/12 to 11/15/12 (e) (Cost $379,972)	$ 380,000	379,980
Money Market Funds - 3.1%
	Shares
Fidelity Cash Central Fund, 0.17% (b)	13,155,232	13,155,232
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	28,674,819	28,674,819
TOTAL MONEY MARKET FUNDS (Cost $41,830,051)		41,830,051
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $1,262,291,340)		1,367,038,457
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(18,082,925)
NET ASSETS - 100%		$ 1,348,955,532
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
15 NYSE E-mini MSCI EAFE Index Contracts	Dec. 2012	$ 1,123,650	$ (24,428)

The face value of futures purchased as a percentage of net assets is 0.1%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $279,985.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 35,322
Fidelity Securities Lending Cash Central Fund	1,461,628
Total	$ 1,496,950
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of September 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 135,652,806	$ 116,840,753	$ 18,812,053	$ -
Consumer Staples	161,014,005	97,884,554	63,129,451	-
Energy	109,821,128	49,855,225	59,965,903	-
Financials	305,572,223	274,353,594	31,218,629	-
Health Care	133,904,814	72,178,684	61,726,130	-
Industrials	170,132,673	155,592,561	14,540,112	-
Information Technology	56,332,760	32,584,856	23,747,904	-
Materials	130,593,537	104,976,602	25,616,935	-
Telecommunication Services	68,287,482	18,876,901	49,410,581	-
Utilities	53,516,998	46,333,702	7,183,296	-
Government Obligations	379,980	-	379,980	-
Money Market Funds	41,830,051	41,830,051	-	-
Total Investments in Securities:	$ 1,367,038,457	$ 1,011,307,483	$ 355,730,974	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (24,428)	$ (24,428)	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended September 30, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 185,069,383
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (24,428)
Total Value of Derivatives	$ -	$ (24,428)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value (including securities loaned of $27,105,010) - See accompanying schedule: Unaffiliated issuers (cost $1,220,461,289)	$ 1,325,208,406
Fidelity Central Funds (cost $41,830,051)	41,830,051
Total Investments (cost $1,262,291,340)		$ 1,367,038,457
Receivable for investments sold		9,123,122
Receivable for fund shares sold		184,024
Dividends receivable		7,897,148
Distributions receivable from Fidelity Central Funds		39,584
Other receivables		32,595
Total assets		1,384,314,930

Liabilities
Payable to custodian bank	$ 416,295
Payable for investments purchased	5,608,637
Payable for fund shares redeemed	564,896
Payable for daily variation margin on futures contracts	23,625
Other payables and accrued expenses	71,126
Collateral on securities loaned, at value	28,674,819
Total liabilities		35,359,398

Net Assets		$ 1,348,955,532
Net Assets consist of:
Paid in capital		$ 1,244,167,577
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		104,787,955
Net Assets, for 20,564,425 shares outstanding		$ 1,348,955,532
Net Asset Value, offering price and redemption price per share ($1,348,955,532 ÷ 20,564,425 shares)		$ 65.60

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends		$ 52,433,203
Interest		745
Income from Fidelity Central Funds		1,496,950
Income before foreign taxes withheld		53,930,898
Less foreign taxes withheld		(4,131,152)
Total income		49,799,746

Expenses
Custodian fees and expenses	$ 238,150
Independent directors' compensation	9,939
Interest	1,136
Total expenses before reductions	249,225
Expense reductions	(9,939)	239,286
Net investment income (loss)		49,560,460
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(136,436,017)
Foreign currency transactions	(479,043)
Futures contracts	(1,544,328)
Total net realized gain (loss)		(138,459,388)
Change in net unrealized appreciation (depreciation) on: Investment securities	317,619,702
Assets and liabilities in foreign currencies	(1,626)
Futures contracts	(24,428)
Total change in net unrealized appreciation (depreciation)		317,593,648
Net gain (loss)		179,134,260
Net increase (decrease) in net assets resulting from operations		$ 228,694,720

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 49,560,460	$ 54,892,883
Net realized gain (loss)	(138,459,388)	36,172,623
Change in net unrealized appreciation (depreciation)	317,593,648	(244,487,062)
Net increase (decrease) in net assets resulting from operations	228,694,720	(153,421,556)
Distributions to partners from net investment income	(46,280,473)	(50,641,639)
Affiliated share transactions Proceeds from sales of shares	219,256,627	177,210,108
Reinvestment of distributions	46,280,063	50,641,224
Cost of shares redeemed	(583,628,542)	(220,576,506)
Net increase (decrease) in net assets resulting from share transactions	(318,091,852)	7,274,826
Total increase (decrease) in net assets	(135,677,605)	(196,788,369)

Net Assets
Beginning of period	1,484,633,137	1,681,421,506
End of period	$ 1,348,955,532	$ 1,484,633,137
Other Affiliated Information Shares
Sold	3,512,477	2,631,756
Issued in reinvestment of distributions	744,355	701,652
Redeemed	(9,356,962)	(3,058,284)
Net increase (decrease)	(5,100,130)	275,124

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 57.85	$ 66.23	$ 65.05	$ 67.12	$ 100.00
Income from Investment Operations
Net investment income (loss) D	2.08	2.18	1.64	1.66	2.22
Net realized and unrealized gain (loss)	7.65	(8.56)	.99	(2.15)	(33.01)
Total from investment operations	9.73	(6.38)	2.63	(.49)	(30.79)
Distributions to partners from net investment income	(1.98)	(2.00)	(1.45)	(1.58)	(2.09)
Net asset value, end of period	$ 65.60	$ 57.85	$ 66.23	$ 65.05	$ 67.12
Total Return B, C	17.06%	(10.20)%	4.21%	(.12)%	(31.24)%
Ratios to Average Net Assets E, H
Expenses before reductions	.02%	.02%	.03%	.03%	.03% A
Expenses net of fee waivers, if any	.02%	.02%	.03%	.03%	.03% A
Expenses net of all reductions	.02%	.02%	.03%	.03%	.03% A
Net investment income (loss)	3.32%	3.10%	2.57%	3.13%	3.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,348,956	$ 1,484,633	$ 1,681,422	$ 641,051	$ 620,897
Portfolio turnover rate F	82%	117%	90%	96%	75% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 10, 2007 (commencement of operations) to September 30, 2008.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2012

1. Organization.

Fidelity International Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Directors (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality,

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including other Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from other Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 169,305,944
Gross unrealized depreciation	(81,387,078)
Net unrealized appreciation (depreciation) on securities and other investments	$ 87,918,866

Tax Cost	$ 1,279,119,591

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified instrument based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are shown in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(1,544,328) and a change in net unrealized appreciation (depreciation) of $(24,428) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,192,396,525 and $1,472,275,845, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (FMRC), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee and Expense Contract - continued

fees for these services. Pursuant to the Fund's management contract with FMRC, FMR pays FMRC a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,055 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 32,851,000.31%		$ 1,136

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,461,628. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $9,939.

9. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and Partners of Fidelity International Equity Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Equity Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2010 and all prior periods presented were audited by other auditors whose report dated November 24, 2010 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Equity Central Fund as of September 30, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 13, 2012

Annual Report

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board, and executive officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 227 funds advised by FMR or an affiliate. Mr. Curvey oversees 434 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Directors and Officers (Trustees and Officers) - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2004

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2004

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Directors, including the Independent Directors, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the lack of compensation payable under the management contract is fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR Co., Inc., and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity Management & Research Company (FMR) or its affiliates and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Fidelity® Emerging Markets Equity Central Fund

Annual Report

September 30, 2012

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are the registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

EMQ-ANN-1112
1.876933.103

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Life of fund A
Fidelity® Emerging Markets Equity Central Fund	20.04%	21.43%

A From December 9, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Equity Central Fund on December 9, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Emerging-markets (EM) stocks overcame extreme volatility - mostly driven by the ebb and flow of the sovereign debt crisis in Europe - during the 12 months ending September 30, 2012, en route to posting a strong gain, with the MSCI® Emerging Markets Index rising 17.33%. The period began on a bright note, as EM equities soared in October on hope for a resolution to the debt crisis. Sentiment quickly shifted, however, and the index lost ground in the final two months of 2011 amid a challenging environment for riskier assets. The new year brought another reversal, as the index gained roughly 11% in January and 6% in February, boosted by improvement in the U.S. economy, which showed resilience against the financial turmoil plaguing the eurozone. Anxiety grew in the second quarter, and EM stocks backtracked again amid slowing growth in China and a flare-up in the eurozone, particularly Spain. In the U.S., disappointing employment data renewed worries that the economic recovery was stalling. Returns across the individual country components of the index were overwhelmingly positive. Several larger constituents advanced strongly, especially Mexico (+34%), Hong Kong (+25%) and South Korea (+23%), as did Thailand (+42%). China and Taiwan each rose 15%, while India (+8%) and Brazil (+5%) also lagged the index.

Comments from Sam Polyak, Co-Portfolio Manager of Fidelity® Emerging Markets Equity Central Fund, along with James Hayes, Per Johansson, Douglas Chow, Timothy Gannon and Gregory Lee: For the year, the fund gained 20.04%, ahead of the MSCI index. Relative performance was driven by security selection, particularly in consumer staples and consumer discretionary. The former sector produced two top individual contributors, both based in South Korea - confectionary products maker Orion, which gained market share in China, and AMOREPACIFIC Group, which benefited as Korean and Chinese consumers sought value cosmetics. Colombia-based energy firm Ecopetrol also provided a boost. Solid picks in telecommunication services and health care contributed, as did positioning in materials and energy, two sectors that withstood lower demand from China. Conversely, security selection in information technology and financials detracted. The fund was hurt by out-of-index positions in Australia-headquartered Aquarius Platinum, which was held back by weak metal prices and labor strikes in the South African platinum industry, and BW Offshore, a Bermuda-based oil-services company that faced a difficult operating environment. The fund's cash position also detracted.

Note to shareholders: Gregory Lee was named Co-Portfolio Manager on May 2, 2012, and is responsible for the fund's industrials sector assets.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 to September 30, 2012
Actual	.1833%	$ 1,000.00	$ 987.30	$ .91
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.08	$ .93

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the underlying Money Market Central Funds in which each Fund invests are not included in each Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of September 30, 2012
Korea (South) 15.1%
Brazil 13.9%
China 8.1%
Russia 8.1%
Taiwan 7.8%
Cayman Islands 5.6%
Mexico 4.8%
India 4.5%
South Africa 3.9%
Other 28.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of March 31, 2012
Brazil 13.4%
Korea (South) 13.0%
Taiwan 8.7%
China 8.6%
Russia 7.8%
United States of America 4.9%
South Africa 4.7%
Cayman Islands 4.7%
India 3.9%
Other 30.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.3	96.7
Short-Term Investments and Net Other Assets (Liabilities)	1.7	3.3
Top Ten Stocks as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	4.6	4.2
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.8	2.6
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	2.1	2.0
Petroleo Brasileiro SA - Petrobras sponsored ADR (Brazil, Oil, Gas & Consumable Fuels)	1.8	1.1
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	1.7	1.0
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Commercial Banks)	1.6	1.9
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	1.6	1.9
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	1.4	1.2
Gazprom OAO sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	1.3	0.3
KB Financial Group, Inc. (Korea (South), Commercial Banks)	1.2	1.4
	20.1
Market Sectors as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.9	21.9
Information Technology	13.7	14.2
Energy	13.1	14.5
Materials	12.0	12.1
Consumer Staples	8.9	7.8
Consumer Discretionary	7.8	7.9
Telecommunication Services	7.1	7.2
Industrials	6.7	7.0
Utilities	3.0	3.0
Health Care	1.1	1.1

Annual Report

Investments September 30, 2012

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Australia - 0.3%
Paladin Energy Ltd. (Australia) (a)	448,197	$ 578,819
Austria - 0.3%
Erste Bank AG (a)	29,800	664,984
Bailiwick of Jersey - 0.3%
Atrium European Real Estate Ltd.	116,116	606,409
Bermuda - 2.0%
Aquarius Platinum Ltd. (Australia) (d)	364,699	249,680
BW Offshore Ltd.	1,023,080	642,896
Cosco International Holdings Ltd.	64,000	25,256
GP Investments Ltd. (depositary receipt) (a)	347,307	743,526
Kunlun Energy Co. Ltd.	916,000	1,604,230
Pacific Basin Shipping Ltd.	796,000	364,429
Seadrill Ltd.	18,306	714,806
TOTAL BERMUDA		4,344,823
Brazil - 13.9%
Anhanguera Educacional Participacoes SA	101,676	1,690,211
Arezzo Industria e Comercio SA	28,900	521,191
Banco do Brasil SA	82,200	1,005,579
Banco do Estado Rio Grande do Sul SA	95,700	813,845
BM&F Bovespa SA	221,500	1,338,451
BR Properties SA	149,200	1,946,647
Braskem SA (PN-A)	104,400	734,881
CCR SA	92,400	836,374
Cia.Hering SA	40,500	915,583
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	29,500	1,128,965
Companhia de Saneamento de Minas Gerais	20,930	475,952
Companhia Paranaense de Energia-Copel:
(PN-B)	3,460	56,493
(PN-B) sponsored ADR	42,140	691,939
Estacio Participacoes SA	44,200	741,300
Fibria Celulose SA (a)	96,900	880,931
Gerdau SA sponsored ADR	105,700	1,005,207
Itau Unibanco Banco Multiplo SA sponsored ADR	135,660	2,072,885
Lojas Americanas SA (PN)	160,110	1,253,395
Mills Estruturas e Servicos de Engenharia SA	51,000	737,107
Multiplus SA	17,200	343,618
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	46,100	1,017,427
sponsored ADR	175,635	4,029,067
Sul America SA unit	19,300	142,804
Common Stocks - continued
	Shares	Value
Brazil - continued
TIM Participacoes SA sponsored ADR	14,400	$ 276,768
Ultrapar Participacoes SA	66,300	1,491,648
Vale SA (PN-A) sponsored ADR	263,500	4,574,360
TOTAL BRAZIL		30,722,628
British Virgin Islands - 0.1%
Sable Mining Africa Ltd. (a)	1,067,600	155,156
Canada - 2.2%
Banro Corp. (a)	60,300	280,308
Barrick Gold Corp.	17,300	722,901
First Quantum Minerals Ltd.	38,400	818,309
Goldcorp, Inc.	21,400	982,602
Pan American Silver Corp.	11,800	253,110
Torex Gold Resources, Inc. (a)	144,400	311,391
Uranium One, Inc. (a)(d)	194,200	464,215
Yamana Gold, Inc.	53,500	1,022,002
TOTAL CANADA		4,854,838
Cayman Islands - 5.6%
21Vianet Group, Inc. ADR (a)	39,500	456,620
Ajisen (China) Holdings Ltd.	675,000	448,314
Anta Sports Products Ltd.	597,000	458,872
Baidu.com, Inc. sponsored ADR (a)	11,220	1,310,720
Belle International Holdings Ltd.	449,000	812,989
China Liansu Group Holdings Ltd.	783,000	407,957
Eurasia Drilling Co. Ltd. GDR (Reg. S)	29,283	966,339
Geely Automobile Holdings Ltd.	1,215,000	460,675
Gourmet Master Co. Ltd.	4,000	30,205
Greatview Aseptic Pack Co. Ltd.	1,663,000	907,202
Haitian International Holdings Ltd.	380,000	431,258
Hengan International Group Co. Ltd.	206,500	1,952,070
SINA Corp. (a)	4,000	258,720
Spreadtrum Communications, Inc. ADR	7,635	156,976
Tencent Holdings Ltd.	19,400	661,007
Uni-President China Holdings Ltd.	1,108,000	1,274,606
Veripos (a)	76,945	214,896
Xueda Education Group sponsored ADR (a)	94,800	312,840
Yingde Gases Group Co. Ltd.	944,000	836,373
TOTAL CAYMAN ISLANDS		12,358,639
Chile - 1.1%
Aguas Andinas SA	812,080	544,411
Common Stocks - continued
	Shares	Value
Chile - continued
Embotelladora Andina SA Class A	105,097	$ 491,863
Empresa Nacional de Telecomunicaciones SA (ENTEL)	29,597	617,023
Enersis SA	703,395	229,843
Inversiones La Construccion SA	37,988	613,446
TOTAL CHILE		2,496,586
China - 8.1%
BBMG Corp. (H Shares)	570,000	436,649
China Communications Construction Co. Ltd. (H Shares)	980,000	792,438
China Construction Bank Corp. (H Shares)	5,192,000	3,602,370
China Pacific Insurance Group Co. Ltd. (H Shares)	591,800	1,789,737
China Shenhua Energy Co. Ltd. (H Shares)	564,000	2,189,359
China Suntien Green Energy Corp. Ltd. (H Shares)	4,324,600	791,964
China Telecom Corp. Ltd. (H Shares)	1,772,000	1,023,991
Dongfeng Motor Group Co. Ltd. (H Shares)	794,000	926,703
Industrial & Commercial Bank of China Ltd. (H Shares)	6,109,000	3,608,336
Maanshan Iron & Steel Ltd. (H Shares) (a)	2,354,000	552,522
PetroChina Co. Ltd. (H Shares)	2,000	2,586
PICC Property & Casualty Co. Ltd. (H Shares)	540,000	662,983
Shanghai Electric Group Co. Ltd. (H Shares)	1,914,000	681,275
Weichai Power Co. Ltd. (H Shares)	304,600	932,964
TOTAL CHINA		17,993,877
Colombia - 0.8%
Ecopetrol SA ADR (d)	31,700	1,868,081
Cyprus - 0.2%
Globaltrans Investment PLC:
GDR (e)	15,100	313,778
GDR (Reg. S)	8,500	176,630
TOTAL CYPRUS		490,408
Czech Republic - 0.3%
Ceske Energeticke Zavody A/S	18,294	682,593
Egypt - 0.1%
Orascom Telecom Holding SAE unit (a)	98,600	305,759
Hong Kong - 1.6%
China Resources Power Holdings Co. Ltd.	243,000	532,127
CNOOC Ltd. sponsored ADR (d)	5,348	1,084,200
Lenovo Group Ltd.	1,580,000	1,308,168
Sinotruk Hong Kong Ltd.	1,075,500	625,545
TOTAL HONG KONG		3,550,040
Common Stocks - continued
	Shares	Value
India - 4.5%
Axis Bank Ltd.	44,004	$ 944,784
Bharti Airtel Ltd.	151,848	761,823
Grasim Industries Ltd.	6,801	449,654
Housing Development and Infrastructure Ltd. (a)	171,650	315,984
Indiabulls Real Estate Ltd.	358,892	391,044
ITC Ltd. (a)	406,424	2,092,419
JK Cement Ltd. (a)	43,437	206,923
Larsen & Toubro Ltd.	38,848	1,172,415
Lupin Ltd. (a)	44,703	503,511
Maruti Suzuki India Ltd.	35,091	895,746
Power Grid Corp. of India Ltd.	216,564	493,214
SREI Infrastructure Finance Ltd. (a)	1,375,081	710,801
State Bank of India	22,231	941,425
TOTAL INDIA		9,879,743
Indonesia - 2.1%
PT Bakrieland Development Tbk (a)	44,642,000	251,898
PT Bank Tabungan Negara Tbk	4,366,000	656,952
PT Indo Tambangraya Megah Tbk	153,500	676,072
PT Jasa Marga Tbk	1,181,000	721,926
PT Telkomunikasi Indonesia Tbk sponsored ADR	60,490	2,354,876
TOTAL INDONESIA		4,661,724
Israel - 0.6%
Bezeq Israeli Telecommunication Corp. Ltd.	469,500	545,234
Check Point Software Technologies Ltd. (a)	5,610	270,178
NICE Systems Ltd. sponsored ADR (a)	16,500	548,130
TOTAL ISRAEL		1,363,542
Kazakhstan - 0.3%
JSC Halyk Bank of Kazakhstan GDR unit (a)	86,600	606,200
Kenya - 0.6%
Equity Bank Ltd.	2,941,600	801,784
Safaricom Ltd.	12,051,693	579,272
TOTAL KENYA		1,381,056
Korea (South) - 13.7%
AMOREPACIFIC Group, Inc.	2,860	1,266,066
E-Mart Co. Ltd.	7,025	1,529,683
Hana Financial Group, Inc.	59,060	1,805,735
Hyundai Heavy Industries Co. Ltd.	4,096	928,677
Hyundai Industrial Development & Construction Co.	39,290	784,974
Common Stocks - continued
	Shares	Value
Korea (South) - continued
KB Financial Group, Inc.	74,822	$ 2,646,750
Kia Motors Corp.	4,900	305,351
Korea Electric Power Corp. (a)	27,490	688,807
Korean Reinsurance Co.	47,750	508,084
KT&G Corp.	19,947	1,517,066
LG Chemical Ltd.	3,937	1,171,905
LS Industrial Systems Ltd.	14,625	916,631
Orion Corp.	980	854,454
POSCO sponsored ADR	12,700	1,035,558
Samsung Electronics Co. Ltd.	8,466	10,232,150
Samsung Engineering Co. Ltd.	4,608	794,433
Samsung Fire & Marine Insurance Co. Ltd.	6,206	1,331,843
Shinhan Financial Group Co. Ltd.	35,150	1,197,790
Shinhan Financial Group Co. Ltd. sponsored ADR (d)	7,370	494,822
Tong Yang Life Insurance Co. Ltd.	35,750	322,616
TOTAL KOREA (SOUTH)		30,333,395
Luxembourg - 0.6%
Subsea 7 SA	56,400	1,301,485
Malaysia - 0.7%
Axiata Group Bhd	399,000	848,520
Petronas Dagangan Bhd	95,000	699,329
TOTAL MALAYSIA		1,547,849
Mexico - 4.8%
America Movil SAB de CV Series L sponsored ADR	150,430	3,826,939
CEMEX SA de CV sponsored ADR (d)	118,481	986,947
Desarrolladora Homex SAB de CV sponsored ADR (a)(d)	29,700	405,108
El Puerto de Liverpool SA Class C	60,600	535,439
Fibra Uno Administracion SA de CV	270,100	610,842
Fomento Economico Mexicano SAB de CV sponsored ADR	15,500	1,425,690
Grupo Comercial Chedraui de CV	217,000	551,951
Grupo Televisa SA de CV (CPO) sponsored ADR	97,600	2,294,576
TOTAL MEXICO		10,637,492
Netherlands - 0.3%
ASML Holding NV (Netherlands)	13,200	706,048
Nigeria - 1.4%
Guaranty Trust Bank PLC	1,800,619	219,350
Common Stocks - continued
	Shares	Value
Nigeria - continued
Guaranty Trust Bank PLC GDR (Reg. S)	199,112	$ 1,234,494
Zenith Bank PLC	17,019,939	1,764,790
TOTAL NIGERIA		3,218,634
Norway - 1.2%
ElectroMagnetic GeoServices ASA (a)	299,725	735,069
Petroleum Geo-Services ASA	38,700	639,720
TGS Nopec Geophysical Co. ASA	40,400	1,318,012
TOTAL NORWAY		2,692,801
Panama - 0.5%
Copa Holdings SA Class A	12,600	1,024,002
Peru - 0.3%
Compania de Minas Buenaventura SA sponsored ADR	17,500	681,800
Philippines - 1.4%
Metro Pacific Investments Corp.	8,674,000	872,083
Metropolitan Bank & Trust Co.	387,777	860,693
Robinsons Land Corp.	3,220,350	1,471,277
TOTAL PHILIPPINES		3,204,053
Poland - 1.3%
Eurocash SA	41,400	509,157
Powszechny Zaklad Ubezpieczen SA	21,030	2,363,180
TOTAL POLAND		2,872,337
Russia - 7.6%
Bank St. Petersburg OJSC	170,400	347,355
DIXY Group OJSC (a)	52,600	554,766
Gazprom OAO sponsored ADR	280,301	2,828,237
LSR Group OJSC GDR (Reg. S)	24,800	115,320
Magnit OJSC	9,188	1,223,290
Magnitogorsk Iron & Steel Works OJSC unit (a)	89,700	412,620
Mobile TeleSystems OJSC (a)	194,300	1,427,275
Mobile TeleSystems OJSC sponsored ADR	69,300	1,214,136
NOVATEK OAO GDR (Reg. S)	9,500	1,123,850
OGK-4 OJSC (a)	16,250,600	1,415,487
Raspadskaya OAO (a)	111,993	302,932
RusHydro JSC sponsored ADR	214,000	569,240
Sberbank (Savings Bank of the Russian Federation)	1,061,894	3,100,411
Sistema JSFC (a)	599,600	467,667
Common Stocks - continued
	Shares	Value
Russia - continued
TNK-BP Holding	255,450	$ 690,972
Uralkali OJSC GDR (Reg. S)	26,200	1,083,894
TOTAL RUSSIA		16,877,452
Singapore - 1.2%
First Resources Ltd.	815,000	1,401,279
Global Logistic Properties Ltd.	576,000	1,178,096
TOTAL SINGAPORE		2,579,375
South Africa - 3.9%
AngloGold Ashanti Ltd.	26,400	920,273
Aspen Pharmacare Holdings Ltd.	46,900	805,803
Blue Label Telecoms Ltd.	452,506	349,587
Growthpoint Properties Ltd.	67,700	202,295
Impala Platinum Holdings Ltd.	84,300	1,407,870
JSE Ltd.	152,800	1,264,919
Life Healthcare Group Holdings Ltd.	193,700	738,913
MTN Group Ltd.	32,940	634,064
Naspers Ltd. Class N	33,300	2,060,375
Reunert Ltd.	42,900	355,395
TOTAL SOUTH AFRICA		8,739,494
Taiwan - 7.8%
Asia Cement Corp.	534,982	675,726
Cheng Uei Precision Industries Co. Ltd.	402,546	963,377
Chinatrust Financial Holding Co. Ltd.	2,001,447	1,207,705
Chroma ATE, Inc.	209,933	441,580
Hon Hai Precision Industry Co. Ltd. (Foxconn)	601,700	1,887,171
MediaTek, Inc.	73,000	770,242
Synnex Technology International Corp.	460,753	1,042,989
Taiwan Fertilizer Co. Ltd.	285,000	772,424
Taiwan Mobile Co. Ltd.	334,000	1,218,355
Taiwan Semiconductor Manufacturing Co. Ltd.	1,274,469	3,918,009
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	136,101	2,153,118
Unified-President Enterprises Corp.	821,510	1,456,330
Yuanta Financial Holding Co. Ltd.	1,565,000	821,634
TOTAL TAIWAN		17,328,660
Thailand - 1.7%
Bangkok Bank Public Co. Ltd. (For. Reg.)	245,800	1,605,127
Common Stocks - continued
	Shares	Value
Thailand - continued
PTT Global Chemical PCL (For. Reg.)	356,837	$ 730,368
PTT PCL (For. Reg.)	132,900	1,420,536
TOTAL THAILAND		3,756,031
Turkey - 1.0%
Aygaz A/S	150,881	643,065
TAV Havalimanlari Holding A/S	150,000	742,802
Turkiye Is Bankasi A/S Series C	243,100	762,879
TOTAL TURKEY		2,148,746
United Kingdom - 0.8%
Evraz PLC	94,700	377,105
Hikma Pharmaceuticals PLC	40,192	471,513
Kazakhmys PLC	78,700	880,062
TOTAL UNITED KINGDOM		1,728,680
United States of America - 1.2%
Cognizant Technology Solutions Corp. Class A (a)	18,835	1,316,943
CTC Media, Inc.	46,800	426,348
Universal Display Corp. (a)	26,390	907,288
TOTAL UNITED STATES OF AMERICA		2,650,579
TOTAL COMMON STOCKS (Cost $186,039,993)		213,594,818
Nonconvertible Preferred Stocks - 1.9%

Korea (South) - 1.4%
Hyundai Motor Co. Series 2	32,046	2,232,950
Samsung Electronics Co. Ltd.	1,340	949,348
TOTAL KOREA (SOUTH)		3,182,298
Russia - 0.5%
Sberbank (Savings Bank of the Russian Federation) (a)	498,400	1,058,151
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $3,742,709)		4,240,449
Money Market Funds - 3.3%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	3,236,666	$ 3,236,666
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	3,966,945	3,966,945
TOTAL MONEY MARKET FUNDS (Cost $7,203,611)		7,203,611
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $196,986,313)		225,038,878
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(3,526,656)
NET ASSETS - 100%		$ 221,512,222
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $313,778 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,858
Fidelity Securities Lending Cash Central Fund	36,921
Total	$ 47,779
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of September 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 17,728,171	$ 17,728,171	$ -	$ -
Consumer Staples	19,229,655	19,229,655	-	-
Energy	28,878,919	28,876,333	2,586	-
Financials	54,601,115	51,954,365	2,646,750	-
Health Care	2,519,740	2,519,740	-	-
Industrials	14,674,367	14,674,367	-	-
Information Technology	30,258,782	25,634,725	4,624,057	-
Materials	26,819,645	25,449,718	1,369,927	-
Telecommunication Services	16,101,702	15,077,711	1,023,991	-
Utilities	7,023,171	6,334,364	688,807	-
Money Market Funds	7,203,611	7,203,611	-	-
Total Investments in Securities:	$ 225,038,878	$ 214,682,760	$ 10,356,118	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended September 30, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ -
Level 2 to Level 1	$ 61,003,546

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value (including securities loaned of $3,851,557) - See accompanying schedule: Unaffiliated issuers (cost $189,782,702)	$ 217,835,267
Fidelity Central Funds (cost $7,203,611)	7,203,611
Total Investments (cost $196,986,313)		$ 225,038,878
Foreign currency held at value (cost $2,872)		2,872
Receivable for investments sold		1,989,121
Receivable for fund shares sold		29,880
Dividends receivable		348,795
Distributions receivable from Fidelity Central Funds		1,723
Other receivables		201,348
Total assets		227,612,617

Liabilities
Payable to custodian bank	$ 162,516
Payable for investments purchased	1,736,634
Payable for fund shares redeemed	99,870
Other payables and accrued expenses	134,430
Collateral on securities loaned, at value	3,966,945
Total liabilities		6,100,395

Net Assets		$ 221,512,222
Net Assets consist of:
Paid in capital		$ 193,501,404
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		28,010,818
Net Assets, for 1,132,750 shares outstanding		$ 221,512,222
Net Asset Value, offering price and redemption price per share ($221,512,222 ÷ 1,132,750 shares)		$ 195.55

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends		$ 7,039,390
Interest		25
Income from Fidelity Central Funds		47,779
Income before foreign taxes withheld		7,087,194
Less foreign taxes withheld		(712,587)
Total income		6,374,607

Expenses
Custodian fees and expenses	$ 437,334
Independent directors' compensation	1,807
Total expenses before reductions	439,141
Expense reductions	(1,807)	437,334
Net investment income (loss)		5,937,273
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,538,821)
Foreign currency transactions	(426,009)
Futures contracts	(1,815,763)
Total net realized gain (loss)		(10,780,593)
Change in net unrealized appreciation (depreciation) on: Investment securities	57,564,792
Assets and liabilities in foreign currencies	14,899
Total change in net unrealized appreciation (depreciation)		57,579,691
Net gain (loss)		46,799,098
Net increase (decrease) in net assets resulting from operations		$ 52,736,371

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,937,273	$ 6,141,021
Net realized gain (loss)	(10,780,593)	65,970,562
Change in net unrealized appreciation (depreciation)	57,579,691	(114,086,780)
Net increase (decrease) in net assets resulting from operations	52,736,371	(41,975,197)
Distributions to partners from net investment income	(5,351,380)	(5,183,388)
Affiliated share transactions Proceeds from sales of shares	70,313,244	82,086,029
Reinvestment of distributions	5,347,118	4,380,702
Cost of shares redeemed	(152,217,044)	(183,186,648)
Net increase (decrease) in net assets resulting from share transactions	(76,556,682)	(96,719,917)
Total increase (decrease) in net assets	(29,171,691)	(143,878,502)

Net Assets
Beginning of period	250,683,913	394,562,415
End of period	$ 221,512,222	$ 250,683,913
Other Affiliated Information Shares
Sold	379,412	399,640
Issued in reinvestment of distributions	28,699	20,560
Redeemed	(780,586)	(842,969)
Net increase (decrease)	(372,475)	(422,769)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 166.54	$ 204.65	$ 169.41	$ 100.00
Income from Investment Operations
Net investment income (loss) D	4.14	3.61	3.41	2.43
Net realized and unrealized gain (loss)	28.97	(38.40)	34.39	69.31
Total from investment operations	33.11	(34.79)	37.80	71.74
Distributions to partners from net investment income	(4.10)	(3.32)	(2.56)	(2.33)
Net asset value, end of period	$ 195.55	$ 166.54	$ 204.65	$ 169.41
Total Return B,C	20.04%	(17.34)%	22.50%	72.46%
Ratios to Average Net Assets E,H
Expenses before reductions	.16%	.12%	.12%	.12% A
Expenses net of fee waivers, if any	.16%	.12%	.12%	.12% A
Expenses net of all reductions	.16%	.12%	.12%	.12% A
Net investment income (loss)	2.19%	1.67%	1.86%	2.34% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 221,512	$ 250,684	$ 394,562	$ 181,660
Portfolio turnover rate F	103%	126%	104%	94% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 9, 2008 (commencement of operations) to September 30, 2009.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2012

1. Organization.

Fidelity Emerging Markets Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Directors (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from other Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Partners. No provision has been made for federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 38,474,546
Gross unrealized depreciation	(13,011,939)
Net unrealized appreciation (depreciation) on securities and other investments	$ 25,462,607

Tax Cost	$ 199,576,271

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified instrument based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade.

Annual Report

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are shown in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument at period end.

During the period the Fund recognized net realized gain (loss) of $(1,815,763) related to its investment in futures contracts. This amount is included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $271,313,967 and $342,901,671, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (FMRC), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with FMRC, FMR pays FMRC a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $725 for the period.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $36,921, including $66 from securities loaned to FCM.

9. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $1,807.

Annual Report

10. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and Partners of Fidelity Emerging Markets Equity Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Markets Equity Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from December 9, 2008 (commencement of operations) to September 30, 2009. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Markets Equity Central Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from December 9, 2008 (commencement of operations) to September 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 13, 2012

Annual Report

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board, and executive officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 227 funds advised by FMR or an affiliate. Mr. Curvey oversees 434 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Directors and Officers (Trustees and Officers) - continued

Interested Trustees*:

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Directors and Officers (Trustees and Officers) - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2004

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2004

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Directors, including the Independent Directors, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the lack of compensation payable under the management contract is fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR Co., Inc., and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Annual Report

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity Management & Research Company (FMR) or its affiliates and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Fidelity® Equity Sector
Central Funds

Consumer Discretionary Central Fund

Consumer Staples Central Fund

Energy Central Fund

Financials Central Fund

Health Care Central Fund

Industrials Central Fund

Information Technology Central Fund

Materials Central Fund

Telecom Services Central Fund

Utilities Central Fund

Annual Report

September 30, 2012

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

ESCIP-ANN-1112
1.831584.106

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 to September 30, 2012
Consumer Discretionary	.0048%
Actual		$ 1,000.00	$ 1,022.90	$ .02
HypotheticalA		$ 1,000.00	$ 1,024.98	$ .02
Consumer Staples	.0047%
Actual		$ 1,000.00	$ 1,065.60	$ .02
HypotheticalA		$ 1,000.00	$ 1,024.98	$ .02
Energy	.0035%
Actual		$ 1,000.00	$ 1,006.10	$ .02
HypotheticalA		$ 1,000.00	$ 1,024.98	$ .02
Financials	.0061%
Actual		$ 1,000.00	$ 990.40	$ .03
HypotheticalA		$ 1,000.00	$ 1,024.97	$ .03
Health Care	.0048%
Actual		$ 1,000.00	$ 1,099.20	$ .03
HypotheticalA		$ 1,000.00	$ 1,024.98	$ .02
Industrials	.0031%
Actual		$ 1,000.00	$ 996.70	$ .02
HypotheticalA		$ 1,000.00	$ 1,024.98	$ .02
Information Technology	.0089%
Actual		$ 1,000.00	$ 994.50	$ .04
HypotheticalA		$ 1,000.00	$ 1,024.96	$ .05
Materials	.0049%
Actual		$ 1,000.00	$ 1,037.50	$ .02
HypotheticalA		$ 1,000.00	$ 1,024.98	$ .02
Telecom Services	.0027%
Actual		$ 1,000.00	$ 1,138.80	$ .01
HypotheticalA		$ 1,000.00	$ 1,024.99	$ .01
Utilities	.0037%
Actual		$ 1,000.00	$ 1,080.40	$ .02
HypotheticalA		$ 1,000.00	$ 1,024.98	$ .02

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the underlying Money Market Central Funds in which each Fund invests are not included in each Fund's annualized expense ratio.

Annual Report

Fidelity® Consumer Discretionary Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Past 5 years	Life of fund A
Fidelity® Consumer Discretionary Central Fund	33.79%	5.85%	8.34%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Consumer Discretionary Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame bouts of volatility en route to posting strong gains for the 12 months ending September 30, 2012, extending a general uptrend that began in March 2009. The broad-based S&P 500® Index advanced 30.20% for the period, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 26.52% and 30.53%, respectively. Uncertainty prevailed early on, as Greece neared insolvency and fear of debt contagion in Europe led the S&P 500® in early October to its lowest level in more than a year. However, markets reversed course that same month, and the S&P 500® produced its largest monthly gain in two decades - a rally that stalled in the final two months of 2011, but picked up apace in the first quarter of 2012. Despite a turbulent spring, stocks pushed ahead for much of the remainder of the period, fueled by solid corporate earnings, brighter housing and employment data, and hope for a solution in the eurozone. Of the 10 sectors within the S&P 500®, consumer discretionary (+37%) and telecommunication services (+35%) performed best, while utilities (+13%) and consumer staples (+24%) produced the smallest, albeit still solid, gains. Small- and mid-cap stocks also fared well, with the Russell 2000® Index adding 31.91% and the Russell Midcap® Index rising 28.03%.

Comments from Gordon Scott, Portfolio Manager of Fidelity® Consumer Discretionary Central Fund: For the year, the fund gained 33.79%, trailing the 36.53% return of the MSCI® U.S. IM Consumer Discretionary 25/50 Index, but outpacing the S&P 500. The fund lagged its sector benchmark mostly due to stock selection, particularly in the Internet retail space. An out-of-index position in Groupon, an online discount coupon purveyor that faced stiff competition after it went public in late 2011, was the biggest detractor. This position was sold in April. Despite shares of Amazon.com posting a gain, untimely trading in the online retailer hurt, as did the fund's holdings in premium mattress maker Tempur-Pedic International, which was sold from the fund by period end. The fund's modest cash position also detracted. Conversely, relative results were aided by the fund's healthy overweightings in cable company Comcast and media/entertainment giant Walt Disney, which were the fund's largest holdings at period end. An overweighting in national homebuilder Lennar also contributed, as new home construction began to rekindle after a long period of decline.

Note to shareholders: Gordon Scott became Portfolio Manager of Fidelity® Consumer Discretionary Central Fund on May 1, 2012.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Consumer Discretionary Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Comcast Corp. Class A	8.1	3.9
The Walt Disney Co.	5.7	6.5
News Corp. Class A	4.7	1.3
McDonald's Corp.	3.9	4.1
Yum! Brands, Inc.	3.8	0.2
DIRECTV	3.7	0.0
Time Warner, Inc.	3.2	3.3
Lowe's Companies, Inc.	2.6	5.2
Dollar Tree, Inc.	2.6	1.6
Target Corp.	2.6	2.3
	40.9
Top Industries (% of fund's net assets)
As of September 30, 2012
Media 30.8%
Specialty Retail 27.8%
Hotels, Restaurants & Leisure 12.3%
Multiline Retail 7.7%
Household Durables 5.0%
All Others* 16.4%

As of March 31, 2012
Specialty Retail 27.3%
Media 21.9%
Hotels, Restaurants & Leisure 20.9%
Textiles, Apparel & Luxury Goods 7.4%
Internet & Catalog Retail 7.0%
All Others* 15.5%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Consumer Discretionary Central Fund

Investments September 30, 2012

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
AUTO COMPONENTS - 1.6%
Auto Parts & Equipment - 1.6%
BorgWarner, Inc. (a)	142,059	$ 9,817,697
Delphi Automotive PLC	162,933	5,050,923
		14,868,620
BUILDING PRODUCTS - 0.9%
Building Products - 0.9%
Owens Corning (a)	232,600	7,782,796
COMMERCIAL SERVICES & SUPPLIES - 0.7%
Office Services & Supplies - 0.7%
Interface, Inc.	473,965	6,261,078
DISTRIBUTORS - 1.5%
Distributors - 1.5%
LKQ Corp. (a)	760,434	14,068,029
HOTELS, RESTAURANTS & LEISURE - 12.3%
Restaurants - 12.3%
BJ's Restaurants, Inc. (a)	44,500	2,018,075
Buffalo Wild Wings, Inc. (a)	85,300	7,313,622
Domino's Pizza, Inc.	361,100	13,613,470
McDonald's Corp.	383,530	35,188,878
Panera Bread Co. Class A (a)	34,600	5,912,794
Starbucks Corp.	154,976	7,865,032
Texas Roadhouse, Inc. Class A	324,442	5,547,958
Yum! Brands, Inc.	524,532	34,797,453
		112,257,282
HOUSEHOLD DURABLES - 5.0%
Homebuilding - 2.3%
Lennar Corp. Class A	220,879	7,679,963
Ryland Group, Inc.	245,300	7,359,000
Toll Brothers, Inc. (a)	177,100	5,885,033
		20,923,996
Housewares & Specialties - 2.7%
Jarden Corp.	383,700	20,274,708
Tupperware Brands Corp.	83,819	4,491,860
		24,766,568
TOTAL HOUSEHOLD DURABLES		45,690,564
Common Stocks - continued
	Shares	Value
INTERNET & CATALOG RETAIL - 4.7%
Internet Retail - 4.7%
Amazon.com, Inc. (a)	80,961	$ 20,590,002
Priceline.com, Inc. (a)	36,729	22,725,334
		43,315,336
INTERNET SOFTWARE & SERVICES - 0.6%
Internet Software & Services - 0.6%
eBay, Inc. (a)	120,243	5,820,964
LEISURE EQUIPMENT & PRODUCTS - 1.3%
Leisure Products - 1.3%
Brunswick Corp.	527,500	11,937,325
MEDIA - 30.8%
Broadcasting - 3.2%
CBS Corp. Class B	453,485	16,475,110
Discovery Communications, Inc. (a)	213,600	12,736,968
		29,212,078
Cable & Satellite - 14.0%
Charter Communications, Inc. Class A (a)	138,362	10,386,835
Comcast Corp. Class A	2,078,908	74,362,537
DIRECTV (a)	650,869	34,144,588
Sirius XM Radio, Inc. (a)(d)	3,664,765	9,528,389
		128,422,349
Movies & Entertainment - 13.6%
News Corp. Class A	1,751,707	42,969,373
The Walt Disney Co.	994,902	52,013,477
Time Warner, Inc.	646,536	29,307,477
		124,290,327
TOTAL MEDIA		281,924,754
MULTILINE RETAIL - 7.7%
General Merchandise Stores - 7.7%
Dollar General Corp. (a)	449,625	23,173,673
Dollar Tree, Inc. (a)	486,680	23,494,477
Target Corp.	366,507	23,262,199
		69,930,349
SPECIALTY RETAIL - 27.8%
Apparel Retail - 6.0%
Abercrombie & Fitch Co. Class A	176,600	5,990,272
Common Stocks - continued
	Shares	Value
SPECIALTY RETAIL - CONTINUED
Apparel Retail - continued
Ascena Retail Group, Inc. (a)	137,952	$ 2,959,070
Limited Brands, Inc.	238,334	11,740,333
Ross Stores, Inc.	292,600	18,901,960
TJX Companies, Inc.	332,272	14,882,463
		54,474,098
Automotive Retail - 4.7%
AutoZone, Inc. (a)	42,575	15,738,700
CarMax, Inc. (a)	539,359	15,263,860
O'Reilly Automotive, Inc. (a)	147,000	12,292,140
		43,294,700
Home Improvement Retail - 2.6%
Lowe's Companies, Inc.	792,469	23,964,263
Homefurnishing Retail - 2.3%
Select Comfort Corp. (a)	293,500	9,259,925
Williams-Sonoma, Inc.	271,831	11,952,409
		21,212,334
Specialty Stores - 12.2%
Cabela's, Inc. Class A (a)	28,852	1,577,627
Dick's Sporting Goods, Inc.	428,928	22,239,917
Hibbett Sports, Inc. (a)	150,800	8,965,060
PetSmart, Inc.	279,659	19,290,878
Sally Beauty Holdings, Inc. (a)	549,100	13,776,919
Tiffany & Co., Inc.	207,005	12,809,469
Tractor Supply Co.	189,709	18,760,323
Ulta Salon, Cosmetics & Fragrance, Inc.	64,271	6,189,619
Vitamin Shoppe, Inc. (a)	134,000	7,814,880
		111,424,692
TOTAL SPECIALTY RETAIL		254,370,087
TEXTILES, APPAREL & LUXURY GOODS - 4.5%
Apparel, Accessories & Luxury Goods - 4.5%
Hanesbrands, Inc. (a)	352,794	11,247,073
PVH Corp.	139,882	13,109,741
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	104,967	5,860,308
VF Corp.	66,111	10,535,449
		40,752,571
TOTAL COMMON STOCKS (Cost $791,114,887)		908,979,755
Money Market Funds - 1.6%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	4,981,351	$ 4,981,351
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	9,307,900	9,307,900
TOTAL MONEY MARKET FUNDS (Cost $14,289,251)		14,289,251
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $805,404,138)		923,269,006
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(9,131,866)
NET ASSETS - 100%		$ 914,137,140
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,833
Fidelity Securities Lending Cash Central Fund	669,486
Total	$ 680,319
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Discretionary Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value (including securities loaned of $8,853,678) - See accompanying schedule: Unaffiliated issuers (cost $791,114,887)	$ 908,979,755
Fidelity Central Funds (cost $14,289,251)	14,289,251
Total Investments (cost $805,404,138)		$ 923,269,006
Cash		28,165
Receivable for investments sold		5,528,887
Receivable for fund shares sold		95,737
Dividends receivable		332,631
Distributions receivable from Fidelity Central Funds		3,377
Total assets		929,257,803

Liabilities
Payable for investments purchased	$ 5,517,374
Payable for fund shares redeemed	282,473
Other payables and accrued expenses	12,916
Collateral on securities loaned, at value	9,307,900
Total liabilities		15,120,663

Net Assets		$ 914,137,140
Net Assets consist of:
Paid in capital		$ 796,273,644
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		117,863,496
Net Assets, for 6,057,833 shares outstanding		$ 914,137,140
Net Asset Value, offering price and redemption price per share ($914,137,140 ÷ 6,057,833 shares)		$ 150.90

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends		$ 10,146,702
Interest		12
Income from Fidelity Central Funds (including $669,486 from security lending)		680,319
Total income		10,827,033

Expenses
Custodian fees and expenses	$ 32,825
Independent directors' compensation	5,287
Interest	290
Total expenses before reductions	38,402
Expense reductions	(5,287)	33,115
Net investment income (loss)		10,793,918
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $60,687)	82,211,680
Foreign currency transactions	(75,252)
Total net realized gain (loss)		82,136,428
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $61,733)	130,524,292
Assets and liabilities in foreign currencies	1,141
Total change in net unrealized appreciation (depreciation)		130,525,433
Net gain (loss)		212,661,861
Net increase (decrease) in net assets resulting from operations		$ 223,455,779

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Discretionary Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,793,918	$ 8,725,223
Net realized gain (loss)	82,136,428	67,996,135
Change in net unrealized appreciation (depreciation)	130,525,433	(62,450,585)
Net increase (decrease) in net assets resulting from operations	223,455,779	14,270,773
Distributions to partners from net investment income	(10,509,822)	(8,387,332)
Affiliated share transactions Proceeds from sales of shares	183,740,888	90,021,171
Reinvestment of distributions	10,509,551	8,387,095
Cost of shares redeemed	(99,370,155)	(103,003,157)
Net increase (decrease) in net assets resulting from share transactions	94,880,284	(4,594,891)
Total increase (decrease) in net assets	307,826,241	1,288,550

Net Assets
Beginning of period	606,310,899	605,022,349
End of period	$ 914,137,140	$ 606,310,899
Other Affiliated Information Shares
Sold	1,400,302	710,232
Issued in reinvestment of distributions	75,424	65,294
Redeemed	(723,887)	(802,183)
Net increase (decrease)	751,839	(26,657)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 114.27	$ 113.46	$ 92.13	$ 92.45	$ 121.71
Income from Investment Operations
Net investment income (loss) B	1.84	1.65	1.25	1.29	1.71
Net realized and unrealized gain (loss)	36.60	.74	21.31	(.32)	(29.41)
Total from investment operations	38.44	2.39	22.56	.97	(27.70)
Distributions to partners from net investment income	(1.81)	(1.58)	(1.23)	(1.29)	(1.56)
Net asset value, end of period	$ 150.90	$ 114.27	$ 113.46	$ 92.13	$ 92.45
Total Return A	33.79%	1.96%	24.64%	1.38%	(22.90)%
Ratios to Average Net Assets C, F
Expenses before reductions	-% E	.01%	.01%	-% E	-% E
Expenses net of fee waivers, if any	-% E	.01%	.01%	-% E	-% E
Expenses net of all reductions	-% E	.01%	.01%	-% E	-% E
Net investment income (loss)	1.32%	1.29%	1.21%	1.73%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 914,137	$ 606,311	$ 605,022	$ 517,450	$ 530,726
Portfolio turnover rate D	191%	179%	143% G	91%	62%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Staples Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Past 5 years	Life of fund A
Fidelity Consumer Staples Central Fund	25.90%	7.79%	10.74%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Consumer Staples Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame bouts of volatility en route to posting strong gains for the 12 months ending September 30, 2012, extending a general uptrend that began in March 2009. The broad-based S&P 500® Index advanced 30.20% for the period, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 26.52% and 30.53%, respectively. Uncertainty prevailed early on, as Greece neared insolvency and fear of debt contagion in Europe led the S&P 500® in early October to its lowest level in more than a year. However, markets reversed course that same month, and the S&P 500® produced its largest monthly gain in two decades - a rally that stalled in the final two months of 2011, but picked up apace in the first quarter of 2012. Despite a turbulent spring, stocks pushed ahead for much of the remainder of the period, fueled by solid corporate earnings, brighter housing and employment data, and hope for a solution in the eurozone. Of the 10 sectors within the S&P 500®, consumer discretionary (+37%) and telecommunication services (+35%) performed best, while utilities (+13%) and consumer staples (+24%) produced the smallest, albeit still solid, gains. Small- and mid-cap stocks also fared well, with the Russell 2000® Index adding 31.91% and the Russell Midcap® Index rising 28.03%.

Comments from Robert Lee, Portfolio Manager of Fidelity® Consumer Staples Central Fund: For the year, the fund returned 25.90%, outperforming the 23.25% rise of the MSCI® U.S. IM Consumer Staples 25/50 Index, but lagging the broadly based S&P 500. Versus the MSCI index, the biggest contributor to relative performance was the fund's positioning in distillers/vintners, led by wine and spirits distributor Constellation Brands, as well as non-index stakes in U.K.-based Diageo and France's Remy Cointreau, both top-shelf spirits manufacturers. Stock picking in brewers boosted performance, including an out-of-benchmark stake in Belgium's Anheuser-Busch InBev. Positioning in drug retail helped, as did an underweighting in packaged foods/meats. The fund's foreign investments also contributed, despite the head wind of a stronger U.S. dollar. On the flip side, relative returns were dampened by a significant underweighting in hypermarkets/super centers, including a lighter-than-benchmark stake in discount retail giant Wal-Mart Stores. Stock picking in tobacco detracted, including a big underweighting in tobacco conglomerate Philip Morris International. In other areas, a position in household products leader Procter & Gamble - the fund's largest holding - hurt, as did a non-index holding in pharmaceutical and health care products manufacturer Johnson & Johnson. The fund's cash position also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Consumer Staples Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	16.0	16.7
British American Tobacco PLC sponsored ADR	12.1	12.4
The Coca-Cola Co.	11.1	11.8
CVS Caremark Corp.	7.2	6.9
Altria Group, Inc.	5.4	5.2
Anheuser-Busch InBev SA NV	3.6	3.4
Diageo PLC sponsored ADR	3.1	3.0
Colgate-Palmolive Co.	3.0	2.5
Constellation Brands, Inc. Class A (sub. vtg.)	2.4	2.5
Johnson & Johnson	2.3	2.6
	66.2
Top Industries (% of fund's net assets)
As of September 30, 2012
Beverages 29.5%
Tobacco 20.7%
Household Products 19.7%
Food & Staples Retailing 12.8%
Food Products 9.5%
All Others* 7.8%

As of March 31, 2012
Beverages 32.0%
Tobacco 20.9%
Household Products 19.7%
Food & Staples Retailing 10.0%
Food Products 9.6%
All Others* 7.8%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Consumer Staples Central Fund

Investments September 30, 2012

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
BEVERAGES - 29.5%
Brewers - 6.0%
Anheuser-Busch InBev SA NV	367,753	$ 31,460,779
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	99,015	3,789,304
Compania Cervecerias Unidas SA sponsored ADR	33,000	2,353,890
Molson Coors Brewing Co. Class B	182,736	8,232,257
SABMiller PLC	150,800	6,623,522
		52,459,752
Distillers & Vintners - 8.8%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	638,297	20,648,908
Diageo PLC sponsored ADR	242,601	27,348,411
Pernod Ricard SA	152,544	17,115,088
Remy Cointreau SA	94,541	10,873,347
Treasury Wine Estates Ltd.	302,668	1,579,206
		77,564,960
Soft Drinks - 14.7%
Britvic PLC	208,500	1,225,873
Coca-Cola Bottling Co. CONSOLIDATED	43,927	2,991,429
Coca-Cola FEMSA SAB de CV sponsored ADR	16,880	2,177,520
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	67,893	1,262,810
Coca-Cola Icecek A/S	150,435	2,812,417
Embotelladora Andina SA:
ADR	19,987	559,436
sponsored ADR	124,658	4,279,509
Fomento Economico Mexicano SAB de CV sponsored ADR	4,113	378,314
PepsiCo, Inc.	228,560	16,175,191
The Coca-Cola Co.	2,575,896	97,703,735
		129,566,234
TOTAL BEVERAGES		259,590,946
FOOD & STAPLES RETAILING - 12.8%
Drug Retail - 9.1%
CVS Caremark Corp.	1,313,223	63,586,258
Drogasil SA	220,200	2,529,761
Walgreen Co.	383,338	13,968,837
		80,084,856
Food Distributors - 0.1%
Chefs' Warehouse Holdings (a)	52,946	867,255
Common Stocks - continued
	Shares	Value
FOOD & STAPLES RETAILING - CONTINUED
Food Retail - 1.5%
Fresh Market, Inc. (a)	4,900	$ 293,902
Kroger Co.	361,155	8,501,589
Susser Holdings Corp. (a)	58,900	2,130,413
The Pantry, Inc. (a)	155,685	2,265,217
		13,191,121
Hypermarkets & Super Centers - 2.1%
Wal-Mart Stores, Inc.	255,180	18,832,284
TOTAL FOOD & STAPLES RETAILING		112,975,516
FOOD PRODUCTS - 9.5%
Agricultural Products - 2.6%
Archer Daniels Midland Co.	81,123	2,204,923
Bunge Ltd.	287,353	19,267,019
First Resources Ltd.	471,000	809,819
SLC Agricola SA	103,800	1,113,652
		23,395,413
Packaged Foods & Meats - 6.9%
Annie's, Inc.	8,500	381,140
Calavo Growers, Inc.	31,884	797,100
Green Mountain Coffee Roasters, Inc. (a)(d)	164,499	3,906,851
Lindt & Spruengli AG	66	2,382,456
Mead Johnson Nutrition Co. Class A	199,584	14,625,516
Nestle SA	188,965	11,914,540
TreeHouse Foods, Inc. (a)	45,050	2,365,125
Tyson Foods, Inc. Class A	278,900	4,467,978
Unilever NV (NY Reg.)	493,757	17,518,498
Want Want China Holdings Ltd.	1,717,000	2,189,969
		60,549,173
TOTAL FOOD PRODUCTS		83,944,586
HOUSEHOLD PRODUCTS - 19.7%
Household Products - 19.7%
Colgate-Palmolive Co.	248,427	26,636,343
Procter & Gamble Co.	2,033,869	141,069,150
Reckitt Benckiser Group PLC	39,200	2,256,651
Spectrum Brands Holdings, Inc.	74,480	2,979,945
		172,942,089
Common Stocks - continued
	Shares	Value
PERSONAL PRODUCTS - 2.4%
Personal Products - 2.4%
Hengan International Group Co. Ltd.	189,500	$ 1,791,367
Herbalife Ltd.	13,000	616,200
Hypermarcas SA (a)	49,300	362,105
L'Oreal SA	89,100	11,021,573
Natura Cosmeticos SA	45,000	1,226,415
Nu Skin Enterprises, Inc. Class A (d)	155,102	6,022,611
		21,040,271
PHARMACEUTICALS - 2.3%
Pharmaceuticals - 2.3%
Johnson & Johnson	299,356	20,628,622
SPECIALTY RETAIL - 0.1%
Specialty Stores - 0.1%
Teavana Holdings, Inc. (a)	30,400	396,416
TOBACCO - 20.7%
Tobacco - 20.7%
Altria Group, Inc.	1,408,948	47,044,774
British American Tobacco PLC sponsored ADR	1,034,815	106,213,412
Japan Tobacco, Inc.	35,200	1,056,361
Lorillard, Inc.	35,088	4,085,998
Philip Morris International, Inc.	227,454	20,457,213
Souza Cruz SA	217,800	2,954,495
		181,812,253
TOTAL COMMON STOCKS (Cost $617,520,869)		853,330,699
Money Market Funds - 3.2%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	24,836,023	$ 24,836,023
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	3,477,102	3,477,102
TOTAL MONEY MARKET FUNDS (Cost $28,313,125)		28,313,125
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $645,833,994)		881,643,824
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(1,438,595)
NET ASSETS - 100%		$ 880,205,229
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 26,189
Fidelity Securities Lending Cash Central Fund	193,876
Total	$ 220,065
Other Information

The following is a summary of the inputs used, as of September 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 853,330,699	$ 821,869,920	$ 31,460,779	$ -
Money Market Funds	28,313,125	28,313,125	-	-
Total Investments in Securities:	$ 881,643,824	$ 850,183,045	$ 31,460,779	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	65.9%
United Kingdom	16.4%
France	4.4%
Belgium	3.6%
Bermuda	2.2%
Netherlands	2.0%
Switzerland	1.7%
Brazil	1.2%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Staples Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value (including securities loaned of $3,450,223) - See accompanying schedule: Unaffiliated issuers (cost $617,520,869)	$ 853,330,699
Fidelity Central Funds (cost $28,313,125)	28,313,125
Total Investments (cost $645,833,994)		$ 881,643,824
Cash		2,506
Receivable for investments sold		135,053
Receivable for fund shares sold		83,020
Dividends receivable		4,010,856
Distributions receivable from Fidelity Central Funds		5,224
Total assets		885,880,483

Liabilities
Payable for investments purchased	$ 1,078,010
Payable for fund shares redeemed	1,108,210
Other payables and accrued expenses	11,932
Collateral on securities loaned, at value	3,477,102
Total liabilities		5,675,254

Net Assets		$ 880,205,229
Net Assets consist of:
Paid in capital		$ 644,385,408
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		235,819,821
Net Assets, for 5,465,402 shares outstanding		$ 880,205,229
Net Asset Value, offering price and redemption price per share ($880,205,229 ÷ 5,465,402 shares)		$ 161.05

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Staples Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends		$ 23,406,109
Income from Fidelity Central Funds (including $193,876 from security lending)		220,065
Total income		23,626,174

Expenses
Custodian fees and expenses	$ 38,322
Independent directors' compensation	5,252
Total expenses before reductions	43,574
Expense reductions	(5,252)	38,322
Net investment income (loss)		23,587,852
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,592,571
Foreign currency transactions	(19,823)
Total net realized gain (loss)		16,572,748
Change in net unrealized appreciation (depreciation) on: Investment securities	143,754,643
Assets and liabilities in foreign currencies	14,598
Total change in net unrealized appreciation (depreciation)		143,769,241
Net gain (loss)		160,341,989
Net increase (decrease) in net assets resulting from operations		$ 183,929,841

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,587,852	$ 18,385,242
Net realized gain (loss)	16,572,748	26,782,470
Change in net unrealized appreciation (depreciation)	143,769,241	1,161,220
Net increase (decrease) in net assets resulting from operations	183,929,841	46,328,932
Distributions to partners from net investment income	(23,266,390)	(18,325,079)
Affiliated share transactions Proceeds from sales of shares	186,168,916	93,868,984
Reinvestment of distributions	23,265,932	18,324,664
Cost of shares redeemed	(137,435,394)	(115,543,346)
Net increase (decrease) in net assets resulting from share transactions	71,999,454	(3,349,698)
Total increase (decrease) in net assets	232,662,905	24,654,155

Net Assets
Beginning of period	647,542,324	622,888,169
End of period	$ 880,205,229	$ 647,542,324
Other Affiliated Information Shares
Sold	1,308,144	682,840
Issued in reinvestment of distributions	154,605	135,028
Redeemed	(918,473)	(858,660)
Net increase (decrease)	544,276	(40,792)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 131.58	$ 125.53	$ 114.15	$ 114.98	$ 126.15
Income from Investment Operations
Net investment income (loss)B	4.33	3.86	3.08	2.72	2.77
Net realized and unrealized gain (loss)	29.39	6.04	11.26	(.86)	(11.21)
Total from investment operations	33.72	9.90	14.34	1.86	(8.44)
Distributions to partners from net investment income	(4.25)	(3.85)	(2.96)	(2.69)	(2.73)
Net asset value, end of period	$ 161.05	$ 131.58	$ 125.53	$ 114.15	$ 114.98
Total Return A	25.90%	7.83%	12.73%	2.03%	(6.82)%
Ratios to Average Net Assets C, F
Expenses before reductions	.01%	.01%	.01%	.02%	.01%
Expenses net of fee waivers, if any	-% E	.01%	.01%	.01%	.01%
Expenses net of all reductions	-% E	.01%	.01%	.01%	.01%
Net investment income (loss)	2.91%	2.86%	2.59%	2.77%	2.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 880,205	$ 647,542	$ 622,888	$ 520,351	$ 535,302
Portfolio turnover rate D	27%	51%	61% G	91%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Energy Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Past 5 years	Life of fund A
Fidelity Energy Central Fund	25.27%	-1.22%	4.82%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Energy Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame bouts of volatility en route to posting strong gains for the 12 months ending September 30, 2012, extending a general uptrend that began in March 2009. The broad-based S&P 500® Index advanced 30.20% for the period, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 26.52% and 30.53%, respectively. Uncertainty prevailed early on, as Greece neared insolvency and fear of debt contagion in Europe led the S&P 500® in early October to its lowest level in more than a year. However, markets reversed course that same month, and the S&P 500® produced its largest monthly gain in two decades - a rally that stalled in the final two months of 2011, but picked up apace in the first quarter of 2012. Despite a turbulent spring, stocks pushed ahead for much of the remainder of the period, fueled by solid corporate earnings, brighter housing and employment data, and hope for a solution in the eurozone. Of the 10 sectors within the S&P 500®, consumer discretionary (+37%) and telecommunication services (+35%) performed best, while utilities (+13%) and consumer staples (+24%) produced the smallest, albeit still solid, gains. Small- and mid-cap stocks also fared well, with the Russell 2000® Index adding 31.91% and the Russell Midcap® Index rising 28.03%.

Comments from John Dowd, Portfolio Manager of Fidelity® Energy Central Fund: For the year, the fund gained 25.27%, modestly trailing the 26.09% rise of its sector benchmark, the MSCI® U.S. IM Energy 25/50 Index, and lagging the broadly based S&P 500. Versus the MSCI index, stock selection within the integrated oil/gas industry was the main culprit of the fund's underperformance. Here, the fund was hurt the most by a sizable underweighting in benchmark heavyweight Exxon Mobil, which benefited not only from investors' flight to safety, but also from higher profits in its U.S. refining operations. An untimely overweighting in Hess - another integrated energy giant - also hurt relative results. Elsewhere, stocks that were sensitive to crude prices were detrimental, including oil/gas exploration and production firm SM Energy. Underweighting the outperforming storage/transport group detracted, as businesses here profited from the glut in domestic oil/gas supply. Additionally, holding a modest cash position in an up market hurt. On the positive side, positioning in oil/gas refining and marketing - by far the MSCI index's best-performing segment - provided the biggest boost. Here, larger-than-benchmark stakes in two refiners, Tesoro and Marathon Petroleum, provided a strong lift to relative results. A non-index position in specialty chemicals firm LyondellBasell Industries was another good call.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Energy Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	11.3	15.1
Exxon Mobil Corp.	10.0	7.1
Occidental Petroleum Corp.	6.8	6.9
National Oilwell Varco, Inc.	5.0	5.5
Hess Corp.	3.7	4.2
EQT Corp.	3.5	0.8
Noble Corp.	3.1	2.3
Cabot Oil & Gas Corp.	3.1	0.8
Schlumberger Ltd.	3.0	3.6
Tesoro Corp.	2.7	0.8
	52.2
Top Industries (% of fund's net assets)
As of September 30, 2012
Oil, Gas & Consumable Fuels 75.0%
Energy Equipment & Services 22.6%
Chemicals 0.9%
Construction & Engineering 0.5%
All Others* 1.0%

As of March 31, 2012
Oil, Gas & Consumable Fuels 73.6%
Energy Equipment & Services 23.8%
Chemicals 1.7%
Construction & Engineering 0.5%
All Others* 0.4%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Energy Central Fund

Investments September 30, 2012

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
CHEMICALS - 0.9%
Specialty Chemicals - 0.9%
LyondellBasell Industries NV Class A	154,059	$ 7,958,688
CONSTRUCTION & ENGINEERING - 0.5%
Construction & Engineering - 0.5%
Foster Wheeler AG (a)	205,482	4,923,349
ENERGY EQUIPMENT & SERVICES - 22.6%
Oil & Gas Drilling - 6.6%
Discovery Offshore S.A. (a)(e)	955,692	1,876,719
Ensco PLC Class A	262,500	14,322,000
Noble Corp.	782,930	28,013,235
Northern Offshore Ltd.	431,810	776,352
Ocean Rig UDW, Inc. (United States)	217,400	3,545,794
Rowan Companies PLC (a)	267,350	9,028,410
Tuscany International Drilling, Inc. (a)	1,397,500	326,950
Vantage Drilling Co. (a)	1,225,600	2,255,104
		60,144,564
Oil & Gas Equipment & Services - 16.0%
Anton Oilfield Services Group	586,000	136,788
Cameron International Corp. (a)	122,400	6,862,968
Compagnie Generale de Geophysique SA (a)(d)	167,841	5,390,307
Compagnie Generale de Geophysique SA rights 10/12/12 (a)	167,841	270,899
Core Laboratories NV	15,400	1,870,792
FMC Technologies, Inc. (a)	132,000	6,111,600
Forum Energy Technologies, Inc.	18,700	454,784
Fugro NV (Certificaten Van Aandelen) unit	251,733	17,119,064
Gulfmark Offshore, Inc. Class A (a)	192,756	6,368,658
Halliburton Co.	330,605	11,138,082
McDermott International, Inc. (a)	220,903	2,699,435
National Oilwell Varco, Inc.	562,972	45,099,687
Oil States International, Inc. (a)	112,819	8,964,598
Schlumberger Ltd.	370,251	26,780,255
Superior Energy Services, Inc. (a)	73,286	1,503,829
Total Energy Services, Inc.	70,900	1,148,131
Weatherford International Ltd. (a)	217,195	2,754,033
		144,673,910
TOTAL ENERGY EQUIPMENT & SERVICES		204,818,474
Common Stocks - continued
	Shares	Value
HOTELS, RESTAURANTS & LEISURE - 0.0%
Casinos & Gaming - 0.0%
Icahn Enterprises LP rights	86,555	$ 1
OIL, GAS & CONSUMABLE FUELS - 75.0%
Coal & Consumable Fuels - 1.2%
Cloud Peak Energy, Inc. (a)	116,200	2,103,220
Peabody Energy Corp.	384,319	8,566,471
		10,669,691
Integrated Oil & Gas - 37.7%
Chevron Corp.	876,755	102,194,562
ENI SpA sponsored ADR (d)	102,316	4,485,533
Exxon Mobil Corp.	997,017	91,177,205
Hess Corp.	621,048	33,362,699
InterOil Corp. (a)(d)	81,740	6,315,232
Murphy Oil Corp.	197,032	10,578,648
Occidental Petroleum Corp.	717,502	61,748,222
Royal Dutch Shell PLC Class A sponsored ADR (d)	179,961	12,491,093
Suncor Energy, Inc.	587,040	19,311,233
		341,664,427
Oil & Gas Exploration & Production - 25.9%
Anadarko Petroleum Corp.	196,312	13,726,135
Apache Corp.	173,620	15,012,921
Bill Barrett Corp. (a)	35,600	881,812
BPZ Energy, Inc. (a)	344,287	984,661
C&C Energia Ltd. (a)	160,000	1,039,976
Cabot Oil & Gas Corp.	621,485	27,904,677
Canadian Natural Resources Ltd.	139,335	4,298,678
Cobalt International Energy, Inc. (a)	186,100	4,144,447
Comstock Resources, Inc. (a)	441,234	8,109,881
Concho Resources, Inc. (a)	104,253	9,877,972
Energen Corp.	69,300	3,632,013
EOG Resources, Inc.	165,345	18,526,907
EQT Corp.	544,516	32,126,444
EV Energy Partners LP	80,981	5,030,540
Gran Tierra Energy, Inc. (Canada) (a)	533,028	2,754,330
Halcon Resources Corp. (f)	400,000	2,932,000
Harvest Natural Resources, Inc. (a)(d)	173,869	1,550,911
Kodiak Oil & Gas Corp. (a)	103,200	965,952
Marathon Oil Corp.	366,944	10,850,534
Midstates Petroleum Co., Inc.	266,700	2,306,955
Noble Energy, Inc.	184,849	17,137,351
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Northern Oil & Gas, Inc. (a)	111,581	$ 1,895,761
Painted Pony Petroleum Ltd. (a)(e)	5,500	60,477
Pioneer Natural Resources Co.	200,746	20,957,882
Plains Exploration & Production Co. (a)	78,466	2,940,121
QEP Resources, Inc.	30,500	965,630
Range Resources Corp.	26,700	1,865,529
Rosetta Resources, Inc. (a)	263,693	12,630,895
SM Energy Co.	161,518	8,739,739
TAG Oil Ltd. (a)	102,800	754,975
TAG Oil Ltd. (e)	14,800	108,693
		234,714,799
Oil & Gas Refining & Marketing - 7.5%
Calumet Specialty Products Partners LP	161,348	5,163,136
Marathon Petroleum Corp.	298,883	16,316,023
Northern Tier Energy LP Class A	251,449	5,310,603
Phillips 66	102,026	4,730,946
Tesoro Corp.	594,754	24,920,193
Valero Energy Corp.	363,196	11,506,049
		67,946,950
Oil & Gas Storage & Transport - 2.7%
Atlas Energy LP	41,724	1,441,147
Atlas Pipeline Partners, LP	146,523	4,996,434
Cheniere Energy, Inc. (a)	98,700	1,534,785
Markwest Energy Partners LP	48,000	2,612,160
Tesoro Logistics LP	102,050	4,418,765
The Williams Companies, Inc.	267,243	9,345,488
		24,348,779
TOTAL OIL, GAS & CONSUMABLE FUELS		679,344,646
TOTAL COMMON STOCKS (Cost $795,112,689)		897,045,158
Money Market Funds - 2.6%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	8,544,411	$ 8,544,411
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	14,919,484	14,919,484
TOTAL MONEY MARKET FUNDS (Cost $23,463,895)		23,463,895
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $818,576,584)		920,509,053
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(14,290,343)
NET ASSETS - 100%		$ 906,218,710
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,045,889 or 0.2% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,932,000 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Halcon Resources Corp.	3/1/12	$ 3,600,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,538
Fidelity Securities Lending Cash Central Fund	184,996
Total	$ 204,534
Other Information

The following is a summary of the inputs used, as of September 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 897,045,158	$ 891,654,850	$ 5,390,307	$ 1
Money Market Funds	23,463,895	23,463,895	-	-
Total Investments in Securities:	$ 920,509,053	$ 915,118,745	$ 5,390,307	$ 1
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	80.1%
United Kingdom	4.0%
Switzerland	3.9%
Canada	3.7%
Netherlands	3.0%
Curacao	3.0%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Energy Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value (including securities loaned of $14,109,890) - See accompanying schedule: Unaffiliated issuers (cost $795,112,689)	$ 897,045,158
Fidelity Central Funds (cost $23,463,895)	23,463,895
Total Investments (cost $818,576,584)		$ 920,509,053
Cash		49,468
Receivable for investments sold		94,502
Receivable for fund shares sold		88,204
Dividends receivable		633,859
Distributions receivable from Fidelity Central Funds		29,707
Total assets		921,404,793

Liabilities
Payable for fund shares redeemed	$ 258,094
Other payables and accrued expenses	8,505
Collateral on securities loaned, at value	14,919,484
Total liabilities		15,186,083

Net Assets		$ 906,218,710
Net Assets consist of:
Paid in capital		$ 804,286,581
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		101,932,129
Net Assets, for 7,318,616 shares outstanding		$ 906,218,710
Net Asset Value, offering price and redemption price per share ($906,218,710 ÷ 7,318,616 shares)		$ 123.82

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Energy Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends		$ 15,511,546
Interest		3,698
Income from Fidelity Central Funds (including $184,996 from security lending)		204,534
Total income		15,719,778

Expenses
Custodian fees and expenses	$ 25,991
Independent directors' compensation	5,622
Interest	475
Total expenses before reductions	32,088
Expense reductions	(5,622)	26,466
Net investment income (loss)		15,693,312
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(45,675,276)
Foreign currency transactions	(29,900)
Total net realized gain (loss)		(45,705,176)
Change in net unrealized appreciation (depreciation) on: Investment securities	208,446,424
Assets and liabilities in foreign currencies	705
Total change in net unrealized appreciation (depreciation)		208,447,129
Net gain (loss)		162,741,953
Net increase (decrease) in net assets resulting from operations		$ 178,435,265

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 15,693,312	$ 11,932,319
Net realized gain (loss)	(45,705,176)	89,106,542
Change in net unrealized appreciation (depreciation)	208,447,129	(92,806,799)
Net increase (decrease) in net assets resulting from operations	178,435,265	8,232,062
Distributions to partners from net investment income	(14,729,122)	(11,831,368)
Affiliated share transactions Proceeds from sales of shares	212,936,832	150,926,810
Reinvestment of distributions	14,728,846	11,831,110
Cost of shares redeemed	(147,214,489)	(112,758,899)
Net increase (decrease) in net assets resulting from share transactions	80,451,189	49,999,021
Total increase (decrease) in net assets	244,157,332	46,399,715

Net Assets
Beginning of period	662,061,378	615,661,663
End of period	$ 906,218,710	$ 662,061,378
Other Affiliated Information Shares
Sold	1,829,274	1,167,120
Issued in reinvestment of distributions	124,955	93,668
Redeemed	(1,218,655)	(874,855)
Net increase (decrease)	735,574	385,933

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 100.57	$ 99.35	$ 99.12	$ 110.48	$ 140.47
Income from Investment Operations
Net investment income (loss) B	2.15	1.93	1.25	.92	1.18
Net realized and unrealized gain (loss)	23.15	1.20	.17	(11.37)	(29.99)
Total from investment operations	25.30	3.13	1.42	(10.45)	(28.81)
Distributions to partners from net investment income	(2.05)	(1.91)	(1.19)	(.91)	(1.18)
Net asset value, end of period	$ 123.82	$ 100.57	$ 99.35	$ 99.12	$ 110.48
Total Return A	25.27%	2.76%	1.49%	(9.19)%	(20.73)%
Ratios to Average Net Assets C, F
Expenses before reductions	-% E	-% E	-% E	.01%	.01%
Expenses net of fee waivers, if any	-% E	-% E	-% E	.01%	.01%
Expenses net of all reductions	-% E	-% E	-% E	.01%	.01%
Net investment income (loss)	1.81%	1.52%	1.26%	1.18%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 906,219	$ 662,061	$ 615,662	$ 575,938	$ 568,630
Portfolio turnover rate D	98%	102%	106% G	156%	108%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Financials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Past 5 years	Life of fund A
Fidelity Financials Central Fund	33.71%	-10.32%	-6.47%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Financials Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame bouts of volatility en route to posting strong gains for the 12 months ending September 30, 2012, extending a general uptrend that began in March 2009. The broad-based S&P 500® Index advanced 30.20% for the period, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 26.52% and 30.53%, respectively. Uncertainty prevailed early on, as Greece neared insolvency and fear of debt contagion in Europe led the S&P 500® in early October to its lowest level in more than a year. However, markets reversed course that same month, and the S&P 500® produced its largest monthly gain in two decades - a rally that stalled in the final two months of 2011, but picked up apace in the first quarter of 2012. Despite a turbulent spring, stocks pushed ahead for much of the remainder of the period, fueled by solid corporate earnings, brighter housing and employment data, and hope for a solution in the eurozone. Of the 10 sectors within the S&P 500®, consumer discretionary (+37%) and telecommunication services (+35%) performed best, while utilities (+13%) and consumer staples (+24%) produced the smallest, albeit still solid, gains. Small- and mid-cap stocks also fared well, with the Russell 2000® Index adding 31.91% and the Russell Midcap® Index rising 28.03%.

Comments from Benjamin Hesse, Portfolio Manager of Fidelity® Financials Central Fund: For the year, the fund returned 33.71%, trailing the 34.64% gain of its sector benchmark, the MSCI® U.S. IM Financials 25/50 Index, but beating the S&P 500. Security selection in diversified capital markets, the out-of-benchmark data processing/outsourced services group, diversified banks and investment banking/brokerage hampered performance versus the MSCI index, as did a small cash position. Conversely, industry allocations, particularly an overweighting in diversified capital markets, helped, as did stock picks in regional banks and specialized finance. Individual disappointments included online broker E*TRADE Financial, whose shares declined amid news the company was not for sale. The stock of commodities/derivatives broker MF Global Holdings plunged after a sizable investment in European government debt went south, forcing the company into bankruptcy last fall. I sold MF Global before period end. Lastly, a non-index position in private-equity firm/asset manager Blackstone Group hurt, as declining asset values pressured the stock at times and it lagged the index. By contrast, the fund benefited from owning Southeast bank Regions Financial, whose shares soared after the release of better-than-expected capital ratios, and overweighting diversified financials leader Citigroup.

The views expressed above reflect those of the portfolio manager only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Financials Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc.	4.2	5.1
Big Yellow Group PLC	4.0	2.8
HCP, Inc.	3.5	0.7
ACE Ltd.	3.3	3.5
American International Group, Inc.	3.2	0.4
VeriFone Systems, Inc.	2.6	0.2
Health Care REIT, Inc.	2.5	0.2
The Travelers Companies, Inc.	2.5	0.0
Ventas, Inc.	2.5	0.4
The NASDAQ Stock Market, Inc.	1.9	0.0
	30.2
Top Industries (% of fund's net assets)
As of September 30, 2012
Real Estate Investment Trusts 32.0%
Insurance 14.8%
Commercial Banks 13.2%
Capital Markets 11.4%
Diversified Financial Services 10.5%
All Others* 18.1%

As of March 31, 2012
Capital Markets 19.0%
Real Estate Investment Trusts 16.9%
Commercial Banks 16.4%
Diversified Financial Services 15.0%
Insurance 11.9%
All Others* 20.8%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Financials Central Fund

Investments September 30, 2012

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
CAPITAL MARKETS - 11.4%
Asset Management & Custody Banks - 8.1%
A.F.P. Provida SA sponsored ADR	81,276	$ 7,435,128
Affiliated Managers Group, Inc. (a)	1,099	135,177
Ameriprise Financial, Inc.	2,500	141,725
Apollo Global Management LLC Class A	1,425,244	20,894,077
Ares Capital Corp.	990,300	16,973,742
Bank of New York Mellon Corp.	61,153	1,383,281
BlackRock, Inc. Class A	774	138,004
Cetip SA - Mercados Organizado	535,583	7,027,504
Fortress Investment Group LLC	678,600	2,999,412
Franklin Resources, Inc.	31,965	3,997,863
Invesco Ltd.	5,651	141,218
Janus Capital Group, Inc.	2,506,300	23,659,472
Julius Baer Group Ltd.	2,640	92,070
Legg Mason, Inc.	7,538	186,038
Northern Trust Corp.	2,955	137,156
State Street Corp.	83,174	3,489,981
The Blackstone Group LP	1,742,539	24,883,457
		113,715,305
Diversified Capital Markets - 0.6%
Credit Suisse Group sponsored ADR	5,150	108,923
HFF, Inc. (a)	137,500	2,048,750
UBS AG (NY Shares)	482,800	5,880,504
		8,038,177
Investment Banking & Brokerage - 2.7%
Charles Schwab Corp.	7,700	98,483
E*TRADE Financial Corp. (a)	13,589	119,719
Evercore Partners, Inc. Class A	749,496	20,236,392
GFI Group, Inc.	3,768,997	11,985,410
Goldman Sachs Group, Inc.	1,278	145,283
Greenhill & Co., Inc.	6,300	326,025
Investment Technology Group, Inc. (a)	13,296	115,675
Knight Capital Group, Inc. Class A (a)(d)	500,759	1,342,034
Lazard Ltd. Class A	4,517	132,032
Macquarie Group Ltd.	3,431	101,288
Monex Group, Inc.	352	57,825
Morgan Stanley	209,567	3,508,152
Nomura Holdings, Inc. sponsored ADR (d)	30,400	108,224
		38,276,542
TOTAL CAPITAL MARKETS		160,030,024
Common Stocks - continued
	Shares	Value
COMMERCIAL BANKS - 13.0%
Diversified Banks - 6.1%
Banco ABC Brasil SA	105,600	$ 630,292
Banco Bradesco SA (PN) sponsored ADR (d)	420,200	6,752,614
Banco de Chile sponsored ADR	1,324	110,422
Banco Macro SA sponsored ADR (a)	12,300	174,414
Banco Pine SA	1,712	12,414
Banco Santander Chile sponsored ADR	1,400	102,536
Banco Santander SA (Spain) sponsored ADR	19,400	144,724
Banco Santander SA (Brasil) ADR	358,050	2,638,829
BanColombia SA sponsored ADR	358,600	21,412,006
Bangkok Bank Public Co. Ltd. (For. Reg.)	250,200	1,633,860
Bank of Baroda	79,654	1,201,058
Bank of Montreal	100	5,910
Bank of the Philippine Islands (BPI)	166,280	318,396
Barclays PLC sponsored ADR (d)	997,799	13,839,472
BBVA Banco Frances SA sponsored ADR (a)	21,200	86,920
BNP Paribas SA	2,900	137,811
China CITIC Bank Corp. Ltd. (H Shares)	275,000	130,512
Comerica, Inc.	121,567	3,774,655
CorpBanca SA sponsored ADR (d)	5,000	90,400
Credicorp Ltd. (NY Shares)	11,272	1,412,156
Credit Agricole SA (a)	2,000	13,801
Development Credit Bank Ltd. (a)	301,865	250,746
Grupo Financiero Banorte SAB de CV Series O	787,700	4,452,623
Grupo Financiero Galicia SA sponsored ADR (a)(d)	16,500	95,535
Guaranty Trust Bank PLC GDR (Reg. S)	47,100	292,020
Hana Financial Group, Inc.	33,950	1,038,007
Hong Leong Bank Bhd	37,800	165,719
HSBC Holdings PLC sponsored ADR	3,300	153,318
ICICI Bank Ltd. sponsored ADR	4,367	175,291
Industrial & Commercial Bank of China Ltd. (H Shares)	50,000	29,533
Intesa Sanpaolo SpA	92,517	140,646
Itau Unibanco Banco Multiplo SA sponsored ADR	5,600	85,568
KB Financial Group, Inc.	34,720	1,228,184
KB Financial Group, Inc. ADR	22,011	776,768
Malayan Banking Bhd	343,965	1,013,946
National Australia Bank Ltd.	2,218	58,646
Nordea Bank AB	11,000	108,764
PT Bank Bukopin Tbk	71,819,000	4,802,933
PT Bank Central Asia Tbk	119,500	98,647
Raiffeisen International Bank-Holding AG (d)	11,700	423,764
Common Stocks - continued
	Shares	Value
COMMERCIAL BANKS - CONTINUED
Diversified Banks - continued
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	9,200	$ 107,180
Standard Chartered PLC (United Kingdom)	6,469	146,246
Sumitomo Mitsui Financial Group, Inc.	18,900	588,890
Swedbank AB (A Shares)	7,500	140,893
The Jammu & Kashmir Bank Ltd.	64,545	1,137,802
The Toronto-Dominion Bank	50,400	4,203,332
U.S. Bancorp	62,800	2,154,040
UniCredit SpA (a)	5,520	22,926
United Overseas Bank Ltd.	445,000	7,125,367
Wells Fargo & Co.	4,061	140,226
Yes Bank Ltd.	20,479	147,874
		85,928,636
Regional Banks - 6.9%
Alerus Financial Corp.	4,700	139,590
BancFirst Corp.	100	4,296
Banco Daycoval SA (PN)	174,400	937,704
Bancorp New Jersey, Inc.	800	8,232
BancTrust Financial Group, Inc. (a)	274,450	826,095
Bank of Hawaii Corp.	3,000	136,860
Bank of the Ozarks, Inc.	100,100	3,450,447
BankUnited, Inc.	5,000	123,050
Bar Harbor Bankshares	100	3,574
BB&T Corp.	8,301	275,261
BBCN Bancorp, Inc. (a)	78	984
Boston Private Financial Holdings, Inc.	19,400	186,046
Bridge Capital Holdings (a)	361,790	5,593,273
BS Financial Group, Inc.	697,680	7,517,630
Canadian Western Bank, Edmonton (d)	79,900	2,434,955
Cascade Bancorp (a)	7,575	39,996
CIT Group, Inc. (a)	35,171	1,385,386
Citizens & Northern Corp.	4,400	86,284
City Holding Co.	3,600	129,024
City National Corp.	2,900	149,379
CNB Financial Corp., Pennsylvania	6,800	119,068
CoBiz, Inc.	1,796,607	12,576,249
Commerce Bancshares, Inc.	6,800	274,244
Cullen/Frost Bankers, Inc.	1,100	63,173
Fifth Third Bancorp	366,654	5,686,804
First Business Finance Services, Inc.	6,200	149,358
First Commonwealth Financial Corp.	239,178	1,686,205
Common Stocks - continued
	Shares	Value
COMMERCIAL BANKS - CONTINUED
Regional Banks - continued
First Community Bancshares, Inc.	100	$ 1,526
First Interstate Bancsystem, Inc. (e)	912,188	13,646,332
First Midwest Bancorp, Inc., Delaware	12,300	154,365
First Niagara Financial Group, Inc.	100	809
First Republic Bank	40,388	1,391,770
FirstMerit Corp.	8,500	125,205
FNB Corp., Pennsylvania	11,973	134,217
Fulton Financial Corp.	100	986
Glacier Bancorp, Inc.	9,850	153,463
Hawthorn Bancshares, Inc.	108	955
Huntington Bancshares, Inc.	1,041,310	7,185,039
KeyCorp	13,200	115,368
Lakeland Bancorp, Inc.	172	1,780
M&T Bank Corp.	200	19,032
NBT Bancorp, Inc.	1,500	33,105
Northrim Bancorp, Inc.	19,554	393,818
Pacific Continental Corp.	278,672	2,488,541
PNC Financial Services Group, Inc.	43,424	2,740,054
PrivateBancorp, Inc.	9,500	151,905
PT Bank Tabungan Negara Tbk	16,581,500	2,495,017
Regions Financial Corp.	23,129	166,760
Sandy Spring Bancorp, Inc.	1,300	25,025
Savannah Bancorp, Inc. (a)	133,760	1,336,262
SCBT Financial Corp.	7,760	312,573
SunTrust Banks, Inc.	5,553	156,983
Susquehanna Bancshares, Inc.	498,555	5,214,885
SVB Financial Group (a)	2,228	134,705
Synovus Financial Corp. (d)	256,791	608,595
TCF Financial Corp.	12,835	153,250
Texas Capital Bancshares, Inc. (a)	25,100	1,247,721
The Fauquier Bank	117	1,487
UMB Financial Corp.	33,200	1,616,176
Umpqua Holdings Corp.	1,000	12,890
Valley National Bancorp	46,717	468,100
Virginia Commerce Bancorp, Inc. (a)	32,200	281,750
Washington Trust Bancorp, Inc.	87,373	2,295,289
Webster Financial Corp.	69,332	1,643,168
Westamerica Bancorp.	500	23,525
Common Stocks - continued
	Shares	Value
COMMERCIAL BANKS - CONTINUED
Regional Banks - continued
Western Alliance Bancorp. (a)	539,330	$ 5,501,166
Zions Bancorporation	716	14,789
		96,431,553
TOTAL COMMERCIAL BANKS		182,360,189
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Diversified Support Services - 0.0%
Intrum Justitia AB	8,400	122,762
CONSTRUCTION MATERIALS - 0.0%
Construction Materials - 0.0%
Headwaters, Inc. (a)	61,400	404,012
CONSUMER FINANCE - 3.0%
Consumer Finance - 3.0%
American Express Co.	2,352	133,735
Capital One Financial Corp.	418,914	23,882,287
DFC Global Corp. (a)	26,600	456,190
Discover Financial Services	19,776	785,700
EZCORP, Inc. (non-vtg.) Class A (a)	212,448	4,871,433
First Cash Financial Services, Inc. (a)	48,336	2,223,939
Green Dot Corp. Class A (a)	5,811	71,069
International Personal Finance PLC	2,197	10,633
Nelnet, Inc. Class A	5,400	128,196
Netspend Holdings, Inc. (a)	12,046	118,412
PT Clipan Finance Indonesia Tbk	2,956,000	123,553
Regional Management Corp.	149,700	2,582,325
SLM Corp.	416,822	6,552,442
		41,939,914
DIVERSIFIED CONSUMER SERVICES - 0.1%
Specialized Consumer Services - 0.1%
Sotheby's Class A (Ltd. vtg.)	22,748	716,562
DIVERSIFIED FINANCIAL SERVICES - 10.5%
Other Diversified Financial Services - 4.9%
Bank of America Corp.	391,096	3,453,378
Citigroup, Inc.	1,787,730	58,494,525
JPMorgan Chase & Co.	172,100	6,966,608
		68,914,511
Common Stocks - continued
	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - CONTINUED
Specialized Finance - 5.6%
BM&F Bovespa SA	20,300	$ 122,666
CBOE Holdings, Inc.	754,727	22,204,068
CME Group, Inc.	124,222	7,117,921
IntercontinentalExchange, Inc. (a)	1,025	136,745
MarketAxess Holdings, Inc.	11,600	366,560
Moody's Corp.	67,183	2,967,473
NewStar Financial, Inc. (a)	100	1,199
NYSE Euronext	4,300	105,995
PHH Corp. (a)(d)	965,131	19,640,416
The NASDAQ Stock Market, Inc.	1,108,939	25,832,734
		78,495,777
TOTAL DIVERSIFIED FINANCIAL SERVICES		147,410,288
ENERGY EQUIPMENT & SERVICES - 0.0%
Oil & Gas Equipment & Services - 0.0%
SBM Offshore NV (a)	11,200	159,613
HOTELS, RESTAURANTS & LEISURE - 0.0%
Casinos & Gaming - 0.0%
Las Vegas Sands Corp.	3,536	163,964
MGM Mirage, Inc. (a)	10,041	107,941
Wynn Resorts Ltd.	1,329	153,420
		425,325
Hotels, Resorts & Cruise Lines - 0.0%
Starwood Hotels & Resorts Worldwide, Inc.	2,551	147,856
TOTAL HOTELS, RESTAURANTS & LEISURE		573,181
HOUSEHOLD DURABLES - 0.0%
Homebuilding - 0.0%
M.D.C. Holdings, Inc.	4,800	184,848
PulteGroup, Inc. (a)	16,100	249,550
		434,398
INDUSTRIAL CONGLOMERATES - 0.0%
Industrial Conglomerates - 0.0%
General Electric Co.	300	6,813
Keppel Corp. Ltd.	13,000	120,763
		127,576
Common Stocks - continued
	Shares	Value
INSURANCE - 14.8%
Insurance Brokers - 0.5%
Aon PLC	2,900	$ 151,641
Brasil Insurance Participacoes e Administracao SA	177,300	1,666,082
Marsh & McLennan Companies, Inc.	98,400	3,338,712
National Financial Partners Corp. (a)	91,300	1,542,970
		6,699,405
Life & Health Insurance - 1.5%
AFLAC, Inc.	3,145	150,583
AIA Group Ltd.	778,800	2,902,653
Citizens, Inc. Class A (a)	17,300	181,477
CNO Financial Group, Inc.	18,400	177,560
Delta Lloyd NV	8,832	134,663
FBL Financial Group, Inc. Class A	2,600	86,320
Lincoln National Corp.	5,700	137,883
MetLife, Inc.	229,034	7,892,512
Phoenix Companies, Inc. (a)	2,335	71,614
Ping An Insurance Group Co. China Ltd. (H Shares)	33,000	249,392
Prudential Financial, Inc.	124,575	6,790,583
Resolution Ltd.	24,800	86,942
StanCorp Financial Group, Inc.	39,939	1,247,694
Symetra Financial Corp.	8,700	107,010
Torchmark Corp.	2,700	138,645
Unum Group	5,900	113,398
		20,468,929
Multi-Line Insurance - 3.8%
American International Group, Inc. (a)	1,352,585	44,351,262
Assurant, Inc.	120,702	4,502,185
Fairfax Financial Holdings Ltd. (sub. vtg.)	2,100	811,141
Genworth Financial, Inc. Class A (a)	24,364	127,424
Hartford Financial Services Group, Inc.	56,000	1,088,640
Loews Corp.	30,000	1,237,800
Porto Seguro SA	126,400	1,271,326
		53,389,778
Property & Casualty Insurance - 7.2%
ACE Ltd.	603,785	45,646,146
Allied World Assurance Co. Holdings Ltd.	19,900	1,537,275
Allstate Corp.	3,625	143,586
Arch Capital Group Ltd. (a)	125,107	5,214,460
Assured Guaranty Ltd.	8,100	110,322
Axis Capital Holdings Ltd.	84,200	2,940,264
Berkshire Hathaway, Inc. Class B (a)	1,528	134,770
Common Stocks - continued
	Shares	Value
INSURANCE - CONTINUED
Property & Casualty Insurance - continued
Erie Indemnity Co. Class A	4,788	$ 307,725
Fidelity National Financial, Inc. Class A	7,954	170,136
First American Financial Corp.	72,383	1,568,540
RLI Corp.	200	13,332
The Travelers Companies, Inc.	512,829	35,005,708
W.R. Berkley Corp.	39,400	1,477,106
XL Group PLC Class A	301,104	7,235,529
		101,504,899
Reinsurance - 1.8%
Everest Re Group Ltd.	65,700	7,027,272
Montpelier Re Holdings Ltd.	6,100	134,993
Platinum Underwriters Holdings Ltd.	83,096	3,396,134
RenaissanceRe Holdings Ltd.	103,200	7,950,528
Swiss Re Ltd.	2,173	139,668
Validus Holdings Ltd.	187,426	6,355,616
		25,004,211
TOTAL INSURANCE		207,067,222
INTERNET SOFTWARE & SERVICES - 0.0%
Internet Software & Services - 0.0%
eBay, Inc. (a)	3,918	189,670
IT SERVICES - 8.0%
Data Processing & Outsourced Services - 8.0%
Alliance Data Systems Corp. (a)	1,100	156,145
Cielo SA	4,680	116,789
Fidelity National Information Services, Inc.	5,691	177,673
Fiserv, Inc. (a)	3,087	228,531
Global Cash Access Holdings, Inc. (a)	145,800	1,173,690
Jack Henry & Associates, Inc.	343,510	13,019,029
Lender Processing Services, Inc.	600	16,734
MoneyGram International, Inc. (a)	6,000	89,640
The Western Union Co.	989,274	18,024,572
Total System Services, Inc.	878,918	20,830,357
Vantiv, Inc.	968,900	20,879,795
VeriFone Systems, Inc. (a)	1,301,766	36,254,183
Visa, Inc. Class A	1,340	179,935
		111,147,073
Common Stocks - continued
	Shares	Value
IT SERVICES - CONTINUED
IT Consulting & Other Services - 0.0%
Accenture PLC Class A	1,900	$ 133,057
Cognizant Technology Solutions Corp. Class A (a)	2,023	141,448
		274,505
TOTAL IT SERVICES		111,421,578
MACHINERY - 0.1%
Industrial Machinery - 0.1%
Middleby Corp. (a)	7,002	809,711
MEDIA - 0.0%
Publishing - 0.0%
McGraw-Hill Companies, Inc.	2,900	158,311
PROFESSIONAL SERVICES - 0.0%
Research & Consulting Services - 0.0%
Dun & Bradstreet Corp.	200	15,924
Equifax, Inc.	3,150	146,727
IHS, Inc. Class A (a)	1,398	136,095
		298,746
REAL ESTATE INVESTMENT TRUSTS - 32.0%
Diversified REITs - 0.4%
American Assets Trust, Inc.	59,200	1,585,968
Duke Realty LP	235,500	3,461,850
Vornado Realty Trust	1,400	113,470
		5,161,288
Industrial REITs - 0.9%
DCT Industrial Trust, Inc.	468,700	3,032,489
First Potomac Realty Trust	9,000	115,920
Prologis, Inc.	272,044	9,529,701
Stag Industrial, Inc.	9,800	159,348
		12,837,458
Mortgage REITs - 1.8%
American Capital Agency Corp.	325,104	11,245,347
American Capital Mortgage Investment Corp.	15,500	389,515
Invesco Mortgage Capital, Inc.	480,100	9,664,413
Pennymac Mortgage Investment Trust	5,900	137,883
Two Harbors Investment Corp.	350,000	4,112,500
		25,549,658
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
Office REITs - 5.0%
Boston Properties, Inc.	189,197	$ 20,927,080
Corporate Office Properties Trust (SBI)	62,100	1,488,537
Douglas Emmett, Inc.	875,961	20,208,420
Highwoods Properties, Inc. (SBI)	169,542	5,530,460
Kilroy Realty Corp.	44,200	1,979,276
Lexington Corporate Properties Trust (d)	1,892,688	18,283,366
MPG Office Trust, Inc. (a)(d)	45,800	153,430
SL Green Realty Corp.	23,200	1,857,624
		70,428,193
Residential REITs - 7.6%
American Campus Communities, Inc.	88,800	3,896,544
Apartment Investment & Management Co. Class A	669,949	17,411,975
AvalonBay Communities, Inc.	98,200	13,354,218
BRE Properties, Inc.	4,100	192,249
Camden Property Trust (SBI)	169,950	10,960,076
Campus Crest Communities, Inc.	10,000	108,000
Colonial Properties Trust (SBI)	446,100	9,390,405
Equity Lifestyle Properties, Inc.	167,393	11,402,811
Equity Residential (SBI)	276,662	15,916,365
Essex Property Trust, Inc.	44,796	6,640,559
Home Properties, Inc.	87,600	5,367,252
Post Properties, Inc.	174,100	8,349,836
UDR, Inc.	150,268	3,729,652
		106,719,942
Retail REITs - 1.6%
Federal Realty Investment Trust (SBI)	57,757	6,081,812
Glimcher Realty Trust	3,600	38,052
Kimco Realty Corp.	5,800	117,566
Realty Income Corp. (d)	120,357	4,921,398
Simon Property Group, Inc.	67,701	10,277,689
Urstadt Biddle Properties, Inc. Class A	11,700	236,691
		21,673,208
Specialized REITs - 14.7%
American Tower Corp.	2,200	157,058
Big Yellow Group PLC (e)	10,933,960	55,440,338
CubeSmart	10,300	132,561
DiamondRock Hospitality Co.	145,300	1,399,239
HCP, Inc.	1,104,251	49,117,084
Health Care REIT, Inc.	608,140	35,120,085
Host Hotels & Resorts, Inc.	20,900	335,445
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
Specialized REITs - continued
National Health Investors, Inc.	75,234	$ 3,870,037
Plum Creek Timber Co., Inc.	7,200	315,648
Potlatch Corp.	18,400	687,608
Rayonier, Inc.	180,400	8,841,404
Sovran Self Storage, Inc.	5,040	291,564
Strategic Hotel & Resorts, Inc. (a)	1,928,381	11,589,570
Sunstone Hotel Investors, Inc. (a)	214,800	2,362,800
Ventas, Inc.	553,671	34,466,020
Weyerhaeuser Co.	53,802	1,406,384
		205,532,845
TOTAL REAL ESTATE INVESTMENT TRUSTS		447,902,592
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.9%
Diversified Real Estate Activities - 0.7%
Tejon Ranch Co. (a)	78,800	2,367,152
The St. Joe Co. (a)(d)	352,049	6,864,956
		9,232,108
Real Estate Development - 0.0%
Bukit Sembawang Estates Ltd.	66,000	283,963
Real Estate Operating Companies - 0.1%
BR Malls Participacoes SA	6,000	83,315
Castellum AB	8,316	112,483
Forest City Enterprises, Inc. Class A (a)	98,800	1,565,980
Thomas Properties Group, Inc.	19,600	114,072
		1,875,850
Real Estate Services - 0.1%
CBRE Group, Inc. (a)	6,820	125,556
Jones Lang LaSalle, Inc.	1,696	129,490
Kennedy-Wilson Holdings, Inc.	20,400	284,988
		540,034
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		11,931,955
SOFTWARE - 0.0%
Application Software - 0.0%
EPIQ Systems, Inc.	300	4,026
Fair Isaac Corp.	800	35,408
		39,434
Common Stocks - continued
	Shares	Value
SPECIALTY RETAIL - 1.4%
Computer & Electronics Retail - 1.4%
Rent-A-Center, Inc.	571,162	$ 20,036,363
Home Improvement Retail - 0.0%
Home Depot, Inc.	3,786	228,561
TOTAL SPECIALTY RETAIL		20,264,924
THRIFTS & MORTGAGE FINANCE - 0.1%
Thrifts & Mortgage Finance - 0.1%
Brookline Bancorp, Inc., Delaware	6,700	59,094
Cape Bancorp, Inc. (a)	11,000	102,960
Cheviot Financial Corp.	75,703	681,327
Eagle Bancorp Montana, Inc.	4,200	45,024
Fannie Mae (a)	85	24
Flushing Financial Corp.	100	1,580
Hudson City Bancorp, Inc.	7,300	58,108
Meridian Interstate Bancorp, Inc. (a)	634	10,461
New York Community Bancorp, Inc.	100	1,416
Ocwen Financial Corp. (a)	100	2,741
People's United Financial, Inc.	9,062	110,013
ViewPoint Financial Group	100	1,917
Washington Mutual, Inc. (a)	276,828	3
WMI Holdings Corp. (a)	9,484	4,837
		1,079,505
TOTAL COMMON STOCKS (Cost $1,266,760,640)		1,335,442,167
Nonconvertible Preferred Stocks - 0.2%

COMMERCIAL BANKS - 0.2%
Diversified Banks - 0.2%
Texas Capital Bancshares, Inc. 6.50% (a) (Cost $2,132,500)	85,300	2,187,945
Money Market Funds - 5.8%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	50,661,891	$ 50,661,891
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	30,838,540	30,838,540
TOTAL MONEY MARKET FUNDS (Cost $81,500,431)		81,500,431
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $1,350,393,571)		1,419,130,543
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(18,431,428)
NET ASSETS - 100%		$ 1,400,699,115
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 96,516
Fidelity Securities Lending Cash Central Fund	222,203
Total	$ 318,719
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Big Yellow Group PLC	$ -	$ 50,152,782	$ -	$ 666,116	$ 55,440,338
First Interstate Bancsystem, Inc.	5,766,500	5,333,675	349,181	296,379	13,646,332
Total	$ 5,766,500	$ 55,486,457	$ 349,181	$ 962,495	$ 69,086,670
Other Information

The following is a summary of the inputs used, as of September 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,335,442,167	$ 1,333,625,090	$ 1,817,074	$ 3
Nonconvertible Preferred Stocks	2,187,945	-	2,187,945	-
Money Market Funds	81,500,431	81,500,431	-	-
Total Investments in Securities:	$ 1,419,130,543	$ 1,415,125,521	$ 4,005,019	$ 3
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	81.1%
United Kingdom	5.0%
Switzerland	3.8%
Bermuda	2.5%
Brazil	1.6%
Colombia	1.5%
Others (Individually Less Than 1%)	4.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Financials Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value (including securities loaned of $29,877,661) - See accompanying schedule: Unaffiliated issuers (cost $1,206,213,673)	$ 1,268,543,442
Fidelity Central Funds (cost $81,500,431)	81,500,431
Other affiliated issuers (cost $62,679,467)	69,086,670
Total Investments (cost $1,350,393,571)		$ 1,419,130,543
Foreign currency held at value (cost $2,157)		2,216
Receivable for investments sold		28,814,730
Receivable for fund shares sold		191,684
Dividends receivable		3,473,661
Distributions receivable from Fidelity Central Funds		20,323
Other receivables		3,119
Total assets		1,451,636,276

Liabilities
Payable for investments purchased	$ 19,651,690
Payable for fund shares redeemed	418,169
Other payables and accrued expenses	28,762
Collateral on securities loaned, at value	30,838,540
Total liabilities		50,937,161

Net Assets		$ 1,400,699,115
Net Assets consist of:
Paid in capital		$ 1,331,934,381
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		68,764,734
Net Assets, for 24,002,161 shares outstanding		$ 1,400,699,115
Net Asset Value, offering price and redemption price per share ($1,400,699,115 ÷ 24,002,161 shares)		$ 58.36

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Financials Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends (including $962,495 earned from other affiliated issuers)		$ 24,703,661
Interest		1,088
Income from Fidelity Central Funds (including $222,203 from security lending)		318,719
Total income		25,023,468

Expenses
Custodian fees and expenses	$ 73,437
Independent directors' compensation	8,175
Interest	248
Total expenses before reductions	81,860
Expense reductions	(8,237)	73,623
Net investment income (loss)		24,949,845
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	67,356,741
Other affiliated issuers	(36,607)
Foreign currency transactions	(328,007)
Total net realized gain (loss)		66,992,127
Change in net unrealized appreciation (depreciation) on: Investment securities	244,789,528
Assets and liabilities in foreign currencies	35,538
Total change in net unrealized appreciation (depreciation)		244,825,066
Net gain (loss)		311,817,193
Net increase (decrease) in net assets resulting from operations		$ 336,767,038

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,949,845	$ 14,173,457
Net realized gain (loss)	66,992,127	(121,018,435)
Change in net unrealized appreciation (depreciation)	244,825,066	(122,809,749)
Net increase (decrease) in net assets resulting from operations	336,767,038	(229,654,727)
Distributions to partners from net investment income	(21,191,650)	(11,331,190)
Affiliated share transactions Proceeds from sales of shares	317,561,587	228,262,066
Reinvestment of distributions	21,191,422	11,331,046
Cost of shares redeemed	(169,644,408)	(129,021,076)
Net increase (decrease) in net assets resulting from share transactions	169,108,601	110,572,036
Total increase (decrease) in net assets	484,683,989	(130,413,881)

Net Assets
Beginning of period	916,015,126	1,046,429,007
End of period	$ 1,400,699,115	$ 916,015,126
Other Affiliated Information Shares
Sold	6,183,274	3,957,216
Issued in reinvestment of distributions	384,962	210,709
Redeemed	(3,211,771)	(2,303,592)
Net increase (decrease)	3,356,465	1,864,333

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 44.37	$ 55.72	$ 58.19	$ 65.86	$ 110.86
Income from Investment Operations
Net investment income (loss) B	1.07	.72	.56	1.34	2.54
Net realized and unrealized gain (loss)	13.82	(11.50)	(2.49)	(7.75)	(44.85)
Total from investment operations	14.89	(10.78)	(1.93)	(6.41)	(42.31)
Distributions to partners from net investment income	(.90)	(.57)	(.54)	(1.26)	(2.69)
Net asset value, end of period	$ 58.36	$ 44.37	$ 55.72	$ 58.19	$ 65.86
Total ReturnA	33.71%	(19.52)%	(3.34)%	(9.08)%	(38.65)%
Ratios to Average Net AssetsC, F
Expenses before reductions	.01%	.01%	.01%	.01%	-% E
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	-% E
Expenses net of all reductions	.01%	.01%	.01%	.01%	-% E
Net investment income (loss)	1.97%	1.26%	.96%	2.91%	2.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,400,699	$ 916,015	$ 1,046,429	$ 772,043	$ 829,107
Portfolio turnover rate D	383%	325%	271% G	308%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Health Care Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Past 5 years	Life of fund A
Fidelity Health Care Central Fund	34.34%	7.53%	9.43%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Health Care Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame bouts of volatility en route to posting strong gains for the 12 months ending September 30, 2012, extending a general uptrend that began in March 2009. The broad-based S&P 500® Index advanced 30.20% for the period, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 26.52% and 30.53%, respectively. Uncertainty prevailed early on, as Greece neared insolvency and fear of debt contagion in Europe led the S&P 500® in early October to its lowest level in more than a year. However, markets reversed course that same month, and the S&P 500® produced its largest monthly gain in two decades - a rally that stalled in the final two months of 2011, but picked up apace in the first quarter of 2012. Despite a turbulent spring, stocks pushed ahead for much of the remainder of the period, fueled by solid corporate earnings, brighter housing and employment data, and hope for a solution in the eurozone. Of the 10 sectors within the S&P 500®, consumer discretionary (+37%) and telecommunication services (+35%) performed best, while utilities (+13%) and consumer staples (+24%) produced the smallest, albeit still solid, gains. Small- and mid-cap stocks also fared well, with the Russell 2000® Index adding 31.91% and the Russell Midcap® Index rising 28.03%.

Comments from Edward Yoon, Portfolio Manager of Fidelity® Health Care Central Fund: For the year, the fund gained 34.34%, outpacing the MSCI® U.S. IM Health Care 25/50 Index, which rose 31.51%, and the broad-based S&P 500. Exceptionally strong positioning in biotechnology drove the fund's outperformance, largely due to an overweighting here, the best-performing area in the MSCI index. Picks in health care facilities along with positioning in health care distributors and pharmaceuticals also helped, while a beneficial overweighting in health care services was offset by weak choices here. Conversely, positioning in managed health care and health care equipment hurt. Despite notably reducing our position by period end, our cash stake detracted overall. At the stock level, the fund was helped by a non-index investment in hepatitis C drugmaker Inhibitex, whose shares surged in January on a takeover bid by Bristol-Myers Squibb, another top holding for the fund. The deal was completed in February and the fund didn't own Bristol-Myers at period end. Overweighting medicine maker Amgen helped, as did underweighting several large-cap pharma firms, especially top relative contributor Johnson & Johnson. But, it didn't help to underweight Pfizer, a pharma name that outperformed. Shares in managed care firm Health Net struggled amid uncertainty about policy coming out of Washington, D.C., and an overweighting in the stock detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Health Care Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	8.0	7.0
Merck & Co., Inc.	7.8	3.7
Pfizer, Inc.	6.9	0.4
Gilead Sciences, Inc.	4.9	4.2
Eli Lilly & Co.	4.3	1.2
UnitedHealth Group, Inc.	4.2	6.1
Catamaran Corp.	3.2	1.4
Watson Pharmaceuticals, Inc.	2.8	1.1
Johnson & Johnson	2.8	0.0
Boston Scientific Corp.	2.0	2.2
	46.9
Top Industries (% of fund's net assets)
As of September 30, 2012
Pharmaceuticals 33.6%
Biotechnology 28.3%
Health Care Providers & Services 20.1%
Health Care Equipment & Supplies 8.3%
Health Care Technology 3.1%
All Others* 6.6%

As of March 31, 2012
Health Care Providers & Services 32.0%
Biotechnology 26.9%
Pharmaceuticals 19.0%
Health Care Equipment & Supplies 12.3%
Food & Staples Retailing 2.6%
All Others* 7.2%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Health Care Central Fund

Investments September 30, 2012

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
BIOTECHNOLOGY - 28.3%
Biotechnology - 28.3%
Achillion Pharmaceuticals, Inc. (a)	443,400	$ 4,615,794
Acorda Therapeutics, Inc. (a)	82,419	2,110,751
Alexion Pharmaceuticals, Inc. (a)	22,951	2,625,594
AMAG Pharmaceuticals, Inc. (a)	69,600	1,234,704
Amgen, Inc.	989,293	83,417,183
ARIAD Pharmaceuticals, Inc. (a)	187,400	4,539,765
AVEO Pharmaceuticals, Inc. (a)(d)	184,501	1,920,655
Biogen Idec, Inc. (a)	115,255	17,199,504
BioMarin Pharmaceutical, Inc. (a)	445,469	17,939,037
Biovitrum AB (a)	690,500	3,868,347
Discovery Laboratories, Inc. (a)(d)	800,000	2,624,000
Dynavax Technologies Corp. (a)(d)	1,700,000	8,092,000
Genomic Health, Inc. (a)	82,800	2,872,332
Gilead Sciences, Inc. (a)	771,195	51,153,364
Grifols SA ADR	451,800	10,314,594
Infinity Pharmaceuticals, Inc. (a)(d)	183,600	4,323,780
Lexicon Pharmaceuticals, Inc. (a)	842,500	1,954,600
Medivation, Inc. (a)	227,722	12,834,412
Merrimack Pharmaceuticals, Inc. (d)	176,983	1,660,101
Momenta Pharmaceuticals, Inc. (a)	169,900	2,475,443
Neurocrine Biosciences, Inc. (a)	415,461	3,315,379
NPS Pharmaceuticals, Inc. (a)	344,900	3,190,325
Onyx Pharmaceuticals, Inc. (a)	53,600	4,529,200
Rigel Pharmaceuticals, Inc. (a)	150,000	1,537,500
Seattle Genetics, Inc. (a)(d)	167,957	4,526,441
Spectrum Pharmaceuticals, Inc. (a)(d)	229,300	2,682,810
Synageva BioPharma Corp. (a)	159,908	8,543,884
Targacept, Inc. (a)	451,000	2,205,390
Theravance, Inc. (a)(d)	232,600	6,026,666
Thrombogenics NV (a)	84,600	3,389,741
United Therapeutics Corp. (a)	102,144	5,707,807
Vertex Pharmaceuticals, Inc. (a)	169,205	9,467,020
Vical, Inc. (a)	401,417	1,734,121
ZIOPHARM Oncology, Inc. (a)	219,200	1,194,640
		295,826,884
DIVERSIFIED CONSUMER SERVICES - 0.4%
Specialized Consumer Services - 0.4%
Carriage Services, Inc.	438,500	4,240,295
Common Stocks - continued
	Shares	Value
FOOD & STAPLES RETAILING - 0.8%
Drug Retail - 0.8%
CVS Caremark Corp.	167,500	$ 8,110,350
HEALTH CARE EQUIPMENT & SUPPLIES - 8.3%
Health Care Equipment - 7.1%
Boston Scientific Corp. (a)	3,576,453	20,528,840
C.R. Bard, Inc.	76,200	7,974,330
Conceptus, Inc. (a)	160,099	3,251,611
CONMED Corp.	110,000	3,135,000
Covidien PLC	207,926	12,354,963
Genmark Diagnostics, Inc. (a)	22,700	209,067
HeartWare International, Inc. (a)	87,484	8,266,363
Insulet Corp. (a)	234,200	5,054,036
Opto Circuits India Ltd.	622,453	1,524,663
Volcano Corp. (a)	132,520	3,786,096
Wright Medical Group, Inc. (a)	174,300	3,853,773
Zeltiq Aesthetics, Inc.	450,000	2,538,000
Zimmer Holdings, Inc.	26,500	1,791,930
		74,268,672
Health Care Supplies - 1.2%
Derma Sciences, Inc. (a)	106,208	1,102,439
The Cooper Companies, Inc.	125,638	11,867,765
		12,970,204
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		87,238,876
HEALTH CARE PROVIDERS & SERVICES - 20.1%
Health Care Distributors & Services - 0.5%
Amplifon SpA	524,375	2,230,437
McKesson Corp.	34,401	2,959,518
		5,189,955
Health Care Facilities - 1.6%
Brookdale Senior Living, Inc. (a)	291,430	6,767,005
Emeritus Corp. (a)	169,551	3,550,398
Hanger, Inc. (a)	131,977	3,765,304
LCA-Vision, Inc. (a)	397,500	1,605,900
Raffles Medical Group Ltd.	391,000	774,226
		16,462,833
Health Care Services - 9.2%
Accretive Health, Inc. (a)	239,500	2,672,820
BioScrip, Inc. (a)	170,900	1,556,899
Common Stocks - continued
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - CONTINUED
Health Care Services - continued
Catamaran Corp. (a)	340,902	$ 33,410,546
Express Scripts Holding Co. (a)	166,724	10,448,593
Fresenius Medical Care AG & Co. KGaA	120,000	8,802,044
HMS Holdings Corp. (a)	171,400	5,729,902
MEDNAX, Inc. (a)	230,000	17,123,500
Omnicare, Inc.	96,853	3,290,096
Quest Diagnostics, Inc.	214,252	13,590,004
		96,624,404
Managed Health Care - 8.8%
Aetna, Inc.	248,300	9,832,680
Centene Corp. (a)	84,700	3,168,627
CIGNA Corp.	252,400	11,905,708
Health Net, Inc. (a)	125,516	2,825,365
Humana, Inc.	160,778	11,278,577
Qualicorp SA (a)	686,000	6,700,111
UnitedHealth Group, Inc.	782,600	43,363,866
WellPoint, Inc.	53,564	3,107,248
		92,182,182
TOTAL HEALTH CARE PROVIDERS & SERVICES		210,459,374
HEALTH CARE TECHNOLOGY - 2.6%
Health Care Technology - 2.6%
athenahealth, Inc. (a)	83,973	7,706,202
Cerner Corp. (a)	222,100	17,192,761
HealthStream, Inc. (a)	94,775	2,697,297
		27,596,260
IT SERVICES - 1.0%
IT Consulting & Other Services - 1.0%
Maximus, Inc.	167,000	9,973,240
LIFE SCIENCES TOOLS & SERVICES - 0.4%
Life Sciences Tools & Services - 0.4%
Illumina, Inc. (a)(d)	85,779	4,134,548
PERSONAL PRODUCTS - 0.6%
Personal Products - 0.6%
Prestige Brands Holdings, Inc. (a)	360,100	6,107,296
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - 33.6%
Pharmaceuticals - 33.6%
Cadence Pharmaceuticals, Inc. (a)	395,065	$ 1,548,655
Elan Corp. PLC sponsored ADR (a)	817,300	8,761,456
Eli Lilly & Co.	951,702	45,120,192
Endo Pharmaceuticals Holdings, Inc. (a)	307,100	9,741,212
Hi-Tech Pharmacal Co., Inc. (a)	96,689	3,201,373
Johnson & Johnson	416,500	28,701,015
Meda AB (A Shares)	440,900	4,460,146
Merck & Co., Inc.	1,810,429	81,650,348
Optimer Pharmaceuticals, Inc. (a)	329,674	4,654,997
Pacira Pharmaceuticals, Inc. (a)	112,300	1,954,020
Pfizer, Inc.	2,882,988	71,642,252
Shire PLC sponsored ADR	167,500	14,857,250
Teva Pharmaceutical Industries Ltd. sponsored ADR	84,500	3,499,145
UCB SA	87,500	4,811,388
Valeant Pharmaceuticals International, Inc. (Canada) (a)	245,598	13,555,231
ViroPharma, Inc. (a)	613,148	18,529,333
Watson Pharmaceuticals, Inc. (a)	346,860	29,538,598
XenoPort, Inc. (a)	443,100	5,077,926
		351,304,537
PROFESSIONAL SERVICES - 0.6%
Research & Consulting Services - 0.6%
Advisory Board Co. (a)	121,600	5,816,128
SOFTWARE - 0.5%
Application Software - 0.5%
Nuance Communications, Inc. (a)	196,400	4,888,396
TOTAL COMMON STOCKS (Cost $813,861,480)		1,015,696,184
Convertible Preferred Stocks - 0.5%

HEALTH CARE TECHNOLOGY - 0.5%
Health Care Technology - 0.5%
Castlight Health, Inc. Series D (a)(e) (Cost $4,228,610)	700,500	4,903,500
Money Market Funds - 3.6%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	27,173,800	$ 27,173,800
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	10,185,164	10,185,164
TOTAL MONEY MARKET FUNDS (Cost $37,358,964)		37,358,964
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $855,449,054)		1,057,958,648
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(13,696,517)
NET ASSETS - 100%		$ 1,044,262,131
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,903,500 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Castlight Health, Inc. Series D	4/25/12	$ 4,228,610
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 38,461
Fidelity Securities Lending Cash Central Fund	156,088
Total	$ 194,549
Other Information

The following is a summary of the inputs used, as of September 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,015,696,184	$ 1,006,894,140	$ 8,802,044	$ -
Convertible Preferred Stocks	4,903,500	-	-	4,903,500
Money Market Funds	37,358,964	37,358,964	-	-
Total Investments in Securities:	$ 1,057,958,648	$ 1,044,253,104	$ 8,802,044	$ 4,903,500
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	87.4%
Canada	4.5%
Ireland	2.0%
Bailiwick of Jersey	1.4%
Spain	1.0%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Health Care Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value (including securities loaned of $9,988,102) - See accompanying schedule: Unaffiliated issuers (cost $818,090,090)	$ 1,020,599,684
Fidelity Central Funds (cost $37,358,964)	37,358,964
Total Investments (cost $855,449,054)		$ 1,057,958,648
Receivable for investments sold		5,156,133
Receivable for fund shares sold		98,781
Dividends receivable		1,089,506
Distributions receivable from Fidelity Central Funds		16,059
Total assets		1,064,319,127

Liabilities
Payable for investments purchased	$ 6,689,773
Payable for fund shares redeemed	3,164,925
Other payables and accrued expenses	17,134
Collateral on securities loaned, at value	10,185,164
Total liabilities		20,056,996

Net Assets		$ 1,044,262,131
Net Assets consist of:
Paid in capital		$ 841,730,903
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		202,531,228
Net Assets, for 6,381,621 shares outstanding		$ 1,044,262,131
Net Asset Value, offering price and redemption price per share ($1,044,262,131 ÷ 6,381,621 shares)		$ 163.64

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Health Care Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends		$ 10,431,412
Interest		211
Income from Fidelity Central Funds (including $156,088 from security lending)		194,549
Total income		10,626,172

Expenses
Custodian fees and expenses	$ 45,714
Independent directors' compensation	6,039
Total expenses before reductions	51,753
Expense reductions	(6,099)	45,654
Net investment income (loss)		10,580,518
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	84,309,693
Foreign currency transactions	(55,458)
Total net realized gain (loss)		84,254,235
Change in net unrealized appreciation (depreciation) on: Investment securities	177,241,789
Assets and liabilities in foreign currencies	(5,018)
Total change in net unrealized appreciation (depreciation)		177,236,771
Net gain (loss)		261,491,006
Net increase (decrease) in net assets resulting from operations		$ 272,071,524

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,580,518	$ 4,500,164
Net realized gain (loss)	84,254,235	132,163,162
Change in net unrealized appreciation (depreciation)	177,236,771	(68,532,238)
Net increase (decrease) in net assets resulting from operations	272,071,524	68,131,088
Distributions to partners from net investment income	(10,391,580)	(5,348,446)
Affiliated share transactions Proceeds from sales of shares	201,880,267	131,370,376
Reinvestment of distributions	10,391,393	5,348,338
Cost of shares redeemed	(153,530,652)	(176,074,614)
Net increase (decrease) in net assets resulting from share transactions	58,741,008	(39,355,900)
Total increase (decrease) in net assets	320,420,952	23,426,742

Net Assets
Beginning of period	723,841,179	700,414,437
End of period	$ 1,044,262,131	$ 723,841,179
Other Affiliated Information Shares
Sold	1,482,597	970,049
Issued in reinvestment of distributions	70,823	41,715
Redeemed	(1,049,689)	(1,370,316)
Net increase (decrease)	503,731	(358,552)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 123.15	$ 112.31	$ 101.00	$ 99.61	$ 119.65
Income from Investment Operations
Net investment income (loss) B	1.63	.79 F	1.06 G	1.15	1.13
Net realized and unrealized gain (loss)	40.46	10.97	11.10	1.39	(20.05)
Total from investment operations	42.09	11.76	12.16	2.54	(18.92)
Distributions to partners from net investment income	(1.60)	(.92)	(.85)	(1.15)	(1.12)
Net asset value, end of period	$ 163.64	$ 123.15	$ 112.31	$ 101.00	$ 99.61
Total Return A	34.34%	10.44%	12.08%	2.81%	(15.90)%
Ratios to Average Net AssetsC, H
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	-% E	.01%	.01%	.01%	.01%
Expenses net of all reductions	-%E	.01%	.01%	.01%	.01%
Net investment income (loss)	1.13%	.60% F	.98% G	1.36%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,044,262	$ 723,841	$ 700,414	$ 671,594	$ 668,173
Portfolio turnover rate D	120%	138%	104% I	185%	137%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .82%.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Industrials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Past 5 years	Life of fund A
Fidelity Industrials Central Fund	32.29%	4.19%	8.85%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Industrials Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame bouts of volatility en route to posting strong gains for the 12 months ending September 30, 2012, extending a general uptrend that began in March 2009. The broad-based S&P 500® Index advanced 30.20% for the period, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 26.52% and 30.53%, respectively. Uncertainty prevailed early on, as Greece neared insolvency and fear of debt contagion in Europe led the S&P 500® in early October to its lowest level in more than a year. However, markets reversed course that same month, and the S&P 500® produced its largest monthly gain in two decades - a rally that stalled in the final two months of 2011, but picked up apace in the first quarter of 2012. Despite a turbulent spring, stocks pushed ahead for much of the remainder of the period, fueled by solid corporate earnings, brighter housing and employment data, and hope for a solution in the eurozone. Of the 10 sectors within the S&P 500®, consumer discretionary (+37%) and telecommunication services (+35%) performed best, while utilities (+13%) and consumer staples (+24%) produced the smallest, albeit still solid, gains. Small- and mid-cap stocks also fared well, with the Russell 2000® Index adding 31.91% and the Russell Midcap® Index rising 28.03%.

Comments from Tobias Welo, Portfolio Manager of Fidelity® Industrials Central Fund: For the year, the fund gained 32.29%, topping the 30.48% advance of the MSCI® U.S. IM Industrials 25/50 Index and also beating the S&P 500. Versus the MSCI index, the fund was particularly aided by stock picking in industrial machinery and railroads, as well as an underweighting in the lagging air freight/logistics segment. At the stock level, not owning rail carrier and benchmark component Norfolk Southern proved beneficial. The stock fell sharply after the company issued a profit warning in September. Other contributors were overweightings in Flowserve, a maker of flow control systems, and railroad Union Pacific. Conversely, the fund's cash/cash equivalents holdings - which I added to during the period - dampened its gains in a strongly advancing market. At the stock level, the biggest relative detractor was a non-index position in India-based Jain Irrigation Systems, whose shares suffered mainly due to adverse credit and market conditions, in my opinion. That said, I sold the stock by period end. I'll also mention GrafTech International, a maker of graphite electrodes used in steel mini-mills. The stock recorded a sizable loss amid tepid demand for steel that caused the company in February to lower its first-quarter and fiscal 2012 earnings estimates.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Industrials Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	16.3	10.3
United Technologies Corp.	6.0	6.2
3M Co.	3.9	3.6
Danaher Corp.	3.8	3.7
Union Pacific Corp.	3.7	3.2
Honeywell International, Inc.	3.7	3.1
Cummins, Inc.	3.0	3.3
Tyco International Ltd.	2.6	2.5
Illinois Tool Works, Inc.	2.6	2.0
Textron, Inc.	2.4	2.0
	48.0
Top Industries (% of fund's net assets)
As of September 30, 2012
Industrial Conglomerates 27.5%
Machinery 20.9%
Aerospace & Defense 15.5%
Road & Rail 7.2%
Electrical Equipment 6.1%
All Others* 22.8%

As of March 31, 2012
Machinery 23.5%
Industrial Conglomerates 20.8%
Aerospace & Defense 13.0%
Electrical Equipment 10.7%
Road & Rail 5.6%
All Others* 26.4%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Industrials Central Fund

Investments September 30, 2012

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
AEROSPACE & DEFENSE - 15.4%
Aerospace & Defense - 15.4%
Honeywell International, Inc.	539,282	$ 32,222,100
Precision Castparts Corp.	130,944	21,388,393
Teledyne Technologies, Inc. (a)	121,600	7,708,224
Textron, Inc.	818,748	21,426,635
United Technologies Corp.	679,376	53,188,347
		135,933,699
AIR FREIGHT & LOGISTICS - 0.9%
Air Freight & Logistics - 0.9%
United Parcel Service, Inc. Class B	116,883	8,365,316
BUILDING PRODUCTS - 1.4%
Building Products - 1.4%
Owens Corning (a)	363,582	12,165,454
COMMERCIAL SERVICES & SUPPLIES - 3.0%
Diversified Support Services - 0.3%
Aggreko PLC	67,200	2,509,942
Environmental & Facility Services - 1.8%
Clean Harbors, Inc. (a)	27,400	1,338,490
Republic Services, Inc.	443,722	12,206,792
Stericycle, Inc. (a)	24,305	2,200,089
		15,745,371
Office Services & Supplies - 0.3%
Mine Safety Appliances Co.	77,342	2,882,536
Security & Alarm Services - 0.6%
Corrections Corp. of America	150,300	5,027,535
TOTAL COMMERCIAL SERVICES & SUPPLIES		26,165,384
CONSTRUCTION & ENGINEERING - 4.5%
Construction & Engineering - 4.5%
AECOM Technology Corp. (a)	474,594	10,042,409
EMCOR Group, Inc.	296,535	8,463,109
Jacobs Engineering Group, Inc. (a)	297,372	12,022,750
MasTec, Inc. (a)	148,059	2,916,762
Quanta Services, Inc. (a)	273,826	6,763,502
		40,208,532
Common Stocks - continued
	Shares	Value
ELECTRICAL EQUIPMENT - 6.1%
Electrical Components & Equipment - 6.1%
AMETEK, Inc.	436,062	$ 15,458,398
Emerson Electric Co.	300,387	14,499,680
GrafTech International Ltd. (a)	360,806	3,243,646
Hubbell, Inc. Class B	137,091	11,068,727
Regal-Beloit Corp.	132,851	9,363,338
		53,633,789
INDUSTRIAL CONGLOMERATES - 27.5%
Industrial Conglomerates - 27.5%
3M Co.	370,263	34,219,706
Carlisle Companies, Inc.	148,104	7,689,560
Danaher Corp.	617,272	34,042,551
General Electric Co.	6,349,127	144,188,676
Tyco International Ltd.	411,407	23,145,758
		243,286,251
MACHINERY - 20.9%
Construction & Farm Machinery & Heavy Trucks - 7.2%
Cummins, Inc.	286,890	26,454,127
Deere & Co.	215,656	17,789,463
Manitowoc Co., Inc. (d)	725,584	9,679,291
Oshkosh Truck Corp. (a)	184,986	5,074,166
Toro Co.	102,817	4,090,060
Wabtec Corp.	12,400	995,596
		64,082,703
Industrial Machinery - 13.7%
Actuant Corp. Class A	163,086	4,667,521
Dover Corp.	174,949	10,407,716
Flowserve Corp.	63,395	8,098,077
Graco, Inc.	176,242	8,861,448
Illinois Tool Works, Inc.	387,722	23,057,827
Ingersoll-Rand PLC	279,750	12,538,395
Pall Corp.	164,954	10,472,929
Parker Hannifin Corp.	177,820	14,862,196
Timken Co.	203,455	7,560,388
TriMas Corp. (a)	409,249	9,866,993
Valmont Industries, Inc.	79,088	10,400,072
		120,793,562
TOTAL MACHINERY		184,876,265
Common Stocks - continued
	Shares	Value
MARINE - 0.5%
Marine - 0.5%
Kirby Corp. (a)	82,847	$ 4,579,782
PROFESSIONAL SERVICES - 5.6%
Human Resource & Employment Services - 2.2%
Manpower, Inc.	158,995	5,851,016
Towers Watson & Co.	249,739	13,248,654
		19,099,670
Research & Consulting Services - 3.4%
Bureau Veritas SA	79,422	8,156,734
Dun & Bradstreet Corp.	51,879	4,130,606
IHS, Inc. Class A (a)	120,067	11,688,522
Nielsen Holdings B.V. (a)	206,300	6,184,874
		30,160,736
TOTAL PROFESSIONAL SERVICES		49,260,406
ROAD & RAIL - 7.2%
Railroads - 6.0%
CSX Corp.	658,501	13,663,896
Genesee & Wyoming, Inc. Class A (a)	92,877	6,209,756
Union Pacific Corp.	278,722	33,084,301
		52,957,953
Trucking - 1.2%
J.B. Hunt Transport Services, Inc.	174,894	9,101,484
Quality Distribution, Inc. (a)	125,002	1,156,269
		10,257,753
TOTAL ROAD & RAIL		63,215,706
TRADING COMPANIES & DISTRIBUTORS - 2.7%
Trading Companies & Distributors - 2.7%
W.W. Grainger, Inc.	42,226	8,798,632
Watsco, Inc.	105,400	7,988,266
WESCO International, Inc. (a)	127,401	7,287,337
		24,074,235
TOTAL COMMON STOCKS (Cost $716,579,800)		845,764,819
Convertible Preferred Stocks - 0.1%
	Shares	Value
AEROSPACE & DEFENSE - 0.1%
Aerospace & Defense - 0.1%
United Technologies Corp. 7.50% (Cost $890,000)	17,800	$ 998,580
Convertible Bonds - 0.4%
	Principal Amount
BUILDING PRODUCTS - 0.4%
Building Products - 0.4%
Aspen Aerogels, Inc.:
8% 6/1/14 (e)	$ 1,529,582	1,529,582
8% 12/6/14 (e)	1,864,800	1,864,800
8% 12/6/14 (e)	397,700	397,700
TOTAL CONVERTIBLE BONDS (Cost $3,792,082)		3,792,082
Money Market Funds - 4.6%
	Shares
Fidelity Cash Central Fund, 0.17% (b)	38,767,061	38,767,061
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	1,414,000	1,414,000
TOTAL MONEY MARKET FUNDS (Cost $40,181,061)		40,181,061
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $761,442,943)		890,736,542
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(6,669,798)
NET ASSETS - 100%		$ 884,066,744
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,792,082 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/14/11	$ 1,529,582
Aspen Aerogels, Inc. 8% 12/6/14	12/6/11 - 6/12/12	$ 2,262,500
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 34,547
Fidelity Securities Lending Cash Central Fund	47,092
Total	$ 81,639
Other Information

The following is a summary of the inputs used, as of September 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 845,764,819	$ 845,764,819	$ -	$ -
Convertible Preferred Stocks	998,580	998,580	-	-
Convertible Bonds	3,792,082	-	-	3,792,082
Money Market Funds	40,181,061	40,181,061	-	-
Total Investments in Securities:	$ 890,736,542	$ 886,944,460	$ -	$ 3,792,082

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Industrials Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value (including securities loaned of $1,347,340) - See accompanying schedule: Unaffiliated issuers (cost $721,261,882)	$ 850,555,481
Fidelity Central Funds (cost $40,181,061)	40,181,061
Total Investments (cost $761,442,943)		$ 890,736,542
Receivable for investments sold		616,513
Receivable for fund shares sold		85,452
Dividends receivable		1,905,679
Interest receivable		290,618
Distributions receivable from Fidelity Central Funds		5,223
Other receivables		348
Total assets		893,640,375

Liabilities
Payable for investments purchased	$ 7,898,259
Payable for fund shares redeemed	252,042
Other payables and accrued expenses	9,330
Collateral on securities loaned, at value	1,414,000
Total liabilities		9,573,631

Net Assets		$ 884,066,744
Net Assets consist of:
Paid in capital		$ 754,768,019
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		129,298,725
Net Assets, for 5,798,439 shares outstanding		$ 884,066,744
Net Asset Value, offering price and redemption price per share ($884,066,744 ÷ 5,798,439 shares)		$ 152.47

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends		$ 16,140,230
Interest		254,592
Income from Fidelity Central Funds (including $47,092 from security lending)		81,639
Total income		16,476,461

Expenses
Custodian fees and expenses	$ 29,064
Independent directors' compensation	5,460
Total expenses before reductions	34,524
Expense reductions	(5,465)	29,059
Net investment income (loss)		16,447,402
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,552,894)
Foreign currency transactions	(59,239)
Total net realized gain (loss)		(8,612,133)
Change in net unrealized appreciation (depreciation) on: Investment securities	208,824,483
Assets and liabilities in foreign currencies	(3,034)
Total change in net unrealized appreciation (depreciation)		208,821,449
Net gain (loss)		200,209,316
Net increase (decrease) in net assets resulting from operations		$ 216,656,718

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Industrials Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 16,447,402	$ 11,443,465
Net realized gain (loss)	(8,612,133)	91,651,964
Change in net unrealized appreciation (depreciation)	208,821,449	(125,226,220)
Net increase (decrease) in net assets resulting from operations	216,656,718	(22,130,791)
Distributions to partners from net investment income	(15,897,005)	(11,092,341)
Affiliated share transactions Proceeds from sales of shares	172,824,381	105,141,005
Reinvestment of distributions	15,896,635	11,092,050
Cost of shares redeemed	(133,183,202)	(112,200,604)
Net increase (decrease) in net assets resulting from share transactions	55,537,814	4,032,451
Total increase (decrease) in net assets	256,297,527	(29,190,681)

Net Assets
Beginning of period	627,769,217	656,959,898
End of period	$ 884,066,744	$ 627,769,217
Other Affiliated Information Shares
Sold	1,257,202	732,743
Issued in reinvestment of distributions	108,993	78,708
Redeemed	(913,436)	(778,183)
Net increase (decrease)	452,759	33,268

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 117.43	$ 123.67	$ 101.63	$ 105.55	$ 135.17
Income from Investment Operations
Net investment income (loss) B	2.81	2.21	1.67	1.76	1.98
Net realized and unrealized gain (loss)	34.95	(6.31)	21.93	(3.98)	(29.63)
Total from investment operations	37.76	(4.10)	23.60	(2.22)	(27.65)
Distributions to partners from net investment income	(2.72)	(2.14)	(1.56)	(1.70)	(1.97)
Net asset value, end of period	$ 152.47	$ 117.43	$ 123.67	$ 101.63	$ 105.55
Total Return A	32.29%	(3.60)%	23.36%	(1.60)%	(20.68)%
Ratios to Average Net Assets C, F
Expenses before reductions	-% E	.01%	.01%	-% E	.01%
Expenses net of fee waivers, if any	-% E	.01%	.01%	-% E	-% E
Expenses net of all reductions	-% E	.01%	.01%	-% E	-% E
Net investment income (loss)	1.95%	1.56%	1.46%	2.19%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 884,067	$ 627,769	$ 656,960	$ 601,590	$ 624,898
Portfolio turnover rate D	85%	105%	105% G	146%	109%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Information Technology Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Past 5 years	Life of fund A
Fidelity Information Technology Central Fund	27.92%	5.59%	11.63%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Information Technology Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame bouts of volatility en route to posting strong gains for the 12 months ending September 30, 2012, extending a general uptrend that began in March 2009. The broad-based S&P 500® Index advanced 30.20% for the period, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 26.52% and 30.53%, respectively. Uncertainty prevailed early on, as Greece neared insolvency and fear of debt contagion in Europe led the S&P 500® in early October to its lowest level in more than a year. However, markets reversed course that same month, and the S&P 500® produced its largest monthly gain in two decades - a rally that stalled in the final two months of 2011, but picked up apace in the first quarter of 2012. Despite a turbulent spring, stocks pushed ahead for much of the remainder of the period, fueled by solid corporate earnings, brighter housing and employment data, and hope for a solution in the eurozone. Of the 10 sectors within the S&P 500®, consumer discretionary (+37%) and telecommunication services (+35%) performed best, while utilities (+13%) and consumer staples (+24%) produced the smallest, albeit still solid, gains. Small- and mid-cap stocks also fared well, with the Russell 2000® Index adding 31.91% and the Russell Midcap® Index rising 28.03%.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Information Technology Central Fund: For the year, the fund returned 27.92%, trailing the 30.60% gain of the MSCI® U.S. IM Information Technology 25/50 Index and also lagging the S&P 500. Versus the MSCI index, a roughly 6% position, on average, in cash/cash equivalents hurt, as did stock selection in communications equipment, Internet retail and Internet software/services. Underweighting mega-cap stocks and overweighting small- and mid-caps also detracted, although our picks among mega-caps helped offset this negative. A non-index stake in Internet retailer Amazon.com was the largest relative detractor, as the company repeatedly issued earnings guidance below expectations. A sizable overweighting in Universal Display also worked against us. The company, which makes organic light-emitting diode technology and materials, saw its stock weaken amid sluggish demand. Also hampering our results was Polycom, a provider of high-definition videoconferencing software and equipment, whose stock fell sharply following the company's downwardly revised financial guidance in April. Conversely, not owning personal computer chip-maker Intel and underweighting computer/printer maker Hewlett-Packard - two underperforming benchmark constituents - bolstered performance. Smartphone maker Apple aided relative performance and was the fund's dominant absolute contributor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Information Technology Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	21.6	18.1
Google, Inc. Class A	7.9	1.3
Visa, Inc. Class A	3.8	0.8
salesforce.com, Inc.	2.8	2.7
eBay, Inc.	2.6	1.2
QUALCOMM, Inc.	2.4	3.1
IBM Corp.	2.0	2.4
Altera Corp.	1.8	2.3
Cree, Inc.	1.6	1.5
Oracle Corp.	1.6	1.8
	48.1
Top Industries (% of fund's net assets)
As of September 30, 2012
Computers & Peripherals 25.0%
Software 18.7%
Semiconductors & Semiconductor Equipment 14.6%
Internet Software & Services 13.4%
IT Services 7.7%
All Others* 20.6%

As of March 31, 2012
Software 25.2%
Computers & Peripherals 20.5%
Semiconductors & Semiconductor Equipment 16.6%
IT Services 9.5%
Communications Equipment 8.3%
All Others* 19.9%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Information Technology Central Fund

Investments September 30, 2012

Showing Percentage of Net Assets

Common Stocks - 92.1%
	Shares	Value
AEROSPACE & DEFENSE - 0.1%
Aerospace & Defense - 0.1%
DigitalGlobe, Inc. (a)	38,510	$ 785,219
GeoEye, Inc. (a)	5,981	158,078
		943,297
AUTOMOBILES - 0.0%
Automobile Manufacturers - 0.0%
Tesla Motors, Inc. (a)	16,605	486,194
CHEMICALS - 0.4%
Specialty Chemicals - 0.4%
JSR Corp.	415,200	6,810,046
COMMUNICATIONS EQUIPMENT - 5.5%
Communications Equipment - 5.5%
AAC Acoustic Technology Holdings, Inc.	759,000	2,740,761
Acme Packet, Inc. (a)	314,501	5,377,967
ADTRAN, Inc. (d)	40,547	700,652
ADVA AG Optical Networking (a)	69,982	446,774
Aruba Networks, Inc. (a)	198,248	4,457,606
Brocade Communications Systems, Inc. (a)	29,090	172,067
Ciena Corp. (a)(d)	318,905	4,337,108
Cisco Systems, Inc.	481,072	9,183,664
Comba Telecom Systems Holdings Ltd.	141,000	47,279
Compal Communications, Inc. (a)	3,000	3,273
F5 Networks, Inc. (a)	12,939	1,354,713
Finisar Corp. (a)	388,667	5,557,938
Infinera Corp. (a)	213,849	1,171,893
JDS Uniphase Corp. (a)	26,636	329,887
Juniper Networks, Inc. (a)	55,056	942,008
Motorola Solutions, Inc.	96,710	4,888,691
NETGEAR, Inc. (a)	4,224	161,103
Oplink Communications, Inc. (a)	35,000	578,900
Polycom, Inc. (a)	448,557	4,427,258
QUALCOMM, Inc.	623,379	38,954,954
Research In Motion Ltd. (a)(d)	103,900	779,250
Riverbed Technology, Inc. (a)	943	21,944
Sandvine Corp. (a)	1,051,100	1,281,474
Sandvine Corp. (U.K.) (a)	978,400	1,194,263
Sonus Networks, Inc. (a)	3,367	6,330
Common Stocks - continued
	Shares	Value
COMMUNICATIONS EQUIPMENT - CONTINUED
Communications Equipment - continued
Spirent Communications PLC	61,400	$ 152,887
ZTE Corp. (H Shares)	78,040	125,201
		89,395,845
COMPUTERS & PERIPHERALS - 25.0%
Computer Hardware - 22.8%
Acer, Inc. (a)	897,000	880,701
Advantech Co. Ltd.	387,000	1,411,686
Apple, Inc.	527,593	352,041,707
ASUSTeK Computer, Inc.	95,000	1,031,517
Foxconn Technology Co. Ltd.	135,450	526,414
Getac Technology Corp.	967,000	692,292
Hewlett-Packard Co.	45,694	779,540
Lenovo Group Ltd.	6,314,000	5,227,704
Pegatron Corp.	1,247,000	1,621,827
Quanta Computer, Inc.	632,000	1,678,410
Stratasys, Inc. (a)	101,149	5,502,506
Wistron Corp.	641,550	769,869
		372,164,173
Computer Storage & Peripherals - 2.2%
ADLINK Technology, Inc.	3,450	3,764
Catcher Technology Co. Ltd.	30,000	141,138
EMC Corp. (a)	631,580	17,223,187
Fusion-io, Inc. (a)	96,600	2,924,082
Gemalto NV	19,518	1,716,836
NetApp, Inc. (a)	5,033	165,485
SanDisk Corp. (a)	265,209	11,518,027
SIMPLO Technology Co. Ltd.	78,200	467,872
Synaptics, Inc. (a)	6,417	154,136
Wacom Co. Ltd.	345	837,301
		35,151,828
TOTAL COMPUTERS & PERIPHERALS		407,316,001
DIVERSIFIED CONSUMER SERVICES - 0.2%
Education Services - 0.2%
Educomp Solutions Ltd.	20,737	62,964
New Oriental Education & Technology Group, Inc. sponsored ADR	244,300	4,072,481
		4,135,445
Common Stocks - continued
	Shares	Value
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
Dynapack International Technology Corp.	28,000	$ 129,820
ELECTRONIC EQUIPMENT & COMPONENTS - 2.7%
Electronic Components - 1.4%
Aeroflex Holding Corp. (a)	41,927	277,976
Amphenol Corp. Class A	255	15,014
Cheng Uei Precision Industries Co. Ltd.	153,449	367,236
Chimei Innolux Corp. (a)	24,509	8,899
DTS, Inc. (a)	3,014	70,166
FLEXium Interconnect, Inc.	98,605	393,304
InvenSense, Inc.	107,999	1,290,588
Omron Corp.	23,000	442,081
Tong Hsing Electronics Industries Ltd.	1,769,000	5,910,135
TXC Corp.	1,008,000	1,685,556
Universal Display Corp. (a)(d)	274,159	9,425,586
Vishay Intertechnology, Inc. (a)	51,439	505,645
Yageo Corp.	4,212,000	1,279,410
Zhen Ding Technology Holding Ltd.	138,600	435,177
		22,106,773
Electronic Equipment & Instruments - 0.5%
Chroma ATE, Inc.	775,188	1,630,556
Hitachi High-Technologies Corp.	10,200	246,112
Keyence Corp.	3,020	773,962
National Instruments Corp.	5,766	145,130
RealD, Inc. (a)(d)	26,913	240,602
SFA Engineering Corp.	3,120	127,470
SNU Precision Co. Ltd. (a)	16,027	79,295
Test Research, Inc.	16,027	25,489
TPK Holding Co. Ltd.	144,622	1,895,716
TPK Holding Co. Ltd. GDR (Reg. S)	254,672	3,338,267
		8,502,599
Electronic Manufacturing Services - 0.8%
Benchmark Electronics, Inc. (a)	7,000	106,890
Hon Hai Precision Industry Co. Ltd. (Foxconn)	173,800	545,106
Jabil Circuit, Inc.	273,029	5,111,103
Ju Teng International Holdings Ltd.	1,300,000	543,200
KEMET Corp. (a)	2,906	12,786
TE Connectivity Ltd.	16,032	545,248
Trimble Navigation Ltd. (a)	125,335	5,973,466
		12,837,799
Common Stocks - continued
	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - CONTINUED
Technology Distributors - 0.0%
Arrow Electronics, Inc. (a)	2	$ 67
Digital China Holdings Ltd. (H Shares)	300,000	478,202
Redington India Ltd. (a)	124,433	183,910
WPG Holding Co. Ltd.	12,187	16,203
WT Microelectronics Co. Ltd.	37,079	46,455
		724,837
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		44,172,008
HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
Health Care Equipment - 0.2%
Biosensors International Group Ltd. (a)	3,471,000	3,450,636
China Kanghui Holdings sponsored ADR (a)	300	9,105
		3,459,741
HEALTH CARE TECHNOLOGY - 0.2%
Health Care Technology - 0.2%
athenahealth, Inc. (a)	1,100	100,947
So-net M3, Inc.	1,788	3,397,750
		3,498,697
HOUSEHOLD DURABLES - 0.0%
Consumer Electronics - 0.0%
Sharp Corp.	1,000	2,473
Household Appliances - 0.0%
Haier Electronics Group Co. Ltd. (a)	30,000	34,782
TOTAL HOUSEHOLD DURABLES		37,255
HOUSEHOLD PRODUCTS - 0.0%
Household Products - 0.0%
NVC Lighting Holdings Ltd.	386,000	87,116
INDUSTRIAL CONGLOMERATES - 0.1%
Industrial Conglomerates - 0.1%
Samsung Techwin Co. Ltd.	17,742	1,024,370
INTERNET & CATALOG RETAIL - 1.5%
Internet Retail - 1.5%
Amazon.com, Inc. (a)	52,413	13,329,674
E-Commerce China Dangdang, Inc. ADR (a)	350	1,652
Common Stocks - continued
	Shares	Value
INTERNET & CATALOG RETAIL - CONTINUED
Internet Retail - continued
Expedia, Inc.	18,614	$ 1,076,634
Rakuten, Inc.	785,600	8,002,973
Start Today Co. Ltd.	86,700	1,244,285
TripAdvisor, Inc.	4,814	158,525
		23,813,743
INTERNET SOFTWARE & SERVICES - 13.4%
Internet Software & Services - 13.4%
Active Network, Inc. (a)	130,681	1,637,433
Akamai Technologies, Inc. (a)	170,569	6,525,970
Baidu.com, Inc. sponsored ADR (a)	1,303	152,216
Bankrate, Inc. (a)	53,981	841,024
Bazaarvoice, Inc. (d)	6,100	92,415
ChinaCache International Holdings Ltd. sponsored ADR (a)	11,568	57,840
Cornerstone OnDemand, Inc. (a)	128,885	3,951,614
eBay, Inc. (a)	870,379	42,135,047
Equinix, Inc. (a)	200	41,210
ExactTarget, Inc.	76,656	1,856,608
Facebook, Inc.:
Class A	40,840	884,186
Class B (a)(f)	49,223	959,110
Google, Inc. Class A (a)	171,694	129,543,123
INFO Edge India Ltd.	66,452	438,324
Kakaku.com, Inc. (d)	37,900	1,426,349
LivePerson, Inc. (a)	10,500	190,155
LogMeIn, Inc. (a)	324	7,267
Mail.ru Group Ltd. GDR (e)	2,300	76,797
MercadoLibre, Inc.	29,430	2,429,447
Millennial Media, Inc. (d)	111,700	1,602,895
NHN Corp.	73	19,042
Open Text Corp. (a)	300	16,543
Qihoo 360 Technology Co. Ltd. ADR (a)(d)	6,030	132,962
Rackspace Hosting, Inc. (a)	87,443	5,779,108
Renren, Inc. ADR (a)(d)	7,700	31,031
Responsys, Inc. (a)	328,301	3,358,519
SciQuest, Inc. (a)	174,032	3,167,382
SINA Corp. (a)	3,243	209,757
SouFun Holdings Ltd. ADR	62,178	984,278
Tencent Holdings Ltd.	97,500	3,322,070
Velti PLC (a)	22,864	191,372
VeriSign, Inc. (a)	17,610	857,431
Common Stocks - continued
	Shares	Value
INTERNET SOFTWARE & SERVICES - CONTINUED
Internet Software & Services - continued
Vocus, Inc. (a)	166,619	$ 3,342,377
XO Group, Inc. (a)	8,500	70,975
Yahoo!, Inc. (a)	9,794	156,459
Yandex NV (a)	60,575	1,460,463
YouKu.com, Inc. ADR (a)	7,279	133,861
		218,082,660
IT SERVICES - 7.7%
Data Processing & Outsourced Services - 4.6%
Automatic Data Processing, Inc.	2,802	164,365
Fidelity National Information Services, Inc.	51,900	1,620,318
Fiserv, Inc. (a)	21,300	1,576,839
Global Payments, Inc.	69,982	2,927,347
Jack Henry & Associates, Inc.	44,300	1,678,970
MasterCard, Inc. Class A	7,292	3,292,192
Paychex, Inc.	4,985	165,951
Syntel, Inc.	15,900	992,319
Teletech Holdings, Inc. (a)	4,506	76,827
VeriFone Systems, Inc. (a)	4,237	118,000
Visa, Inc. Class A	456,689	61,324,199
WNS Holdings Ltd. sponsored ADR (a)	11,900	121,856
		74,059,183
IT Consulting & Other Services - 3.1%
Accenture PLC Class A	62,916	4,406,007
Bit-isle, Inc.	3,500	36,417
Camelot Information Systems, Inc. ADR (a)	300	537
ChinaSoft International Ltd. (a)	510,000	126,940
Cognizant Technology Solutions Corp. Class A (a)	2,431	169,976
HiSoft Technology International Ltd. ADR (a)	14,817	153,060
IBM Corp.	159,731	33,136,196
ServiceSource International, Inc. (a)	1,036,787	10,637,435
Teradata Corp. (a)	21,457	1,618,072
Virtusa Corp. (a)	34,900	620,173
		50,904,813
TOTAL IT SERVICES		124,963,996
Common Stocks - continued
	Shares	Value
LIFE SCIENCES TOOLS & SERVICES - 0.1%
Life Sciences Tools & Services - 0.1%
Illumina, Inc. (a)(d)	18,094	$ 872,131
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	36,700	547,931
		1,420,062
MACHINERY - 0.4%
Industrial Machinery - 0.4%
Airtac International Group	375,000	1,879,283
Fanuc Corp.	900	145,079
HIWIN Technologies Corp.	160,230	1,174,426
Mirle Automation Corp.	180,095	124,328
Nippon Thompson Co. Ltd.	318,000	1,075,756
Shin Zu Shing Co. Ltd.	826,000	2,984,898
		7,383,770
MEDIA - 0.7%
Advertising - 0.5%
Dentsu, Inc.	300	7,611
Focus Media Holding Ltd. ADR	334,273	7,821,988
ReachLocal, Inc. (a)	29,209	366,281
		8,195,880
Broadcasting - 0.0%
Pandora Media, Inc. (a)	30,300	331,785
Cable & Satellite - 0.2%
DIRECTV (a)	63,400	3,325,964
DISH Network Corp. Class A	5,139	157,305
		3,483,269
Movies & Entertainment - 0.0%
IMAX Corp. (a)	13,500	268,785
TOTAL MEDIA		12,279,719
OFFICE ELECTRONICS - 0.0%
Office Electronics - 0.0%
Xerox Corp.	11,044	81,063
PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
China Medical System Holding Ltd.	1,900,500	992,646
Common Stocks - continued
	Shares	Value
PROFESSIONAL SERVICES - 0.1%
Research & Consulting Services - 0.1%
Acacia Research Corp. - Acacia Technologies (a)	26,400	$ 723,624
IHS, Inc. Class A (a)	14,500	1,411,575
		2,135,199
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%
Real Estate Services - 0.0%
E-House China Holdings Ltd. ADR	132,778	568,290
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 14.4%
Semiconductor Equipment - 1.5%
Advanced Energy Industries, Inc. (a)	8,309	102,367
Amkor Technology, Inc. (a)(d)	3,396	14,942
Applied Materials, Inc.	1,449	16,178
Asia Pacific Systems, Inc. (a)	18,124	151,838
ASM International NV:
unit	136,800	4,625,208
(Netherlands)	80,200	2,697,107
ASML Holding NV	76,217	4,091,329
Cymer, Inc. (a)	78,685	4,017,656
Dainippon Screen Manufacturing Co. Ltd.	39,000	191,902
Entegris, Inc. (a)	221,249	1,798,754
GCL-Poly Energy Holdings Ltd.	67,000	10,282
GT Advanced Technologies, Inc. (a)(d)	2,836	15,456
ICD Co. Ltd.	11,308	141,646
Lam Research Corp. (a)	4,427	140,712
Micronics Japan Co. Ltd.	75,700	195,943
Rubicon Technology, Inc. (a)(d)	1,395	13,364
Teradyne, Inc. (a)	51,775	736,241
Tessera Technologies, Inc.	100	1,368
Ultratech, Inc. (a)	126,426	3,967,248
Visual Photonics Epitaxy Co. Ltd.	877,600	1,211,700
		24,141,241
Semiconductors - 12.9%
Advanced Micro Devices, Inc. (a)	2,563	8,637
ALI Corp.	514,000	643,091
Alpha & Omega Semiconductor Ltd. (a)	18,356	158,045
Altera Corp.	877,381	29,817,793
Analog Devices, Inc.	4,201	164,637
Applied Micro Circuits Corp. (a)	274,457	1,388,752
ARM Holdings PLC sponsored ADR	6,508	182,094
Atmel Corp. (a)	24,882	130,879
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Avago Technologies Ltd.	46,943	$ 1,636,668
Broadcom Corp. Class A	427,233	14,773,717
Canadian Solar, Inc. (a)	50	140
Cavium, Inc. (a)(d)	337,864	11,261,007
Cirrus Logic, Inc. (a)	160,691	6,168,927
Cree, Inc. (a)(d)	1,035,595	26,438,740
Cypress Semiconductor Corp.	11,884	127,396
Dialog Semiconductor PLC (a)	7,800	151,955
Diodes, Inc. (a)	792	13,472
Duksan Hi-Metal Co. Ltd. (a)	9,147	166,732
Epistar Corp.	661,000	1,410,650
Fairchild Semiconductor International, Inc. (a)	1,145	15,022
Freescale Semiconductor Holdings I Ltd. (a)	1,492	14,189
Genesis Photonics, Inc.	36,028	32,917
Global Unichip Corp.	51,000	202,553
Hittite Microwave Corp. (a)	29,901	1,658,608
Imagination Technologies Group PLC (a)	492,802	3,779,939
Infineon Technologies AG	22,769	144,482
Inotera Memories, Inc. (a)	6,785,000	1,170,426
Inphi Corp. (a)	86,519	922,293
International Rectifier Corp. (a)	39,970	667,099
Intersil Corp. Class A	155,077	1,356,924
JA Solar Holdings Co. Ltd. ADR (a)(d)	90,482	76,910
LSI Corp. (a)	490,221	3,387,427
MagnaChip Semiconductor Corp. (a)	31,554	372,337
Marvell Technology Group Ltd.	1,113	10,184
Maxim Integrated Products, Inc.	47	1,251
MediaTek, Inc.	1,327,950	14,011,541
Mellanox Technologies Ltd. (a)	37,896	3,847,581
Micrel, Inc.	15,538	161,906
Micron Technology, Inc. (a)	2,192,435	13,121,723
Monolithic Power Systems, Inc. (a)	316,817	6,257,136
MStar Semiconductor, Inc.	387,000	3,107,030
Novatek Microelectronics Corp.	837,000	3,024,648
NVIDIA Corp. (a)	12,498	166,723
NXP Semiconductors NV (a)	378,260	9,460,283
O2Micro International Ltd. sponsored ADR (a)	30,000	112,200
Omnivision Technologies, Inc. (a)	285,469	3,983,720
ON Semiconductor Corp. (a)	19,616	121,031
Phison Electronics Corp.	133,000	1,072,325
PMC-Sierra, Inc. (a)	127,767	720,606
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Power Integrations, Inc.	54,600	$ 1,661,478
Radiant Opto-Electronics Corp.	30,490	132,009
Rambus, Inc. (a)	359,132	1,989,591
RDA Microelectronics, Inc. sponsored ADR	14,600	155,052
Realtek Semiconductor Corp.	331,000	655,613
RF Micro Devices, Inc. (a)	602,040	2,378,058
Samsung Electronics Co. Ltd.	286	345,664
Semtech Corp. (a)	62,206	1,564,481
Seoul Semiconductor Co. Ltd.	23,994	471,835
Silicon Laboratories, Inc. (a)	3,200	117,632
Silicon Motion Technology Corp. sponsored ADR (a)(d)	134,900	1,993,822
SK Hynix, Inc.	205,020	4,188,139
Skymedi Corp.	1,139	1,194
Skyworks Solutions, Inc. (a)	243,460	5,737,135
Spreadtrum Communications, Inc. ADR (d)	928,713	19,094,339
STMicroelectronics NV	36,400	196,459
STMicroelectronics NV (NY Shares) unit (d)	137,520	742,608
Taiwan Surface Mounting Technology Co. Ltd.	231,990	412,841
Texas Instruments, Inc.	5,945	163,785
Trina Solar Ltd. (a)(d)	22,000	100,760
TriQuint Semiconductor, Inc. (a)	251,767	1,271,423
Vanguard International Semiconductor Corp.	36,000	22,214
Win Semiconductors Corp.	2,761	3,464
Xilinx, Inc.	486	16,237
		211,040,179
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		235,181,420
SOFTWARE - 18.7%
Application Software - 10.5%
Adobe Systems, Inc. (a)	4,801	155,840
ANSYS, Inc. (a)	59,411	4,360,767
AsiaInfo-Linkage, Inc. (a)	436,543	5,111,919
Aspen Technology, Inc. (a)	386,233	9,984,123
Autodesk, Inc. (a)	99,456	3,318,847
AutoNavi Holdings Ltd. ADR (a)	12,087	138,759
Blackbaud, Inc.	28,500	681,720
BroadSoft, Inc. (a)	212,049	8,698,250
Citrix Systems, Inc. (a)	226,412	17,336,367
Compuware Corp. (a)	69,800	691,718
Comverse Technology, Inc. (a)	6,228	38,302
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Application Software - continued
Concur Technologies, Inc. (a)	97,326	$ 7,175,846
Descartes Systems Group, Inc. (a)	240,600	2,107,177
Informatica Corp. (a)	151,386	5,269,747
Intuit, Inc.	2,776	163,451
JDA Software Group, Inc. (a)	26,502	842,234
Jive Software, Inc. (d)	249,700	3,922,787
Kingdee International Software Group Co. Ltd. (a)	26,387,600	5,444,917
Manhattan Associates, Inc. (a)	8,800	503,976
MicroStrategy, Inc. Class A (a)	37,703	5,054,841
Nuance Communications, Inc. (a)	426,033	10,603,961
Parametric Technology Corp. (a)	434,998	9,482,956
Pegasystems, Inc. (d)	171,199	4,971,619
PROS Holdings, Inc. (a)	19,567	373,143
QLIK Technologies, Inc. (a)	187,459	4,200,956
RealPage, Inc. (a)	9,400	212,440
salesforce.com, Inc. (a)	293,856	44,868,873
SolarWinds, Inc. (a)	83,374	4,647,267
Splunk, Inc.	355	13,036
Synchronoss Technologies, Inc. (a)	193,654	4,434,677
Synopsys, Inc. (a)	4,807	158,727
TIBCO Software, Inc. (a)	165,537	5,004,184
VanceInfo Technologies, Inc. ADR (a)	168,247	1,320,739
Verint Systems, Inc. (a)	16,300	447,272
		171,741,438
Home Entertainment Software - 1.1%
Activision Blizzard, Inc.	14,010	158,033
Capcom Co. Ltd.	219,800	4,551,471
Giant Interactive Group, Inc. ADR (d)	1,101,787	5,718,275
Nintendo Co. Ltd.	1,200	152,076
Perfect World Co. Ltd. sponsored ADR Class B	494,813	5,373,669
Take-Two Interactive Software, Inc. (a)	198,800	2,073,484
		18,027,008
Systems Software - 7.1%
Allot Communications Ltd. (a)	40,900	1,084,668
Ariba, Inc. (a)	168,465	7,547,232
BMC Software, Inc. (a)	3,815	158,284
Check Point Software Technologies Ltd. (a)	3,074	148,044
CommVault Systems, Inc. (a)	111,645	6,553,562
Fortinet, Inc. (a)	94,321	2,276,909
Infoblox, Inc.	6,100	141,825
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Systems Software - continued
Insyde Software Corp.	393,000	$ 1,607,746
Microsoft Corp.	408,292	12,158,936
NetSuite, Inc. (a)	85,582	5,460,132
Oracle Corp.	827,048	26,043,742
Progress Software Corp. (a)	36,300	776,457
Red Hat, Inc. (a)	296,664	16,892,048
ServiceNow, Inc.	3,800	146,984
Sourcefire, Inc. (a)	31,451	1,542,043
Symantec Corp. (a)	734,502	13,221,036
Totvs SA	170,500	3,541,623
VMware, Inc. Class A (a)	171,664	16,606,775
		115,908,046
TOTAL SOFTWARE		305,676,492
WIRELESS TELECOMMUNICATION SERVICES - 0.6%
Wireless Telecommunication Services - 0.6%
SBA Communications Corp. Class A (a)	148,701	9,353,293
TOTAL COMMON STOCKS (Cost $1,139,567,732)		1,503,428,188
Convertible Bonds - 0.2%
Principal Amount
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.2%
Semiconductors - 0.2%
JA Solar Holdings Co. Ltd. 4.5% 5/15/13 (Cost $3,498,712)	$ 3,950,000	3,752,500
Money Market Funds - 10.3%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	127,538,780	$ 127,538,780
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	39,800,545	39,800,545
TOTAL MONEY MARKET FUNDS (Cost $167,339,325)		167,339,325
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $1,310,405,769)		1,674,520,013
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(42,542,757)
NET ASSETS - 100%		$ 1,631,977,256
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $76,797 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $959,110 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 1,230,913
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 143,846
Fidelity Securities Lending Cash Central Fund	532,220
Total	$ 676,066
Other Information

The following is a summary of the inputs used, as of September 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,503,428,188	$ 1,502,272,619	$ 1,155,569	$ -
Convertible Bonds	3,752,500	-	3,752,500	-
Money Market Funds	167,339,325	167,339,325	-	-
Total Investments in Securities:	$ 1,674,520,013	$ 1,669,611,944	$ 4,908,069	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended September 30, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 74,117,017
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	86.5%
Cayman Islands	4.5%
Taiwan	3.1%
Japan	1.8%
Netherlands	1.7%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Information Technology Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value (including securities loaned of $38,347,449) - See accompanying schedule: Unaffiliated issuers (cost $1,143,066,444)	$ 1,507,180,688
Fidelity Central Funds (cost $167,339,325)	167,339,325
Total Investments (cost $1,310,405,769)		$ 1,674,520,013
Foreign currency held at value (cost $1,822,711)		1,822,711
Receivable for investments sold		34,160,985
Receivable for fund shares sold		166,635
Dividends receivable		345,717
Interest receivable		67,150
Distributions receivable from Fidelity Central Funds		43,413
Total assets		1,711,126,624

Liabilities
Payable for investments purchased	$ 38,797,854
Payable for fund shares redeemed	473,671
Other payables and accrued expenses	77,298
Collateral on securities loaned, at value	39,800,545
Total liabilities		79,149,368

Net Assets		$ 1,631,977,256
Net Assets consist of:
Paid in capital		$ 1,267,896,717
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		364,080,539
Net Assets, for 8,543,790 shares outstanding		$ 1,631,977,256
Net Asset Value, offering price and redemption price per share ($1,631,977,256 ÷ 8,543,790 shares)		$ 191.01

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends		$ 9,034,288
Interest		770,986
Income from Fidelity Central Funds (including $532,220 from security lending)		676,066
Total income		10,481,340

Expenses
Custodian fees and expenses	$ 147,101
Independent directors' compensation	9,770
Total expenses before reductions	156,871
Expense reductions	(9,846)	147,025
Net investment income (loss)		10,334,315
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	33,111,756
Foreign currency transactions	(77,553)
Total net realized gain (loss)		33,034,203
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $33,493)	325,144,484
Assets and liabilities in foreign currencies	(5,990)
Total change in net unrealized appreciation (depreciation)		325,138,494
Net gain (loss)		358,172,697
Net increase (decrease) in net assets resulting from operations		$ 368,507,012

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Information Technology Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,334,315	$ 4,605,848
Net realized gain (loss)	33,034,203	194,089,506
Change in net unrealized appreciation (depreciation)	325,138,494	(223,050,387)
Net increase (decrease) in net assets resulting from operations	368,507,012	(24,355,033)
Distributions to partners from net investment income	(9,303,198)	(4,475,777)
Affiliated share transactions Proceeds from sales of shares	405,611,506	310,815,269
Reinvestment of distributions	9,303,050	4,475,683
Cost of shares redeemed	(256,227,635)	(175,143,761)
Net increase (decrease) in net assets resulting from share transactions	158,686,921	140,147,191
Total increase (decrease) in net assets	517,890,735	111,316,381

Net Assets
Beginning of period	1,114,086,521	1,002,770,140
End of period	$ 1,631,977,256	$ 1,114,086,521
Other Affiliated Information Shares
Sold	2,491,293	1,843,527
Issued in reinvestment of distributions	51,585	25,739
Redeemed	(1,415,514)	(997,061)
Net increase (decrease)	1,127,364	872,205

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 150.22	$ 153.23	$ 122.94	$ 98.21	$ 150.09
Income from Investment Operations
Net investment income (loss) B	1.20	.72	.59	.77	1.01
Net realized and unrealized gain (loss)	40.67	(3.04)	30.27	24.72	(51.94)
Total from investment operations	41.87	(2.32)	30.86	25.49	(50.93)
Distributions to partners from net investment income	(1.08)	(.69)	(.57)	(.76)	(.95)
Net asset value, end of period	$ 191.01	$ 150.22	$ 153.23	$ 122.94	$ 98.21
Total Return A	27.92%	(1.58)%	25.16%	26.30%	(34.07)%
Ratios to Average Net Assets C,E
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	.68%	.41%	.43%	.89%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,631,977	$ 1,114,087	$ 1,002,770	$ 1,005,322	$ 778,606
Portfolio turnover rate D	195%	188%	128% F	216%	218%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Materials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Past 5 years	Life of fund A
Fidelity Materials Central Fund	36.80%	6.39%	12.30%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Materials Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame bouts of volatility en route to posting strong gains for the 12 months ending September 30, 2012, extending a general uptrend that began in March 2009. The broad-based S&P 500® Index advanced 30.20% for the period, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 26.52% and 30.53%, respectively. Uncertainty prevailed early on, as Greece neared insolvency and fear of debt contagion in Europe led the S&P 500® in early October to its lowest level in more than a year. However, markets reversed course that same month, and the S&P 500® produced its largest monthly gain in two decades - a rally that stalled in the final two months of 2011, but picked up apace in the first quarter of 2012. Despite a turbulent spring, stocks pushed ahead for much of the remainder of the period, fueled by solid corporate earnings, brighter housing and employment data, and hope for a solution in the eurozone. Of the 10 sectors within the S&P 500®, consumer discretionary (+37%) and telecommunication services (+35%) performed best, while utilities (+13%) and consumer staples (+24%) produced the smallest, albeit still solid, gains. Small- and mid-cap stocks also fared well, with the Russell 2000® Index adding 31.91% and the Russell Midcap® Index rising 28.03%.

Comments from Tobias Welo, Portfolio Manager of Fidelity® Materials Central Fund: For the year, the fund returned 36.80%, well ahead of the 31.61% return of the MSCI® U.S. IM Materials 25/50 Index and also topping the S&P 500. Versus the MSCI index, stock selection and a sizable overweighting in specialty chemicals aided performance, as did my picks in steel and commodity chemicals. The largest relative contributor was Netherlands-based LyondellBasell Industries, the world's largest maker of polypropylene plastic. The stock benefited from a relatively low average price for natural gas, a key manufacturing cost for the company. Timely positioning in Dow Chemical also helped, along with minimal exposure to weak-performing index component Cliffs Natural Resources. Dow and Cliffs were not held at period end. The fund's foreign holdings contributed overall, aided in part by currency fluctuations. Conversely, performance was curbed by the fund's holdings in cash/cash equivalents and its positioning in gold stocks. The two biggest individual detractors were non-index positions. Ivanhoe Mines, whose name changed to Turquoise Hill Resources in August, was hurt by concern about a large minority shareholder's plan to gain majority control of the company, among other factors. Shares of Swisher Hygiene, a provider of hygiene and sanitation products, disappointed amid questions about its financial statements.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Materials Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	8.3	8.7
Monsanto Co.	8.3	7.1
Air Products & Chemicals, Inc.	5.7	5.8
Freeport-McMoRan Copper & Gold, Inc.	5.1	1.9
LyondellBasell Industries NV Class A	4.7	3.7
Eastman Chemical Co.	3.9	2.2
PPG Industries, Inc.	3.8	2.5
Ecolab, Inc.	3.4	4.1
Sherwin-Williams Co.	3.4	2.6
International Paper Co.	3.0	0.0
	49.6
Top Industries (% of fund's net assets)
As of September 30, 2012
Chemicals 61.2%
Metals & Mining 20.5%
Containers & Packaging 8.3%
Paper & Forest Products 3.0%
Construction Materials 1.8%
All Others* 5.2%

As of March 31, 2012
Chemicals 67.5%
Metals & Mining 18.7%
Containers & Packaging 8.6%
Food Products 1.1%
Electrical Equipment 0.6%
All Others* 3.5%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Materials Central Fund

Investments September 30, 2012

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value
CHEMICALS - 61.2%
Commodity Chemicals - 2.5%
Arkema SA	15,444	$ 1,446,002
PetroLogistics LP	158,600	2,057,042
Westlake Chemical Corp.	60,930	4,451,546
		7,954,590
Diversified Chemicals - 18.0%
E.I. du Pont de Nemours & Co.	521,133	26,197,356
Eastman Chemical Co.	212,938	12,139,595
FMC Corp.	83,900	4,646,382
Lanxess AG	19,549	1,621,087
PPG Industries, Inc.	104,020	11,945,657
		56,550,077
Fertilizers & Agricultural Chemicals - 11.0%
CF Industries Holdings, Inc.	27,693	6,154,492
Monsanto Co.	285,603	25,995,585
Rentech Nitrogen Partners LP	60,889	2,360,058
		34,510,135
Industrial Gases - 5.7%
Air Products & Chemicals, Inc.	217,832	18,014,706
Specialty Chemicals - 24.0%
Albemarle Corp.	108,059	5,692,548
Ashland, Inc.	101,109	7,239,404
Celanese Corp. Class A	118,561	4,494,648
Cytec Industries, Inc.	47,286	3,098,179
Ecolab, Inc.	166,171	10,769,543
LyondellBasell Industries NV Class A	288,247	14,890,840
OMNOVA Solutions, Inc. (a)	52,096	394,367
Rockwood Holdings, Inc.	72,700	3,387,820
Sherwin-Williams Co.	70,895	10,556,974
Sigma Aldrich Corp.	106,241	7,646,165
W.R. Grace & Co. (a)	126,096	7,449,752
		75,620,240
TOTAL CHEMICALS		192,649,748
Common Stocks - continued
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.2%
Environmental & Facility Services - 0.2%
Swisher Hygiene, Inc. (a)	44,470	$ 55,232
Swisher Hygiene, Inc. (Canada) (a)	375,733	518,512
		573,744
CONSTRUCTION MATERIALS - 1.8%
Construction Materials - 1.8%
Martin Marietta Materials, Inc. (d)	68,489	5,675,683
CONTAINERS & PACKAGING - 8.3%
Metal & Glass Containers - 5.4%
Aptargroup, Inc.	123,913	6,407,541
Ball Corp.	185,219	7,836,616
Nampak Ltd.	17,527	60,227
Silgan Holdings, Inc.	64,134	2,790,470
		17,094,854
Paper Packaging - 2.9%
Rock-Tenn Co. Class A	126,957	9,163,756
TOTAL CONTAINERS & PACKAGING		26,258,610
METALS & MINING - 20.5%
Diversified Metals & Mining - 8.2%
Copper Mountain Mining Corp. (a)	453,800	1,555,596
First Quantum Minerals Ltd.	183,300	3,906,149
Freeport-McMoRan Copper & Gold, Inc.	405,046	16,031,721
HudBay Minerals, Inc.	94,400	929,501
Iluka Resources Ltd.	30,367	312,792
Turquoise Hill Resources Ltd. (a)(d)	376,150	3,202,498
		25,938,257
Gold - 6.9%
Allied Nevada Gold Corp. (a)	73,800	2,882,628
Franco-Nevada Corp.	46,800	2,758,682
Goldcorp, Inc.	102,900	4,724,754
Newmont Mining Corp.	133,401	7,471,790
Royal Gold, Inc.	38,450	3,839,617
		21,677,471
Steel - 5.4%
Carpenter Technology Corp.	88,867	4,649,521
Haynes International, Inc.	53,366	2,783,037
Nucor Corp.	80,274	3,071,283
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Steel - continued
Reliance Steel & Aluminum Co.	85,120	$ 4,456,032
Steel Dynamics, Inc.	166,536	1,870,199
		16,830,072
TOTAL METALS & MINING		64,445,800
OIL, GAS & CONSUMABLE FUELS - 0.6%
Coal & Consumable Fuels - 0.6%
Peabody Energy Corp.	83,632	1,864,157
PAPER & FOREST PRODUCTS - 3.0%
Paper Products - 3.0%
International Paper Co.	255,731	9,288,150
TOTAL COMMON STOCKS (Cost $244,317,633)		300,755,892
Convertible Bonds - 0.4%
	Principal Amount
BUILDING PRODUCTS - 0.4%
Building Products - 0.4%
Aspen Aerogels, Inc.:
8% 6/1/14 (e)	$ 1,293,500	1,293,500
8% 12/6/14 (e)	136,900	136,900
TOTAL CONVERTIBLE BONDS (Cost $1,430,400)		1,430,400
Money Market Funds - 4.9%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	11,870,301	$ 11,870,301
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	3,444,929	3,444,929
TOTAL MONEY MARKET FUNDS (Cost $15,315,230)		15,315,230
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $261,063,263)		317,501,522
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(2,961,808)
NET ASSETS - 100%		$ 314,539,714
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,430,400 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 1,293,500
Aspen Aerogels, Inc. 8% 12/6/14	6/12/12	$ 136,900
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,978
Fidelity Securities Lending Cash Central Fund	81,806
Total	$ 94,784
Other Information

The following is a summary of the inputs used, as of September 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 300,755,892	$ 300,700,660	$ 55,232	$ -
Convertible Bonds	1,430,400	-	-	1,430,400
Money Market Funds	15,315,230	15,315,230	-	-
Total Investments in Securities:	$ 317,501,522	$ 316,015,890	$ 55,232	$ 1,430,400
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	88.8%
Canada	5.4%
Netherlands	4.7%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Materials Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value (including securities loaned of $3,284,868) - See accompanying schedule: Unaffiliated issuers (cost $245,748,033)	$ 302,186,292
Fidelity Central Funds (cost $15,315,230)	15,315,230
Total Investments (cost $261,063,263)		$ 317,501,522
Receivable for investments sold		73,180
Receivable for fund shares sold		30,854
Dividends receivable		328,024
Interest receivable		141,289
Distributions receivable from Fidelity Central Funds		5,996
Total assets		318,080,865

Liabilities
Payable for fund shares redeemed	$ 90,999
Other payables and accrued expenses	5,223
Collateral on securities loaned, at value	3,444,929
Total liabilities		3,541,151

Net Assets		$ 314,539,714
Net Assets consist of:
Paid in capital		$ 258,102,596
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		56,437,118
Net Assets, for 1,744,624 shares outstanding		$ 314,539,714
Net Asset Value, offering price and redemption price per share ($314,539,714 ÷ 1,744,624 shares)		$ 180.29

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends		$ 5,326,216
Interest		107,083
Income from Fidelity Central Funds (including $81,806 from security lending)		94,784
Total income		5,528,083

Expenses
Custodian fees and expenses	$ 18,193
Independent directors' compensation	1,914
Total expenses before reductions	20,107
Expense reductions	(1,919)	18,188
Net investment income (loss)		5,509,895
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,639,998
Foreign currency transactions	(25,826)
Total net realized gain (loss)		11,614,172
Change in net unrealized appreciation (depreciation) on: Investment securities	67,109,321
Assets and liabilities in foreign currencies	6,350
Total change in net unrealized appreciation (depreciation)		67,115,671
Net gain (loss)		78,729,843
Net increase (decrease) in net assets resulting from operations		$ 84,239,738

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Materials Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,509,895	$ 4,226,388
Net realized gain (loss)	11,614,172	24,996,390
Change in net unrealized appreciation (depreciation)	67,115,671	(35,833,191)
Net increase (decrease) in net assets resulting from operations	84,239,738	(6,610,413)
Distributions to partners from net investment income	(4,941,930)	(3,831,736)
Affiliated share transactions Proceeds from sales of shares	61,364,225	41,078,350
Reinvestment of distributions	4,941,566	3,831,415
Cost of shares redeemed	(46,343,108)	(43,214,586)
Net increase (decrease) in net assets resulting from share transactions	19,962,683	1,695,179
Total increase (decrease) in net assets	99,260,491	(8,746,970)

Net Assets
Beginning of period	215,279,223	224,026,193
End of period	$ 314,539,714	$ 215,279,223
Other Affiliated Information Shares
Sold	383,493	249,544
Issued in reinvestment of distributions	30,012	22,798
Redeemed	(274,194)	(253,440)
Net increase (decrease)	139,311	18,902

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 134.10	$ 141.22	$ 125.92	$ 110.04	$ 146.93
Income from Investment Operations
Net investment income (loss) B	3.10	2.78	5.16 F	1.93	2.48
Net realized and unrealized gain (loss)	45.95	(7.38)	14.82	15.74	(36.82)
Total from investment operations	49.05	(4.60)	19.98	17.67	(34.34)
Distributions to partners from net investment income	(2.86)	(2.52)	(4.68)	(1.79)	(2.55)
Net asset value, end of period	$ 180.29	$ 134.10	$ 141.22	$ 125.92	$ 110.04
Total Return A	36.80%	(3.61)%	16.14%	16.78%	(23.79)%
Ratios to Average Net Assets C,G
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	-% E
Net investment income (loss)	1.86%	1.66%	3.84% F	2.12%	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$ 314,540	$ 215,279	$ 224,026	$ 229,335	$ 189,735
Portfolio turnover rate D	76%	105%	104% H	158%	100%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $2.76 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.79%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Telecom Services Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Past 5 years	Life of fund A
Fidelity Telecom Services Central Fund	29.73%	0.97%	8.25%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Telecom Services Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame bouts of volatility en route to posting strong gains for the 12 months ending September 30, 2012, extending a general uptrend that began in March 2009. The broad-based S&P 500® Index advanced 30.20% for the period, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 26.52% and 30.53%, respectively. Uncertainty prevailed early on, as Greece neared insolvency and fear of debt contagion in Europe led the S&P 500® in early October to its lowest level in more than a year. However, markets reversed course that same month, and the S&P 500® produced its largest monthly gain in two decades - a rally that stalled in the final two months of 2011, but picked up apace in the first quarter of 2012. Despite a turbulent spring, stocks pushed ahead for much of the remainder of the period, fueled by solid corporate earnings, brighter housing and employment data, and hope for a solution in the eurozone. Of the 10 sectors within the S&P 500®, consumer discretionary (+37%) and telecommunication services (+35%) performed best, while utilities (+13%) and consumer staples (+24%) produced the smallest, albeit still solid, gains. Small- and mid-cap stocks also fared well, with the Russell 2000® Index adding 31.91% and the Russell Midcap® Index rising 28.03%.

Comments from Kristina Salen, Portfolio Manager of Fidelity® Telecom Services Central Fund: The fund returned 29.73% for the year, outperforming the 27.78% result of its sector benchmark, the MSCI® U.S. IM Telecommunications Services 25/50 Index, but modestly lagging the S&P 500. Relative to the MSCI index, fund performance was bolstered by its overweighted stake in SBA Communications, which owns and operates more than 10,000 wireless communications towers in the U.S. and Central America. SBA's stock rose due in part to the company's February announcement that it would acquire towers and certain assets from competitor Mobilitie. Avoiding benchmark component Alaska Communications was another plus. Stocks of companies with exposure to Alaska are often influenced by the price of oil - the state's primary source of revenue - which was volatile during the period. Not owning index name Lumos Networks, a fiber-based network services provider, also helped. The fund's modest cash position hurt results the most. Individual detractors included a non-index stake in Telefonica Brasil. Rising expenses caused profits to slip for the company, hampering its share price. Another hindrance was the fund's underweighting in integrated telecom giant AT&T. When the market experiences turbulent swings such as it did this period, investors tend to favor large integrated telecom stocks because of their more-defensive characteristics.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Telecom Services Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	19.1	18.4
AT&T, Inc.	18.5	17.3
CenturyLink, Inc.	8.3	8.9
Sprint Nextel Corp.	5.8	3.5
SBA Communications Corp. Class A	5.2	5.6
Crown Castle International Corp.	5.1	6.7
Telephone & Data Systems, Inc.	3.1	0.4
Vodafone Group PLC sponsored ADR	2.7	1.5
Level 3 Communications, Inc.	2.6	3.0
General Communications, Inc. Class A	2.4	2.2
	72.8
Top Industries (% of fund's net assets)
As of September 30, 2012
Diversified Telecommunication Services 62.0%
Wireless Telecommunication Services 27.8%
Media 2.0%
Software 0.2%
Communications Equipment 0.0%
All Others* 8.0%

As of March 31, 2012
Diversified Telecommunication Services 66.9%
Wireless Telecommunication Services 28.9%
Media 2.6%
Communications Equipment 0.0%
Software 0.0%
All Others* 1.6%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Telecom Services Central Fund

Investments September 30, 2012

Showing Percentage of Net Assets

Common Stocks - 92.0%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.0%
Communications Equipment - 0.0%
Nortel Networks Corp. (a)	4,600	$ 0
DIVERSIFIED TELECOMMUNICATION SERVICES - 62.0%
Alternative Carriers - 7.6%
Cogent Communications Group, Inc.	238,102	5,473,965
Level 3 Communications, Inc. (a)	286,933	6,590,851
tw telecom, inc. (a)	193,400	5,041,938
Vonage Holdings Corp. (a)	977,400	2,228,472
		19,335,226
Integrated Telecommunication Services - 54.4%
AT&T, Inc.	1,249,732	47,114,896
Atlantic Tele-Network, Inc.	75,300	3,236,394
CenturyLink, Inc.	520,081	21,011,272
China Unicom Ltd. sponsored ADR	91,600	1,493,996
Frontier Communications Corp. (d)	1,184,300	5,803,070
General Communications, Inc. Class A (a)	619,400	6,070,120
PT Telkomunikasi Indonesia Tbk Series B	607,000	595,844
PT Xl Axiata Tbk	573,000	398,165
Telefonica Brasil SA sponsored ADR	176,660	3,840,588
Verizon Communications, Inc.	1,062,342	48,410,927
Windstream Corp. (d)	26,372	266,621
		138,241,893
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		157,577,119
MEDIA - 2.0%
Cable & Satellite - 2.0%
Time Warner Cable, Inc.	15,000	1,425,900
Virgin Media, Inc. (d)	126,894	3,735,759
		5,161,659
SOFTWARE - 0.2%
Application Software - 0.2%
Synchronoss Technologies, Inc. (a)	18,430	422,047
WIRELESS TELECOMMUNICATION SERVICES - 27.8%
Wireless Telecommunication Services - 27.8%
Clearwire Corp. Class A (a)(d)	2,730,441	3,686,095
Crown Castle International Corp. (a)	200,120	12,827,692
Leap Wireless International, Inc. (a)(d)	309,500	2,110,790
MetroPCS Communications, Inc. (a)	416,116	4,872,718
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Wireless Telecommunication Services - continued
Mobile TeleSystems OJSC sponsored ADR	41,500	$ 727,080
NII Holdings, Inc. (a)(d)	239,019	1,876,299
NTELOS Holdings Corp.	8,500	147,645
NTT DoCoMo, Inc.	458	739,980
SBA Communications Corp. Class A (a)	208,050	13,086,345
Sprint Nextel Corp. (a)	2,686,602	14,830,043
Telephone & Data Systems, Inc.	311,200	7,969,832
Turkcell Iletisim Hizmet A/S (a)	132,000	805,012
Vodafone Group PLC sponsored ADR	238,800	6,804,606
		70,484,137
TOTAL COMMON STOCKS (Cost $172,078,816)		233,644,962
Money Market Funds - 13.3%

Fidelity Cash Central Fund, 0.17% (b)	19,206,239	19,206,239
Fidelity Securities Lending Cash Central Fund, 0.17% (b)(c)	14,553,850	14,553,850
TOTAL MONEY MARKET FUNDS (Cost $33,760,089)		33,760,089
TOTAL INVESTMENT PORTFOLIO - 105.3% (Cost $205,838,905)		267,405,051
NET OTHER ASSETS (LIABILITIES) - (5.3)%		(13,485,905)
NET ASSETS - 100%		$ 253,919,146
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,929
Fidelity Securities Lending Cash Central Fund	88,203
Total	$ 99,132
Other Information

The following is a summary of the inputs used, as of September 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 233,644,962	$ 231,504,126	$ 2,140,836	$ -
Money Market Funds	33,760,089	33,760,089	-	-
Total Investments in Securities:	$ 267,405,051	$ 265,264,215	$ 2,140,836	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Telecom Services Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value (including securities loaned of $13,189,818) - See accompanying schedule: Unaffiliated issuers (cost $172,078,816)	$ 233,644,962
Fidelity Central Funds (cost $33,760,089)	33,760,089
Total Investments (cost $205,838,905)		$ 267,405,051
Receivable for investments sold		948,275
Receivable for fund shares sold		23,292
Dividends receivable		142,931
Distributions receivable from Fidelity Central Funds		24,631
Total assets		268,544,180

Liabilities
Payable for fund shares redeemed	$ 68,568
Other payables and accrued expenses	2,616
Collateral on securities loaned, at value	14,553,850
Total liabilities		14,625,034

Net Assets		$ 253,919,146
Net Assets consist of:
Paid in capital		$ 192,353,603
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		61,565,543
Net Assets, for 1,814,344 shares outstanding		$ 253,919,146
Net Asset Value, offering price and redemption price per share ($253,919,146 ÷ 1,814,344 shares)		$ 139.95

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Telecom Services Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends		$ 7,053,104
Interest		2,183
Income from Fidelity Central Funds (including $88,203 from security lending)		99,132
Total income		7,154,419

Expenses
Custodian fees and expenses	$ 12,763
Independent directors' compensation	1,443
Total expenses before reductions	14,206
Expense reductions	(1,443)	12,763
Net investment income (loss)		7,141,656
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,464,781
Foreign currency transactions	(6,686)
Total net realized gain (loss)		4,458,095
Change in net unrealized appreciation (depreciation) on: Investment securities	47,577,382
Assets and liabilities in foreign currencies	(1,259)
Total change in net unrealized appreciation (depreciation)		47,576,123
Net gain (loss)		52,034,218
Net increase (decrease) in net assets resulting from operations		$ 59,175,874

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,141,656	$ 4,754,954
Net realized gain (loss)	4,458,095	9,075,014
Change in net unrealized appreciation (depreciation)	47,576,123	(18,991,846)
Net increase (decrease) in net assets resulting from operations	59,175,874	(5,161,878)
Distributions to partners from net investment income	(6,979,469)	(4,693,745)
Affiliated share transactions Proceeds from sales of shares	47,741,246	27,773,660
Reinvestment of distributions	6,978,911	4,693,313
Cost of shares redeemed	(35,630,581)	(20,121,159)
Net increase (decrease) in net assets resulting from share transactions	19,089,576	12,345,814
Total increase (decrease) in net assets	71,285,981	2,490,191

Net Assets
Beginning of period	182,633,165	180,142,974
End of period	$ 253,919,146	$ 182,633,165
Other Affiliated Information Shares
Sold	403,422	220,974
Issued in reinvestment of distributions	56,279	37,690
Redeemed	(286,466)	(160,346)
Net increase (decrease)	173,235	98,318

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 111.29	$ 116.76	$ 99.56	$ 89.72	$ 152.32
Income from Investment Operations
Net investment income (loss) B	3.96	3.02	3.49	1.70	2.76
Net realized and unrealized gain (loss)	28.57	(5.50)	17.24	9.81	(62.62)
Total from investment operations	32.53	(2.48)	20.73	11.51	(59.86)
Distributions to partners from net investment income	(3.87)	(2.99)	(3.53)	(1.67)	(2.74)
Net asset value, end of period	$ 139.95	$ 111.29	$ 116.76	$ 99.56	$ 89.72
Total Return A	29.73%	(2.37)%	21.36%	13.29%	(39.72)%
Ratios to Average Net Assets C,E
Expenses before reductions	.01%	.01%	.01%	.01%	.02%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	3.20%	2.45%	3.34%	2.11%	2.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 253,919	$ 182,633	$ 180,143	$ 173,872	$ 156,673
Portfolio turnover rate D	59%	53%	47% F	151%	191%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Utilities Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2012	Past 1 year	Past 5 years	Life of fund A
Fidelity Utilities Central Fund	16.13%	2.14%	5.73%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Utilities Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame bouts of volatility en route to posting strong gains for the 12 months ending September 30, 2012, extending a general uptrend that began in March 2009. The broad-based S&P 500® Index advanced 30.20% for the period, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 26.52% and 30.53%, respectively. Uncertainty prevailed early on, as Greece neared insolvency and fear of debt contagion in Europe led the S&P 500® in early October to its lowest level in more than a year. However, markets reversed course that same month, and the S&P 500® produced its largest monthly gain in two decades - a rally that stalled in the final two months of 2011, but picked up apace in the first quarter of 2012. Despite a turbulent spring, stocks pushed ahead for much of the remainder of the period, fueled by solid corporate earnings, brighter housing and employment data, and hope for a solution in the eurozone. Of the 10 sectors within the S&P 500®, consumer discretionary (+37%) and telecommunication services (+35%) performed best, while utilities (+13%) and consumer staples (+24%) produced the smallest, albeit still solid, gains. Small- and mid-cap stocks also fared well, with the Russell 2000® Index adding 31.91% and the Russell Midcap® Index rising 28.03%.

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Utilities Central Fund: For the year, the fund returned 16.13%, outperforming the 13.63% gain of the MSCI® U.S. IM Utilities 25/50 Index, but lagging the broad-based S&P 500. Relative to the MSCI index, the fund benefited from strong stock selection, particularly in oil and gas refining/marketing - an industry not represented in the index - independent power/energy trade and electric utilities. Oil and gas refining/marketing firm Sunoco - not in the index and not held in the fund at period end - was the top contributor. California multi-utility Sempra Energy and an underweighting in Chicago-based electric utility Exelon also helped, as did investments in Texas independent power producers NRG Energy and Calpine, and California electric utility Edison International. On the down side, the fund's relative performance was held back by underweighting gas utilities and by its modest cash position, which dampened returns in an up market. Among the main individual detractors were electric utilities ITC Holdings of Michigan and FirstEnergy - located in Ohio - untimely positioning in Oklahoma gas utility ONEOK and Texas multi-utility CenterPoint Energy, and an investment in Baltimore-based independent power/energy trade company Constellation Energy Group, which merged with Exelon in March and thus was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Utilities Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Duke Energy Corp.	14.2	8.3
American Electric Power Co., Inc.	8.8	0.0
FirstEnergy Corp.	8.3	9.9
PG&E Corp.	7.8	7.0
Edison International	7.6	8.3
NiSource, Inc.	4.7	4.5
Sempra Energy	4.7	8.6
CenterPoint Energy, Inc.	4.7	0.1
The AES Corp.	4.2	3.7
Calpine Corp.	3.9	3.0
	68.9
Top Industries (% of fund's net assets)
As of September 30, 2012
Electric Utilities 55.2%
Multi-Utilities 23.3%
Independent Power Producers & Energy Traders 11.4%
Gas Utilities 5.4%
Water Utilities 3.2%
All Others* 1.5%

As of March 31, 2012
Electric Utilities 44.7%
Multi-Utilities 24.3%
Oil, Gas & Consumable Fuels 11.3%
Independent Power Producers & Energy Traders 6.7%
Gas Utilities 4.8%
All Others* 8.2%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Utilities Central Fund

Investments September 30, 2012

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
ELECTRIC UTILITIES - 55.2%
Electric Utilities - 55.2%
American Electric Power Co., Inc.	643,458	$ 28,273,545
Duke Energy Corp.	700,616	45,399,916
Edison International	530,495	24,238,317
Exelon Corp.	180,200	6,411,516
FirstEnergy Corp.	603,678	26,622,200
Great Plains Energy, Inc.	333,930	7,433,282
ITC Holdings Corp.	72,829	5,504,416
NextEra Energy, Inc.	165,845	11,663,879
Northeast Utilities	187,585	7,171,375
OGE Energy Corp.	179,083	9,931,943
UIL Holdings Corp.	119,617	4,289,466
		176,939,855
GAS UTILITIES - 5.4%
Gas Utilities - 5.4%
Atmos Energy Corp.	39,712	1,421,292
National Fuel Gas Co.	74,031	4,000,635
ONEOK, Inc.	247,654	11,964,165
		17,386,092
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 11.4%
Independent Power Producers & Energy Traders - 11.4%
Black Hills Corp.	14,100	501,537
Calpine Corp. (a)	732,514	12,672,492
GenOn Energy, Inc. (a)	819,700	2,073,841
NRG Energy, Inc.	377,236	8,069,078
The AES Corp.	1,215,703	13,336,262
		36,653,210
MULTI-UTILITIES - 23.3%
Multi-Utilities - 23.3%
CenterPoint Energy, Inc.	699,158	14,892,065
CMS Energy Corp.	188,400	4,436,820
NiSource, Inc.	592,226	15,089,918
PG&E Corp.	586,880	25,042,170
Sempra Energy	233,715	15,072,280
		74,533,253
OIL, GAS & CONSUMABLE FUELS - 1.1%
Oil & Gas Storage & Transport - 1.1%
Cheniere Energy, Inc. (a)	233,815	3,635,823
Common Stocks - continued
	Shares	Value
WATER UTILITIES - 3.2%
Water Utilities - 3.2%
American Water Works Co., Inc.	272,034	$ 10,081,580
TOTAL COMMON STOCKS (Cost $292,332,317)		319,229,813
Money Market Funds - 0.7%

Fidelity Cash Central Fund, 0.17% (b) (Cost $2,195,596)	2,195,596	2,195,596
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $294,527,913)		321,425,409
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(1,087,406)
NET ASSETS - 100%		$ 320,338,003
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,945
Fidelity Securities Lending Cash Central Fund	40,671
Total	$ 49,616
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Utilities Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $292,332,317)	$ 319,229,813
Fidelity Central Funds (cost $2,195,596)	2,195,596
Total Investments (cost $294,527,913)		$ 321,425,409
Receivable for fund shares sold		30,324
Dividends receivable		658,366
Distributions receivable from Fidelity Central Funds		296
Other receivables		946
Total assets		322,115,341

Liabilities
Payable for investments purchased	$ 1,682,317
Payable for fund shares redeemed	90,678
Other payables and accrued expenses	4,343
Total liabilities		1,777,338

Net Assets		$ 320,338,003
Net Assets consist of:
Paid in capital		$ 293,440,684
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		26,897,319
Net Assets, for 2,740,729 shares outstanding		$ 320,338,003
Net Asset Value, offering price and redemption price per share ($320,338,003 ÷ 2,740,729 shares)		$ 116.88

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2012

Investment Income
Dividends		$ 10,324,090
Income from Fidelity Central Funds (including $40,671 from security lending)		49,616
Total income		10,373,706

Expenses
Custodian fees and expenses	$ 12,238
Independent directors' compensation	1,964
Total expenses before reductions	14,202
Expense reductions	(1,968)	12,234
Net investment income (loss)		10,361,472
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,308,959
Foreign currency transactions	(1,574)
Total net realized gain (loss)		17,307,385
Change in net unrealized appreciation (depreciation) on: Investment securities	17,093,254
Assets and liabilities in foreign currencies	(17)
Total change in net unrealized appreciation (depreciation)		17,093,237
Net gain (loss)		34,400,622
Net increase (decrease) in net assets resulting from operations		$ 44,762,094

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Utilities Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2012	Year ended September 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,361,472	$ 7,691,570
Net realized gain (loss)	17,307,385	18,807,379
Change in net unrealized appreciation (depreciation)	17,093,237	(4,290,308)
Net increase (decrease) in net assets resulting from operations	44,762,094	22,208,641
Distributions to partners from net investment income	(9,702,703)	(7,294,206)
Affiliated share transactions Proceeds from sales of shares	63,802,318	32,217,812
Reinvestment of distributions	9,702,279	7,293,826
Cost of shares redeemed	(33,826,050)	(30,745,786)
Net increase (decrease) in net assets resulting from share transactions	39,678,547	8,765,852
Total increase (decrease) in net assets	74,737,938	23,680,287

Net Assets
Beginning of period	245,600,065	221,919,778
End of period	$ 320,338,003	$ 245,600,065
Other Affiliated Information Shares
Sold	589,892	308,167
Issued in reinvestment of distributions	87,104	70,429
Redeemed	(298,959)	(300,146)
Net increase (decrease)	378,037	78,450

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 103.95	$ 97.15	$ 88.29	$ 93.34	$ 123.19
Income from Investment Operations
Net investment income (loss) B	3.82	3.41	3.34	3.17	2.74
Net realized and unrealized gain (loss)	12.71	6.62	8.61	(5.09)	(29.93)
Total from investment operations	16.53	10.03	11.95	(1.92)	(27.19)
Distributions to partners from net investment income	(3.60)	(3.23)	(3.09)	(3.13)	(2.66)
Net asset value, end of period	$ 116.88	$ 103.95	$ 97.15	$ 88.29	$ 93.34
Total Return A	16.13%	10.38%	13.86%	(1.67)%	(22.54)%
Ratios to Average Net Assets C,F
Expenses before reductions	-% E	.01%	.01%	.01%	-% E
Expenses net of fee waivers, if any	-% E	.01%	.01%	.01%	-% E
Expenses net of all reductions	-% E	.01%	.01%	.01%	-% E
Net investment income (loss)	3.43%	3.31%	3.68%	3.95%	2.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 320,338	$ 245,600	$ 221,920	$ 180,398	$ 191,043
Portfolio turnover rate D	175%	201%	246% G	216%	112%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2012

1. Organization.

Fidelity Consumer Discretionary Central Fund (Consumer Discretionary), Fidelity Consumer Staples Central Fund (Consumer Staples), Fidelity Energy Central Fund (Energy), Fidelity Financials Central Fund (Financials), Fidelity Health Care Central Fund (Health Care), Fidelity Industrials Central Fund (Industrials), Fidelity Information Technology Central Fund (Information Technology), Fidelity Materials Central Fund (Materials), Fidelity Telecom Services Central Fund (Telecom Services), and Fidelity Utilities Central Fund (Utilities), collectively referred to as the Funds, are funds of Fidelity Central Investment Portfolios LLC (the LLC) and are authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each Fund in the LLC is a separate partnership for tax purposes. Shares of each Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Funds are non-diversified with the exception of Financials and Health Care. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. The Funds are referred to as Fidelity Central Funds and may also invest in other Fidelity Central Funds available only to investment companies and other accounts managed by FMR and its affiliates. The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each Fund, in accordance with the Partnership Agreement. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

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Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Directors (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by each Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well

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3. Significant Accounting Policies - continued

Security Valuation - continued

as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including other Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2012, including information on transfers between Levels 1 and 2, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency Translation. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from other Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for federal income taxes because each Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return. Consumer Discretionary and Information Technology are subject to a tax imposed on capital gains by certain countries in which they invest. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Partners - continued

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by each Fund; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Consumer Discretionary	$ 810,944,019	$ 127,060,258	$ (14,735,271)	$ 112,324,987
Consumer Staples	646,824,176	240,047,889	(5,228,241)	234,819,648
Energy	823,306,606	130,189,982	(32,987,535)	97,202,447
Financials	1,363,963,293	92,179,276	(37,012,026)	55,167,250
Health Care	857,938,503	216,220,930	(16,200,785)	200,020,145
Industrials	767,241,044	133,761,131	(10,265,633)	123,495,498
Information Technology	1,321,329,032	401,661,520	(48,470,539)	353,190,981
Materials	263,361,450	61,422,580	(7,282,508)	54,140,072
Telecom Services	208,075,060	71,096,016	(11,766,025)	59,329,991
Utilities	295,217,590	28,632,994	(2,425,175)	26,207,819

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on each Fund's financial statement disclosures.

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Notes to Financial Statements - continued

4. Operating Policies.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Consumer Discretionary	1,637,254,372	1,537,898,943
Consumer Staples	274,966,959	212,788,246
Energy	919,118,429	829,512,338
Financials	4,757,285,157	4,609,101,753
Health Care	1,180,791,389	1,084,093,187
Industrials	729,956,135	695,483,550
Information Technology	2,853,407,068	2,744,454,062
Materials	231,537,075	214,803,364
Telecom Services	126,539,072	125,143,780
Utilities	555,466,698	515,033,183

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (FMRC), an affiliate of FMR, provides each Fund with investment management services. The Funds do not pay any fees for these services. Pursuant to each Fund's management contract with FMRC, FMR pays FMRC a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract FMR pays all other expenses of each Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

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6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Consumer Discretionary	$ 54,190
Consumer Staples	6,524
Energy	10,621
Financials	274,017
Health Care	16,086
Industrials	16,058
Information Technology	101,554
Materials	3,883
Telecom Services	13,547
Utilities	11,672

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Consumer Discretionary	Borrower	$ 15,724,000.33%		$ 290
Energy	Borrower	15,316,000.37%		475
Financials	Borrower	13,174,000.34%		248

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of

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Notes to Financial Statements - continued

7. Security Lending - continued

the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity as of and during the period was as follows:

	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Consumer Discretionary	$ 2,763	$ -
Energy	1,423	-
Financials	48	-
Health Care	2,246	-
Information Technology	56,751	175,518
Telecom Services	6,531	749,046

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of each Fund's operating expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. During the period, the reduction of expenses for each Fund is noted in the table below.

Fund	Expense Reduction	Custody Earnings Credits
Consumer Discretionary	$ 5,287	$ -
Consumer Staples	5,252	-
Energy	5,622	-
Financials	8,175	62
Health Care	6,039	60
Industrials	5,460	5
Information Technology	9,770	76
Materials	1,914	5
Telecom Services	1,443	-
Utilities	1,964	4

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9. Other.

The Funds' organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Funds.

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Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and the Partners of Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund, and Fidelity Utilities Central Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund, and Fidelity Utilities Central Fund (the Funds), each a Fund of Fidelity Central Investment Portfolios LLC, including the schedules of investments, as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund, and Fidelity Utilities Central Fund as of September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

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DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 13, 2012

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Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board, and executive officers of the Fidelity Central Investment Portfolios LLC and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 227 funds advised by FMR or an affiliate. Mr. Curvey oversees 434 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

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Directors and Officers (Trustees and Officers) - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

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The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

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Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2004

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2004

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Directors and Officers (Trustees and Officers) - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Consumer Discretionary Central Fund
Fidelity Consumer Staples Central Fund
Fidelity Energy Central Fund
Fidelity Financials Central Fund
Fidelity Health Care Central Fund
Fidelity Industrials Central Fund
Fidelity Information Technology Central Fund
Fidelity Materials Central Fund
Fidelity Telecom Services Central Fund
Fidelity Utilities Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Directors, including the Independent Directors, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of each fund and its shareholders and that the lack of compensation payable under the management contract is fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR Co., Inc., and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed each fund's absolute investment performance, as well as each fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew each fund's Advisory Contracts, as the funds are not publicly offered as stand-alone investment products. In this regard, the Board noted that each fund is designed to offer a liquid investment option for other investment companies managed by Fidelity Management & Research Company (FMR) or its affiliates and ultimately to enhance the performance of those investment companies.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while each fund does not pay a management fee, FMR pays a management fee on behalf of each fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of each fund, except expenses related to each fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of each fund and each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in these funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to each fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund was not relevant to the renewal of the Advisory Contracts because each fund pays no advisory fees and FMR bears all expenses of each fund, except expenses related to each fund's investment activities.

Economies of Scale. The Board concluded that because each fund pays no advisory fees and FMR bears all expenses of each fund, except expenses related to each fund's investment activities, economies of scale cannot be realized by the funds.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Item 2. Code of Ethics

As of the end of the period, September 30, 2012, Fidelity Central Investment Portfolios LLC (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Emerging Markets Equity Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Floating Rate Central Fund, Fidelity Health Care Central Fund, Fidelity High Income Central Fund 1, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity International Equity Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund and Fidelity Utilities Central Fund (the "Funds"):

Services Billed by Deloitte Entities

September 30, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Consumer Discretionary Central Fund	$39,000	$-	$8,200	$400
Fidelity Consumer Staples Central Fund	$40,000	$-	$8,200	$400
Fidelity Emerging Markets Equity Central Fund	$41,000	$-	$6,800	$400
Fidelity Energy Central Fund	$43,000	$-	$9,100	$400
Fidelity Financials Central Fund	$42,000	$-	$8,900	$400
Fidelity Floating Rate Central Fund	$177,000	$-	$8,700	$400
Fidelity Health Care Central Fund	$40,000	$-	$8,200	$400
Fidelity High Income Central Fund 1	$54,000	$-	$8,700	$400
Fidelity Industrials Central Fund	$42,000	$-	$8,200	$400
Fidelity Information Technology Central Fund	$40,000	$-	$8,200	$400
Fidelity International Equity Central Fund	$47,000	$-	$6,800	$400
Fidelity Materials Central Fund	$40,000	$-	$8,200	$400
Fidelity Telecom Services Central Fund	$40,000	$-	$8,200	$400
Fidelity Utilities Central Fund	$39,000	$-	$8,200	$400

September 30, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Consumer Discretionary Central Fund	$41,000	$-	$8,200	$200
Fidelity Consumer Staples Central Fund	$42,000	$-	$8,200	$200
Fidelity Emerging Markets Equity Central Fund	$43,000	$-	$6,800	$200
Fidelity Energy Central Fund	$45,000	$-	$9,300	$200
Fidelity Financials Central Fund	$44,000	$-	$11,100	$200
Fidelity Floating Rate Central Fund	$155,000	$-	$8,700	$200
Fidelity Health Care Central Fund	$42,000	$-	$8,200	$200
Fidelity High Income Central Fund 1	$53,000	$-	$8,700	$200
Fidelity Industrials Central Fund	$44,000	$-	$8,200	$200
Fidelity Information Technology Central Fund	$42,000	$-	$8,200	$200
Fidelity International Equity Central Fund	$49,000	$-	$6,800	$200
Fidelity Materials Central Fund	$42,000	$-	$8,200	$200
Fidelity Telecom Services Central Fund	$42,000	$-	$8,200	$200
Fidelity Utilities Central Fund	$41,000	$-	$8,200	$200

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	September 30, 2012A	September 30, 2011A
Audit-Related Fees	$615,000	$440,000
Tax Fees	$-	$-
All Other Fees	$1,130,000	$700,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	September 30, 2012 A	September 30, 2011 A
Deloitte Entities	$1,905,000	$1,400,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios LLC

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 27, 2012
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	November 27, 2012